                                MORGAN STANLEY

                     SELECT DIMENSIONS INVESTMENT SERIES



                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2001

Morgan Stanley Select Dimensions Investment Series
TABLE OF CONTENTS

Letter to the Shareholders..................................     1
Results of Special Meeting..................................    18
Fund Performance............................................    19
Portfolio of Investments:
    Money Market............................................    21
    North American Government Securities....................    23
    Diversified Income......................................    25
    Balanced Growth.........................................    39
    Utilities...............................................    46
    Dividend Growth.........................................    49
    Value-Added Market......................................    52
    Growth..................................................    64
    American Opportunities..................................    67
    Mid-Cap Equity..........................................    73
    Global Equity...........................................    75
    Developing Growth.......................................    80
    Emerging Markets........................................    85
Financial Statements:
    Statements of Assets and Liabilities....................    90
    Statements of Operations................................    92
    Statements of Changes in Net Assets.....................    94
Notes to Financial Statements...............................   104
Financial Highlights........................................   114

Morgan Stanley Select Dimensions Investment Series        Two World Trade Center
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001            New York, New York 10048

DEAR SHAREHOLDER:
U.S. economic growth decelerated through the end of 2000 and continued slowing during the first half of 2001. Much of the weakness was centered in the industrial sector, especially in the telecommunications and technology industry, which enjoyed exceptional growth over the previous few years. According to the National Association of Purchasing Managers, the industrial contraction was particularly severe during the first quarter of 2001, and manufacturing conditions remained negative through the end of June. Consumer spending, which accounts for about two-thirds of the gross domestic product of the United States, held up remarkably well, but also decelerated. Consumer confidence dropped to its lowest level in some four years.

Both U.S. monetary and fiscal policy during the six-month period under review aimed to stimulate economic growth. The Federal Reserve Board cut the benchmark federal funds rate by 275 basis points (2.75 percent) during the period. This was the Fed's most aggressive monetary policy adjustment since 1984. As for fiscal policy, Congress passed reductions in personal tax rates that included rebate checks scheduled to be sent out during the third quarter of this year.

EQUITY MARKET OVERVIEW
The six-month period ended June 30, 2001, was mixed for equity investors. January and April were the only positive months for growth investors, led by sharp advances in technology. Within the large-capitalization arena, value outperformed growth by a margin of 8 percent. Within the small caps, value stocks outperformed their growth counterparts by a margin of 12 percent.

Preannouncements around the second-quarter earnings season dominated investor sentiment in May and June. While there was negative news from the technology sector, most notably within telecommunications, not all the bad news was in technology. Merrill Lynch surprised the markets with a negative profit warning late in June. Among the 948 companies preannouncing earnings, 67 percent of the reports were negative, a slight improvement over the 69 percent in the first quarter.

FIXED-INCOME OVERVIEW
The U.S. Treasury market responded positively to the slowing economy this January and February. Since then, the Fed's easing has continued to pull short-term interest rates lower, but expectations for an economic recovery have led to rising long-term rates. At the beginning of the period, yields on GNMAs and other mortgage-backed securities were approaching their highest levels relative to Treasury yields in fifteen years. As the period progressed, mortgage-backed securities performed relatively well. Yields on mortgage-backed securities remained attractive as the period drew to a close.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

INTERNATIONAL OVERVIEW
European stock markets continued to trend down in sympathy with the U.S. equity markets during the period under review. Early in the period, European companies seemed to shrug off economic concerns and returned strong first-quarter results. By the second quarter, however, it became increasingly apparent that neither European companies nor European economies would remain immune from the problems being experienced in the global economy. Across many sectors of the economy there is now a noticeable slowdown in activity, which is being reflected in a steady stream of profit warnings and preannouncements of weak first-half numbers. The European Central Bank does not seem to be responding to this weakening in European economies and is sending out no firm signals that it is prepared to reduce interest rates further. Given this uncertainty, the euro remains weak against the U.S. dollar.

During the first half of 2001, Japanese equities experienced a high degree of volatility, declining more than 8 percent as a result of global and domestic concerns. In May, Japanese stocks rallied on investor optimism that newly elected Prime Minister Koizumi would gain enough political support to enact policies to rescue Japan's fragile economy. By the end of June, however, Japanese equities retreated to levels prior to Koizumi's election victory, lacking direction in the face of a confluence of events, including investors' concerns about Koizumi's reforms, lack of positive news on individual stocks, a weakening domestic economy and the poor outlook for the U.S. economy.

The markets in the Asia ex-Japan region declined nearly 6 percent in this time frame because of concerns over slowing economic growth and diminishing corporate profits. The prolonged weakness in global demand, specifically for technology-related products, continues to pressure export-oriented economies. Disappointing economic news from Europe and Japan reduced expectations of an imminent global economic recovery and added to concerns over a possible recession and earnings downgrades.

AMERICAN OPPORTUNITIES PORTFOLIO
For the six-month period ended June 30, 2001, American Opportunities Portfolio's Class X shares produced a total return of -22.08 percent versus -6.69 percent for the Standard & Poor's 500 Stock

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

Index (S&P 500).(1) For the same period, the Portfolio's Class Y shares returned -22.23 percent. The performance of the Portfolio's two share classes varies because of differing expenses.

Given our outlook for an economic slowdown, the Portfolio's managers positioned it away from economically sensitive groups that they believed would more likely experience a deceleration in earnings and toward industries with more stable earnings growth. Historically, in the managers' experience, this has been the strategy that has worked at this stage of the economy. This time around, however, while our economic outlook was correct and economically sensitive groups did have the worst earnings growth, sector leadership did not reflect this scenario. Instead, relative valuations played the more significant role. Because many cyclicals, including basic commodities, capital goods and consumer cyclicals, had underperformed for so long, their valuations became deeply undervalued and, apparently, too compelling for investors to resist. These factors contributed to the Fund's underperformance relative to its benchmark index.

Another reason for the divergence in sector performance from the historical pattern is that the order of this economic cycle was reversed. Typically, it is the consumer that leads the economy down, pulling capital goods and basic materials down behind it. This time, commodity industries peaked in 1998, two years ahead of the rest of the economy. Next, the prospects for capital goods companies, particularly technology firms, began to plummet in 2000. This in turn began to slow consumer spending late in 2000. Unusually, while consumer spending on big-ticket items has slowed, it has held together impressively. This is particularly true relative to past recessions. Behind this is the fact that corporations have been slower to reduce the number of employees, given that demographics have limited availability of labor. In our view, the key as to whether consumer spending will finally break, and take real estate with it, will be the direction of unemployment. If unemployment soars, the last economic support will fall.

There is growing evidence that the U.S. economy is stabilizing and could begin to recover at the end of the year. Europe and the rest of the world are likely to follow suit, probably within two quarters. However, it appears that the recovery could be subpar, as consumer-spending growth has stayed above historic trendline levels, suggesting that this area, which accounts for two-thirds of the economy, will experience only an anemic recovery. The free fall in technology earnings should begin to abate as earnings comparisons become much more easily made in December and inventory levels more normalized by year-end. However, the

---------------------
(1) The Standard & Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

technology sector, which accounted for one-third of the growth in the economy in the latter part of the 1990s, is also likely to stage a slow comeback, as excess capacity will overhang for at least another year. Nevertheless, consumer and technology stocks could rally in anticipation of a normal recovery in these two sectors.

Basic infrastructure, an area that has been underinvested in during the last 10 years, and all its suppliers, may emerge as one of the leading growth sectors as the economy bottoms. Capital spending in the United States has been dominated by technology over the last ten years. As a result, basic investments in energy exploration, utility production facilities and transportation structures have been neglected. Additionally, commodity companies around the world have shown much more financial and capital discipline this time around. Insufficient rain in many of the significant commodity and agriculture production areas of the world may also reduce the supply and availability of basic materials needed for the infrastructure build-out that has begun as well as global grain inventories. We anticipate that the Fund will increasingly be positioned toward this new area of growth for the economy.

BALANCED GROWTH PORTFOLIO
For the six-month period ended June 30, 2001, Balanced Growth Portfolio's
Class X shares produced a total return of 3.35 percent versus -6.69 percent for the S&P 500 and 3.62 percent for the Lehman Brothers U.S. Aggregate Index.(2) For the same period, the Portfolio's Class Y shares returned 3.19 percent. The performance of the Portfolio's two share classes varies because of differing expenses.

On June 30, 2001, approximately 65 percent of the Portfolio's assets were allocated to equities and 35 percent to high-quality fixed-income securities. The Portfolio's equity component, which consists of 27 common stocks spread among 20 different industry groups, was relatively fully invested. During the first half of the fiscal year, the Portfolio's equity component maintained its underexposure to high-technology and high price-to-earnings (p/e) stocks, many of which underperformed during the period. Instead, the Portfolio's screening process led to overweightings in basic materials, capital goods, energy and utilities, which enjoy strong cash flows and attractive dividend yields, many of these sectors having had positive earnings compared with year-ago results.

---------------------
(2) The Lehman Brothers U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed and commercial mortgage-based securities. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

At the beginning of the period, yields for most U.S. fixed-income securities were the most generous relative to U.S. Treasury and agency securities that they have been in more than 15 years. We believed that this represented an unusual opportunity to build positions in mortgage-backed securities and investment-grade corporate securities. Consequently, we increased the Portfolio's allocations to both sectors, with mortgage-backed securities representing 55.2 percent of the Portfolio's fixed-income component and corporate and other nongovernment investments 32.3 percent. Although yields on nongovernment securities later fell relative to government securities, yields remained historically attractive. The remainder of the fixed-income component was allocated among U.S. government agencies (10.2 percent), U.S. Treasury notes (1.1 percent) and cash equivalents (1.2 percent).

DEVELOPING GROWTH PORTFOLIO
For the six-month period ended June 30, 2001, Developing Growth Portfolio's Class X shares produced a total return of -17.58 percent versus 6.85 percent for the Russell 2000 Index.(3) For the same period, the Portfolio's Class Y shares returned -17.70 percent. The performance of the Portfolio's two share classes varies because of differing expenses.

Most of the Portfolio's underperformance relative to its benchmarks occurred in the first quarter of 2000. During that period, the four worst-performing sectors -- technology, health care, telephone services and heavy industry -- represented overweighted positions in the Portfolio. Further hindering performance was stock selection within the technology and heavy industry sectors, because of a large number of earnings warnings or misses. Within these sectors, there were few identifiable areas that were not susceptible to lowered expectations based on very limited visibility for the future. Second-quarter underperformance was attributable primarily to stock selection within the health care, energy and retail areas.

The Portfolio began the year divided about evenly between stable growers and aggressive growth issues. During the first quarter, the Portfolio was gradually tilted toward more stable growth stocks. This shift became apparent both across and within sectors. As fears of a hard landing in the technology sector became more likely, we reduced the Portfolio's exposure to the sector and increased its weightings in such stable growth sectors as health care, finance, utilities, consumer and aerospace. Within most industry sectors we emphasized the more stable growth areas. For example, within technology we reduced the more cyclical

---------------------
(3) The Russell 2000 Index is a capitalization-weighted index, which is comprised of the 2,000 smallest stocks included in the Russell 3000 Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

subsectors such as telecommunications equipment and semiconductors and positioned the Portfolio in favor of more stable subsectors, including software and services.

We remained somewhat cautious throughout the second quarter, despite the strong run-up experienced by the equity markets in April. We believed that the markets had gotten somewhat ahead of the fundamentals and that it was too soon to jump into more-aggressive stocks. Although we did some selective buying in the more aggressive areas, we ended the period still holding a good number of stable growers.

We believe that the equity markets will remain choppy over the next several months, because investors' concerns about earnings visibility remain high. However, our long-term outlook remains constructive. As we have progressed through the current earnings season, we have been looking for companies that are starting to report better news. For example, we are currently focusing on companies that have been making progress in working off their inventories and those for whom new orders are starting to pick up. We have already seen some positive developments in a few select companies, and as the news continues to improve we plan to become more aggressively positioned over the next several months.

DIVERSIFIED INCOME PORTFOLIO
For the six-month period ended June 30, 2001, Diversified Income Portfolio's Class X shares produced a total return of -4.60 percent versus 4.08 percent for the Lehman Brothers Intermediate U.S. Government/Credit Index.(4) For the same period, the Portfolio's Class Y shares returned -4.61 percent. The performance of the Portfolio's two share classes varies because of differing expenses.

The Portfolio's underperformance relative to its benchmark was due primarily to its high-yield securities component. Within this component, the Portfolio's core holdings in the B-rated sector in general and its telecommunications and technology holdings in particular underperformed the higher-quality end of the high-yield market. The global securities portion also performed poorly as nondollar currencies fell relative to the U.S. dollar.

GLOBAL SECURITIES COMPONENT. Throughout the period under review, the Portfolio continued its strategy of seeking the best-performing markets within its investment-grade mandate while maintaining attractive income levels. The component benefited from a change in investment guidelines that now allow it to hold

---------------------
(4) The Lehman Brothers Intermediate U.S. Government/Credit Index tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

longer-term securities rated BBB and above. These securities performed relatively well as short-term rates fell and longer-term rates rose. As the period progressed, the duration of the global securities component was increased to 5.46 years. We also increased this component's exposure to investment-grade corporate securities during the first half of the year to take advantage of historically attractive spreads relative to government securities. Most investment-grade, nondollar currencies fell through the period, however, as global investors became attracted to dollar-based investments.

U.S. GOVERNMENT AND MORTGAGE SECURITIES COMPONENT. At the beginning of the year, mortgage-backed security yields were at their highest levels relative to Treasury securities in nearly 15 years. Consequently, the mortgage-backed position for this component was increased to 84 percent. By June 30, 2001, this position had been pared back to 47 percent. This component's duration was 5.45 years at the end of the period.

HIGH-YIELD SECURITIES COMPONENT. While some sectors of the high-yield market improved during the period under review, the six months through June remained difficult for the B-rated sector of the market. Moreover, the telecommunications and technology industry sectors, which collectively are both the market's and the Portfolio's largest weightings, remained under pressure as companies announced shortfalls in their sales and income projections and as credit remained restrictive. Against this background, default levels increased both for the market and for the Portfolio.

As previously announced, a new investment team assumed responsibility for the Portfolio in early January. The team immediately undertook a rigorous review of the high-yield component's holdings. Based on their bottom-up analysis, the new management team redeployed a portion of the Portfolio's assets into securities that it considers offer better investment potential. The team also retained a number of securities that it believes have good recovery value. In each instance the team took account of the need to balance the risks inherent in the high-yield market with the Portfolio's investment objectives.

DIVIDEND GROWTH PORTFOLIO
For the six-month period ended June 30, 2001, Dividend Growth Portfolio's Class X shares returned 1.14 percent to shareholders versus -6.69 percent for the S&P 500. For the same period, the Portfolio's Class Y shares returned
0.99 percent. The performance of the Portfolio's two share classes varies because of differing expenses.

The Portfolio's performance outpaced that of the S&P 500, due in part to its underexposure to high-technology and high price-to-earnings (p/e) stocks, many of which underperformed during the period. Instead, the Portfolio's screening process led to overweightings in basic materials, capital goods, energy and

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

utilities, which enjoy strong cash flows and attractive dividend yields, many of these sectors having had positive earnings compared with year-ago results.

On June 30 the Portfolio was relatively fully invested. In an effort to maintain the Portfolio's stated intent of focusing on its investment in traditional companies with an e-commerce strategy, the managers took steps to restructure the Portfolio accordingly. Portfolio transactions during the period included a reallocation of assets to reflect a more accurate use of the dividend growth discipline. As a result, holdings in Ryder and Aetna were liquidated. At the end of June, the Portfolio was invested in 72 common stocks spread among 36 different industry groups.

EMERGING MARKETS PORTFOLIO
For the six-month period ended June 30, 2001, the Emerging Markets Portfolio returned -1.35 percent compared to 1.98 percent for the S&P/IFCI Emerging Markets Index.(5)

Emerging equity markets went through another volatile period during the first half of 2001. After having rallied sharply early in the year, stocks fell on concerns that interest-rate cuts by the U.S. Federal Reserve Board would prove inadequate to stave off a hard landing of the U.S. economy. Further, the maxi-devaluation of the Turkish Lira and financial turmoil in Argentina sent tremors throughout the emerging debt markets, thereby hurting the risk profile for equities.

Asian stock markets generally weakened during the first half of 2001, in response to unfavorable developments in the technology sector and rising concerns over the U.S. economy. However, the variation in market performance across countries was rather significant as the country effect continued to outweigh the sector effect. South Korean equities posted strong gains during the first half of the year, helped by relatively encouraging economic statistics. In addition, the reforms recently carried out by the corporate sector appear to be bearing fruit. Stock prices in Taiwan also rose over the period, in response to an improvement in the political climate and support measures from the government. However, Hong Kong, which is traditionally seen as a safe haven in Asia, underperformed most other markets in the region. There was undoubtedly some deterioration in short-term fundamentals across the region, given the continued weakness in technology sectors, which are key industries in Asia. However, it is also important to recognize

---------------------
(5) The S&P/IFCI Emerging Markets Index is a broad, neutral and historically consistent benchmark for the emerging markets. The Index includes Latin America, East Asia, South Asia, Europe, the Mideast and Africa, reflecting restrictions on foreign investment, market capitalization and liquidity. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

the longer-term trends -- outsourcing, lower dependence on the United States, the emergence of China and India -- which are working in Asia's favor. In addition, equity markets have moved very fast to discount recent events and on a number of historical valuation grounds look very attractive.

Latin American equity markets also had a difficult start this year, as the decline in global equity markets exacerbated the ongoing economic crisis in Argentina. While a successful debt swap in that country helped to temporarily shore up eroding confidence, considerable uncertainty remains. Argentina's financial crisis has also had a substantial spillover effect on Brazilian financial markets, which have suffered from domestic political battles. Also, the explosion and sinking of the world's largest oil rig, off the Brazilian coast, led to sharp pressure on the Brazilian REAL given the prospect of reduced foreign exchange inflows. On the other hand, Mexico continued to be the star performer of the region, bolstered by the announcement of Citigroup's $12 billion acquisition of Mexican financial giant, Banacci.

All of the major emerging equity markets in the EMEA region (emerging Europe, Middle East and Africa) posted declines during the first half of 2001, with the exceptions of Russia and South Africa. In general terms, the region is experiencing a slowdown in economic activity as the sluggish global economic environment continues to spill over into local economies. The main event in the region was the deteriorating political and economic profile of Turkey, which culminated in the termination of that country's crawling peg exchange-rate system and allowed the currency to float. Although Turkish stock prices rallied after the new program was announced by Economy Minister Dervis, on a fundamental basis the economic activity continues to moderate and inflation is picking up following the currency devaluation. The Russian equity market proved to be the region's best performer during the first half of this year, due to continued political stability and encouraging prospects for structural reform. The South African market has also been strong, helped by better than expected inflation numbers, which prompted a cut in interest rates by the central bank.

As of June 30, 2001, the Portfolio's largest holdings were South Korea (16.3 percent), Mexico (16.3 percent), South Africa (11.6 percent), Brazil
(9.9 percent), Taiwan (7.3 percent), Hong Kong (6.9 percent) and China (5.2 percent). The Fund also held smaller positions in Greece, Israel, Turkey, Poland, Chile, Hungary, Argentina, Russia and Venezuela. At the end of the quarter, the Portfolio held a cash position of 3.3 percent.

According to TCW Investment Management Company, the Portfolio's sub-advisor, the outlook for emerging markets will depend on the length and depth of the U.S. downturn and the extent to which it can be offset by lower interest rates. The slowdown in U.S. economic activity has resulted in a downgrading

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

of global expectations for economic and corporate profit growth. The equity markets have by and large discounted much of the bad news and now selectively offer attractive value over the longer term. In addition, TCW believes that the period of monetary easing, which began in the United States and is now spreading to Europe, should be supportive for the equity markets.

GLOBAL EQUITY PORTFOLIO
For the six-month period ended June 30, 2001, Global Equity Portfolio's Class X shares produced a total return of -10.04 percent, compared to -10.66 percent for the Morgan Stanley Capital International (MSCI) World Index.(6) For the same period, the Portfolio's Class Y shares returned -10.12 percent. The performance of the Portfolio's two share classes varies because of differing expenses.

The Portfolio's performance relative to its benchmark was favorably affected by its overweighted positions in the energy and pharmaceuticals sectors.

On June 30, 2001, the Portfolio's regional weightings were 48.5 percent in North America (underweighted relative to the MSCI World Index), 29.8 percent in Europe (underweighted), 11.9 percent in Japan (overweighted), 2.7 percent in Asia (overweighted) and 1.2 percent in other regions. The remaining 5.9 percent was held in cash and cash equivalents.

The Portfolio's top holdings as of June 30, 2001, were Golden West Financial (United States, banking), Bombardier (Canada, aerospace), Exxon Mobil (United States, energy), Oxford Health (United States, health care), Scottish and Southern (United Kingdom, utility), Nestle (Switzerland, food processor), ING Group (Netherlands, financial services) and Konica (Japan, electronics).

GROWTH PORTFOLIO
For the six-month period ended June 30, 2001, Growth Portfolio's Class X shares posted a total return of -10.85 percent versus -6.69 percent for the S&P 500. For the same period, the Portfolio's Class Y shares returned -11.01 percent. The performance of the Portfolio's two share classes varies because of differing expenses.

---------------------
(6) The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

According to Morgan Stanley Investment Management Inc., the Fund's sub-advisor, the Portfolio maintained significant overweightings in industrials, information technology and health care. Industrials, which represent 19 percent of the Portfolio, included strong results from General Electric and General Dynamics. Tyco, the Portfolio's largest holding, had a tough first quarter because of its announced acquisition of CIT and concerns about weakness in its electronic components division. The company subsequently reported better than consensus earnings and announced the acquisition of CR Bard as part of Tyco's healthcare division.

Within the technology sector, the sub-advisor eliminated several smaller, high-beta positions in favor of more-stable companies. The sub-advisor also focused on technology companies that hold market dominance and have the financial ability to survive and benefit from an eventual market upturn. Among the Portfolio's larger, better-performing positions were Microsoft, Scientific Atlanta and IBM. The Portfolio maintained an underweighted position in telecommunications because of the sub-advisor's belief that a recovery in that sector is several years away.

The Portfolio maintained its overweighting in health care where the sub-advisor has favored the stable-earnings growth properties of large pharmaceutical companies. However, pharmaceutical stocks lagged during the January rally as investors rotated to technology and have not recovered. The Portfolio benefited from the market's rotation to biotechnology stocks. Holdings within this area include Gilead Sciences, Invitrogen, Tularik and Curagen. The Portfolio maintained an added degree of health-care exposure through its investments in GE Medical and Tyco.

Stock selection in the consumer discretionary sector, the best-performing sector in the S&P 500, was strong versus the index. Media companies were among the strongest performers as investors began to look beyond this year's results to an anticipated recovery in 2002. The sub-advisor believes that the understanding of the unique platform AOL Time Warner has is broadening. In addition, AOL is not as exposed to advertising revenues as such competitors as Viacom and Disney, which is a positive note in this environment.

Within retailing, the Portfolio has favored high-quality franchise names while remaining underweight or out of more volatile and lagging fashion names. Specialty retailers Dollar Tree and Tiffany, which were smaller positions, performed strongly. The Portfolio also holds the discounters BJ's Wholesale Club and Costco. The sub-advisor believes that these types of companies, as well as Home Depot, will benefit from the federal income tax rebate checks being mailed during the second half of the year.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

The Portfolio was slightly underweighted in consumer staples relative to its index. The managers trimmed its Anheuser-Busch holdings early in the second quarter on volume softness and concern that price discounting implemented by Miller might carry over to Budweiser, a concern that did not materialize. Philip Morris, which was added to the Russell 1000 Growth Index in a recent rebalancing, contributed positively to Portfolio performance.

While economic growth remains slow, the sub-advisor is cautiously optimistic that the economy is not in a recession. In this type of environment, where the signals are mixed, the sub-advisor believes that there is an opportunity to add value through intense fundamental research of companies to identify those that have the ability to survive difficult times and benefit from recovery.

MID-CAP EQUITY PORTFOLIO
For the six-month period ended June 30, 2001, Mid-Cap Equity Portfolio's
Class X shares produced a total return of -21.83 percent versus 0.97 percent for the S&P MidCap 400 Index.(7) For the same period, the Portfolio's Class Y shares returned -21.93 percent. The performance of the Portfolio's two share classes varies because of differing expenses.

According to TCW Investment Management Company, the Portfolio's sub-advisor, the Portfolio's underperformance relative to its benchmark was primarily because of its significant overweighting in technology. The rapid slowing of the economy and a significant reduction in capital spending on technology by corporate America contributed to the sector's sharp decline.

Over the past few months, TCW has begun to position the Portfolio for an anticipated eventual recovery in the financial markets and economy. First and foremost, the sub-advisor believes it is important to stay true to its investment discipline of owning what it believes are the highest-quality mid-cap growth companies with attractive business opportunities ahead of them. It has been TCW's experience that in market recoveries investors return first to quality names.

Second, the sub-advisor has begun to upgrade the Portfolio, using depressed valuations and market caps to purchase the dominant companies in a particular industry or niche. TCW has also begun to initiate positions in companies that were formerly valued too richly or were of too large a market cap for the

---------------------
(7) The Standard & Poor's MidCap 400 Index (S&P 400) is a market-value weighted index, the performance of which is based on the performance of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

Portfolio to own. Finally, the sub-advisor has added to the Portfolio's positions in high-quality companies whose valuations have become depressed and whose weightings in the Portfolio had fallen because of stock price depreciation.

Although the Portfolio's relative performance during the final two months of the fiscal year was positive, TCW realizes that there is still some distance to go to recover from the difficult last 12 months. The performance of April and May adds to the sub-advisor's confidence that the Portfolio is appropriately invested in the type of mid-cap growth companies that could lead the way when the economy and equity markets recover. TCW cautions, however, that the news from the economy and corporate America will likely remain weak or even worsen before it gets better, possibly putting renewed downward pressure on both the major indexes and the Portfolio.

MONEY MARKET PORTFOLIO
As of June 30, 2001, the Money Market Portfolio had net assets in excess of $169 million, with an average life of 63 days. For the six-month period ended
June 30, 2001, the Portfolio's Class X shares returned 2.45 percent. For the seven-day period ended June 30, 2001, the Portfolio provided an effective yield of 3.80 percent and a current yield of 3.73 percent, while its 30-day moving average yield for June was 3.89 percent.

For the same period, the Portfolio's Class Y shares returned 2.32 percent. For the seven-day period ended June 30, 2001, the Portfolio's Class Y shares provided an effective yield of 3.54 percent and a current yield of
3.48 percent, while its 30-day moving average yield for June was 3.64 percent. The performance of the Portfolio's two share classes varies because of differing expenses.

On June 30, 2001, approximately 57 percent of the Portfolio was invested in high-quality commercial paper, 34 percent in federal agency obligations, and the remaining 9 percent in short-term bank notes and certificates of deposit issued by financially strong commercial banks. At the end of the fiscal period, approximately 85 percent of the Portfolio's holdings were due to mature in less than four months. We believe that the Portfolio is well positioned for stability of value with a high degree of liquidity.(8)

---------------------
(8) An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

As always, we attempt to operate the Portfolio in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. The Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

It remains to be seen whether the sharply lower levels of short-term interest rates and the tax cuts enacted by Congress will prove sufficient to reverse the softening pace of economic activity. Factory payroll counts have contracted for 11 consecutive months through June 2001, and May's capacity utilization report registered its lowest level since 1983. We anticipate that the Fed could take further steps to reduce short-term rates during the upcoming months. However, the Portfolio is positioned to be able to reflect changing levels of money market rates in either direction during the months ahead.

NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO
For the six-month period ended June 30, 2001, the North American Government Securities Portfolio produced a total return of 2.96 percent versus
3.87 percent for the Lehman Brothers U.S. Government Index (1 -- 5 Year).(9)

As of June 30, 2001, 100 percent of the Portfolio's assets were invested in the United States. The Portfolio's sub-advisor, TCW Investment Management Company
(TCW), continues to emphasize high-quality mortgage-backed securities, including various types of AAA-rated collateralized mortgage obligations (CMOs), pass-through securities and adjustable-rate mortgages (ARMs). The Portfolio is currently on the sidelines with respect to investing in both the Mexican and Canadian markets. TCW continues to monitor those sectors for investment opportunities that it believes would be attractive relative to those in the United States.

TCW's outlook for the mortgage sector is favorable. According to the Portfolio's sub-advisor, this asset class has far less exposure to economic slowdowns than do the credit sectors, because of U.S. government or agency guarantees. Demand for mortgage products has increased along with the steepening yield curve. Additionally, spreads between mortgages and Treasuries remain above historical norms. Prepayment risk is on the decline, following the rise in interest rates and the decline in the Refi Index. The Portfolio's sub-advisor expects these factors to contribute positively to mortgage performance in the coming months.

---------------------
(9) The Lehman Brothers U.S. Government Index (1-5 Year) measures the performance of all U.S. government agency and Treasury securities with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

UTILITIES PORTFOLIO
For the six-month period ended June 30, 2001, the Utilities Portfolio's Class X shares produced a total return of -13.97 percent versus -6.69 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -14.08 percent. The performance of the Portfolio's two share classes varies because of differing expenses. While weakness across all of the Portfolio's primary investment segments contributed to its underperformance relative to its broad-based S&P benchmark, the natural gas sector, which declined more than 19 percent during the period (as measured by the AMEX Natural Gas Index), was a significant detractor from Portfolio performance.

During the six-month period ended June 30, 2001, the stock market -- prompted by a rapidly slowing economy and disappointing corporate earnings -- experienced a high degree of volatility. Within this difficult investment environment, utilities stocks in general, and the Utilities Portfolio in particular, were further hindered by the poor performance of the telecommunications sector and the uncertainties associated with the California power crisis.

Within this period, news stories depicting electricity shortages and rolling blackouts in California kept investors focused on that state's ongoing power crisis, which resulted in part from a flawed deregulation plan. The dysfunctional electric market created serious financial challenges for both Edison International and PG&E, California's largest utilities companies, with the latter filing for bankruptcy protection. Although the Portfolio avoided both companies, instead favoring financially strong companies with growing merchant energy businesses and positive earnings growth momentum, the events in California raised concern over possible industry reregulation, which negatively affected the share price performance of many electric companies. Particularly hard hit were independent power producers (IPPs) operating in the state. On a more comforting note, nationwide electricity demand remains strong, which was underscored by the fact that many power companies posted record earnings results during the period.

Within the natural gas sector, a meaningful downtrend in gas prices was evident during the second quarter of 2001, primarily due to extremely mild weather patterns. As a result, natural gas stocks lagged those of other utility companies during this period, and several companies experienced significant share price erosion as a result of their exposure to the California crisis. Incremental demand from new power generation facilities and more-seasonal summer weather should help foster a firmer pricing environment as we enter the winter heating season. Despite the poor performance of natural gas stocks, however, it's important to note that many gas companies posted solid financial results as a result of healthy merchant energy activities such as the trading and marketing of gas and electric power.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

Telecommunications stocks lagged the overall market because of a significant slowdown in economic growth, fears of bandwidth oversupply and the financial difficulties of many emerging carriers. Given this difficult environment, the Portfolio focused on stocks of financially solid companies, including the Regional Bell Operating Companies (RBOCS) and major cable companies. Both groups have performed historically well during periods of slower economic growth and are, we believe, well positioned to reap the potential rewards of a wide array of new service offerings.

On June 30, 2001, 87 percent of the Portfolio's net assets were allocated to utility and utility-related equities, 7 percent to high-quality fixed-income securities and 6 percent were in cash and cash equivalents. Within the equity component, 50 percent was allocated to electric power, 26 percent to energy and other utility-related industries, and 24 percent to telecommunications. Adding a further degree of diversification to the Fund's portfolio were selective international holdings (4 percent of its net assets), which focused on the telecommunications sector. On June 30, 2001, the Fund's fixed-income portion remained well diversified with a weighted average credit rating of Baa1 and BBB+, as measured by Moody's Investors Service Inc. and Standard & Poor's, respectively.

Going forward, we will continue to monitor the California situation closely and seek to make investments prudently with an eye toward seeking attractive total returns and managing risk. Despite the near-term challenges facing California, we believe that fundamentals remain attractive for many power and gas companies and in our view it appears that the market has over-reacted on the downside. During the second half of 2001, we anticipate a potential recovery in the market value of both sectors as issues are resolved and investor confidence returns.

Within the Portfolio, we currently anticipate prudently and systematically building upon its telecom services component as fundamentals strengthen and investor sentiment improves. As we enter the second half of the fiscal year, we believe that the Portfolio remains well structured to meet its long-term objectives of capital appreciation and current income.

VALUE-ADDED MARKET PORTFOLIO
For the six-month period ended June 30, 2001, Value-Added Market Portfolio's Class X shares produced a total return of 0.94 percent, compared to -6.69 percent for the S&P 500. For the same period, the Portfolio's Class Y shares returned 0.84 percent. The performance of the Portfolio's two share classes varies because of differing expenses.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

The Portfolio substantially invests in all of the stocks included in the S&P 500 Index. Unlike the Index, however, the Portfolio generally equally weights all stock positions, thereby emphasizing the stocks of smaller- to medium-capitalized companies, which have historically outperformed the larger-capitalization companies. Because of this equally weighted strategy, during the first half of the year, the Portfolio significantly outperformed the market. The Portfolio benefited from the strong performance of such sectors as utilities, financials and energy, as well as small- and mid-cap stocks. Additionally, the Portfolio is underweighted in the technology sector, whose stocks have continued their downward trend.

LOOKING AHEAD
We believe that the United States is entering a period of moderate economic growth with inflation remaining at acceptable levels. We anticipate that the Fed will continue to pursue an accommodative monetary policy in hopes of maintaining suitable growth and avoiding a recession.

We appreciate your ongoing support of Morgan Stanley Select Dimensions Investment Series and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

[/S/ CHARLES A. FIUMEFREDDO]                             [/S/ MITCHELL M. MERIN]
Charles A. Fiumefreddo                                   Mitchell M. Merin
CHAIRMAN OF THE BOARD                                    PRESIDENT

Morgan Stanley Select Dimensions Investment Series
RESULTS OF SPECIAL MEETING / / JUNE 30, 2001

On June 26, 2001, a special meeting of shareholders of the Emerging Markets Portfolio, Mid-Cap Equity Portfolio and North American Government Securities Portfolio was held for the purpose of voting on the following proposal:

(1) Approval of a new Sub-Advisory Agreement between Morgan Stanley Investment Advisors Inc. and TCW Investment Management Company, a wholly owned subsidiary of The TCW Group, Inc., in connection with the proposed acquisition of a controlling interest in The TCW Group by Societe Generale Asset Management, S.A., a wholly owned subsidiary of Societe Generale, S.A., and, in the case of the Emerging Markets Portfolio, a related new Secondary Sub-Advisory Agreement between TCW Investment Management Company and TCW London International, Limited:

       EMERGING MARKETS PORTFOLIO
         For.............................................  1,064,033.159
         Against.........................................     52,849.645
         Abstain.........................................     69,918.196
       MID-CAP EQUITY PORTFOLIO
         For.............................................  6,682,599.464
         Against.........................................    197,020.373
         Abstain.........................................    547,392.647
       NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO
         For.............................................    517,946.638
         Against.........................................     21,173.887
         Abstain.........................................    128,198.474

Morgan Stanley Select Dimensions Investment Series
FUND PERFORMANCE / / JUNE 30, 2001

                             AVERAGE ANNUAL TOTAL RETURNS(1)
------------------------------------------------------------------------------------------
CLASS X                                   1 YEAR            5 YEARS       SINCE INCEPTION*
-------                              -----------------  ----------------  ----------------
American Opportunities.............             (24.95)%           16.12%            18.94%
Balanced Growth....................              17.39             10.47             12.25
Developing Growth..................             (30.13)             8.80             15.99
Diversified Income.................              (9.31)             1.02              2.64
Dividend Growth....................              17.09             12.30             16.90
Emerging Markets...................             (27.64)            (1.01)             1.36
Global Equity......................             (17.01)             7.86              9.21
Growth.............................             (25.92)            10.88             12.23
Mid-Cap Equity.....................             (48.52)               --              6.66
Money Market.......................               5.62              5.24              5.35
North American Government
  Securities.......................               6.97              5.41              5.21
Utilities..........................             (18.42)            13.98             15.62
Value-Added Market.................              13.71             14.13             15.91

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES DUE TO DIFFERENCES IN EXPENSES.
--------------------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
* The inception date for each Portfolio was November 9, 1994, with the exception of Mid-Cap Equity, which commenced operations on January 21, 1997.

Morgan Stanley Select Dimensions Investment Series
FUND PERFORMANCE / / JUNE 30, 2001

                   AVERAGE ANNUAL TOTAL RETURNS(1)
---------------------------------------------------------------------
CLASS Y                                             SINCE INCEPTION*
-------                                             -----------------
American Opportunities............................             (25.71)%
Balanced Growth...................................              14.07
Developing Growth.................................             (28.45)
Diversified Income................................              (9.16)
Dividend Growth...................................              14.13
Global Equity.....................................             (17.80)
Growth............................................             (27.77)
Mid-Cap Equity....................................             (50.68)
Money Market......................................               4.96
Utilities.........................................             (20.32)
Value-Added Market................................              11.50

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES DUE TO DIFFERENCES IN EXPENSES.
--------------------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
* Inception date of July 24, 2000.

Money Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

                                             ANNUALIZED
PRINCIPAL                                       YIELD
AMOUNT IN                                    ON DATE OF           MATURITY
THOUSANDS                                     PURCHASE              DATE             VALUE

----------------------------------------------------------------------------------------------

           COMMERCIAL PAPER (55.8%)
           BANKING (0.8%)
 $ 1,300   Mellon Funding Corp...........       3.97%             07/23/01        $  1,296,719
                                                                                  ------------
           CHEMICALS: MAJOR DIVERSIFIED (2.2%)
   3,850   Dupont (E.I.) de Nemours &
            Co., Inc.....................    3.65 - 3.83    08/24/01 - 09/21/01      3,822,613
                                                                                  ------------
           FINANCE - AUTOMOTIVE (1.1%)
   1,800   American Honda Finance
            Corp.........................       4.03              07/09/01           1,798,200
                                                                                  ------------
           FINANCE - CONSUMER (2.7%)
   1,300   American Express Credit
            Corp.........................       3.63              8/27/01            1,292,439
   3,250   New Center Asset Trust........    3.78 - 3.79    10/05/01 - 11/02/01      3,212,260
                                                                                  ------------
                                                                                     4,504,699
                                                                                  ------------
           FINANCE - CORPORATE (1.9%)
   3,215   Ciesco, L.P...................    3.72 - 3.95    07/13/01 - 08/17/01      3,206,343
                                                                                  ------------
           FINANCE/RENTAL/LEASING (1.9%)
   3,215   International Lease Finance
            Corp.........................    3.84 - 4.21    07/23/01 - 09/04/01      3,199,981
                                                                                  ------------
           FINANCIAL CONGLOMERATES (4.7%)
   8,135   General Electric Capital
            Corp.........................    3.73 - 5.16    07/13/01 - 11/08/01      8,057,233
                                                                                  ------------
           INSURANCE (2.6%)
   2,500   American General Corp.........       4.74              07/16/01           2,494,800
   2,000   American General Finance
            Corp.........................       3.93              07/27/01           1,994,135
                                                                                  ------------
                                                                                     4,488,935
                                                                                  ------------
           INTEGRATED OIL (1.1%)
   1,800   Texaco, Inc...................       3.62              09/14/01           1,786,358
                                                                                  ------------
           INTERNATIONAL BANKS (29.1%)
   8,405   A N Z (Delaware) Inc..........    3.60 - 3.97    07/23/01 - 09/20/01      8,357,548
   8,015   Abbey National North America
            Corp.........................    3.62 - 4.71    08/06/01 - 10/31/01      7,965,456
   2,000   Canadian Imperial Holdings
            Inc..........................       3.54              10/24/01           1,977,444
   2,800   CBA (Delaware) Finance Inc....    3.96 - 4.23    08/09/01 - 08/21/01      2,785,469
   3,500   Deutsche Bank Financial
            Inc..........................    4.95 - 5.16    07/06/01 - 08/01/01      3,489,840
   2,000   Dresdner U.S. Finance Inc.....       4.30              07/20/01           1,995,278
   1,400   Halifax PLC...................       4.62              07/10/01           1,395,536
   3,560   KFW International Finance
            Inc..........................    3.77 - 4.04    07/30/01 - 09/12/01      3,543,228
   8,390   Societe Generale N.A. Inc.....    3.61 - 4.70    07/17/01 - 09/25/01      8,347,140
   2,000   Toronto-Dominion Holdings USA
            Inc..........................       3.62              09/19/01           1,983,845
   7,682   UBS Finance (Delaware) LLC....    3.72 - 4.27    07/02/01 - 10/02/01      7,644,922
                                                                                  ------------
                                                                                    49,485,706
                                                                                  ------------
           INVESTMENT BANKS/BROKERS (2.2%)
   3,740   Goldman Sachs Group Inc.......    4.06 - 4.69    07/18/01 - 08/03/01      3,728,764
                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Money Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

                                             ANNUALIZED
PRINCIPAL                                      YIELD
AMOUNT IN                                    ON DATE OF          MATURITY
THOUSANDS                                     PURCHASE             DATE              VALUE

----------------------------------------------------------------------------------------------

           MAJOR BANKS (1.3%)
 $ 2,200   J.P. Morgan Chase & Co........       3.90%             07/26/01        $  2,193,835
                                                                                  ------------
           MOVIES/ENTERTAINMENT (1.2%)
   1,990   Walt Disney Co................       3.68              08/28/01           1,978,096
                                                                                  ------------
           PHARMACEUTICALS: MAJOR (2.3%)
   4,000   Schering Corp.................    3.89 - 3.96    08/16/01 - 09/13/01      3,973,764
                                                                                  ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (0.7%)
   1,273   Caterpillar Financial Services
            Corp.........................       3.85              07/02/01           1,272,728
                                                                                  ------------
           TOTAL COMMERCIAL PAPER
            (COST $94,793,974)..................................................    94,793,974
                                                                                  ------------
           CERTIFICATES OF DEPOSIT (9.3%)
   1,470   Bank of America, N.A..........       3.98              08/15/01           1,470,000
   4,900   Chase Manhattan Bank (USA)
            N.A..........................    3.95 - 4.68    07/05/01 - 08/22/01      4,900,000
   2,270   Firstar Bank N.A..............       4.00              08/13/01           2,270,000
   4,100   Harris Trust & Savings Bank...    4.23 - 4.62    07/12/01 - 07/24/01      4,100,000
   3,000   LaSalle Bank N.A..............    3.94 - 4.67    07/30/01 - 08/20/01      3,000,000
                                                                                  ------------
           TOTAL CERTIFICATES OF DEPOSIT
            (COST $15,740,000)..................................................    15,740,000
                                                                                  ------------
           U.S. GOVERNMENT AGENCIES (33.8%)
   2,438   Federal Farm Credit Bank......    3.84 - 5.12    07/10/01 - 09/13/01      2,425,828
   5,936   Federal Home Loan Banks.......    3.56 - 5.06    07/25/01 - 08/31/01      5,891,807
  23,021   Federal Home Loan Mortgage
            Corp.........................    3.77 - 5.09    07/19/01 - 01/03/02     22,853,211
  26,556   Federal National Mortgage
            Assoc........................    3.60 - 4.90    07/03/01 - 01/25/02     26,233,262
                                                                                  ------------
           TOTAL U.S. GOVERNMENT AGENCIES
            (COST $57,404,108)..................................................    57,404,108
                                                                                  ------------
           REPURCHASE AGREEMENT (1.2%)
   1,993   The Bank of New York (dated
            06/29/01; proceeds
            $1,993,844) (a)
            (COST $1,993,200)............       3.875             07/02/01           1,993,200
                                                                                  ------------

                      TOTAL INVESTMENTS
                       (COST $169,931,282)(B).........................    100.1%   169,931,282
                      LIABILITIES IN EXCESS OF OTHER ASSETS...........     (0.1)       (94,849)
                                                                        -------   ------------
                      NET ASSETS......................................    100.0%  $169,836,433
                                                                        =======   ============

---------------------

   (A) COLLATERALIZED BY $1,900,421 FEDERAL HOME LOAN MORTGAGE CORP. 6.875% DUE 09/15/10 VALUED AT $2,033,076.
   (B)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

North American Government Securities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                   COUPON           MATURITY
THOUSANDS                                    RATE              DATE              VALUE

------------------------------------------------------------------------------------------

           MORTGAGE-BACKED SECURITIES (40.6%)
  $186     Federal Home Loan Mortgage
            Corp.........................    7.198%          04/01/26          $  189,311
           Federal Home Loan Mortgage Corp. PC Gold
   147     ..............................    7.00            09/01/17             148,803
   280     ..............................    7.00            02/01/28             282,257
    71     ..............................    7.50      05/01/11 - 08/01/11         73,234
           Federal National Mortgage Assoc.
     9     ..............................    6.50            07/01/02               8,952
     5     ..............................    6.85            05/01/27               5,543
    56     ..............................    7.00      06/01/02 - 01/01/03         56,581
   405     ..............................    7.00            07/01/03             417,553
     2     ..............................    7.10            04/01/27               2,229
   466     ..............................    7.412           11/01/25             475,543
   335     ..............................    8.193           12/01/27             338,543
    69     ..............................    8.267           12/01/26              70,231
    58     ..............................    8.375           01/01/22              59,649
     3     ..............................    8.42            09/01/26               3,012
    46     ..............................    8.461           03/01/27              47,197
     3     ..............................    8.575           07/01/24               2,964
           Government National Mortgage Assoc. II
    49     ..............................    6.375           02/20/23              50,034
    18     ..............................    6.375           01/20/26              17,831
    17     ..............................    7.375           05/20/26              16,895
    21     ..............................    7.375           06/20/25              21,158
   291     ..............................    7.50            12/20/28             297,373
    60     ..............................    7.75            07/20/27              60,899
    60     ..............................    7.75            08/20/27              61,322
                                                                               ----------
           TOTAL MORTGAGE-BACKED SECURITIES
            (COST $2,695,938)...............................................    2,707,114
                                                                               ----------
           U.S. GOVERNMENT OBLIGATIONS (22.8%)
           U.S. Treasury Note
   500     ..............................    5.375           06/30/03             510,290
   500     ..............................    5.625           12/31/02             510,745
   500     ..............................    5.875           10/31/01             503,440
                                                                               ----------
           TOTAL U.S. GOVERNMENT OBLIGATIONS
            (COST $1,514,746)...............................................    1,524,475
                                                                               ----------
           SHORT-TERM INVESTMENTS (34.9%)
           U.S. GOVERNMENT AGENCIES (A) (29.9%)
   250     Federal Farm Credit Bank......    3.68            07/02/01             249,974

                       SEE NOTES TO FINANCIAL STATEMENTS

North American Government Securities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON          MATURITY
THOUSANDS                                   RATE             DATE               VALUE

------------------------------------------------------------------------------------------

  $400     Federal Farm Credit Bank......    3.73 %          07/23/01          $  399,088
   550     Federal Home Loan Banks.......    3.65            07/27/01             548,550
   700     Federal Home Loan Banks.......    3.86            07/03/01             699,851
   100     Federal Home Loan Banks.......    3.90            07/02/01              99,989
                                                                               ----------
           TOTAL U.S. GOVERNMENT AGENCIES
            (COST $1,989,242)...............................................    1,997,452
                                                                               ----------
           REPURCHASE AGREEMENT (5.0%)
   335     The Bank of New York (dated
            06/29/01;
            proceeds $334,979)(b)
            (COST $334,871)..............    3.875           07/02/01             334,871
                                                                               ----------
           TOTAL SHORT-TERM INVESTMENTS
            (COST $2,324,113)...............................................    2,332,323
                                                                               ----------

           TOTAL INVESTMENTS
            (COST $6,534,797) (C)...................                   98.3%    6,563,912
           OTHER ASSETS IN EXCESS OF LIABILITIES....                    1.7       110,432
                                                      ----------------------   ----------
           NET ASSETS...............................                  100.0%   $6,674,344
                                                      ======================   ==========

---------------------

   (A) SECURITIES WERE PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (B) COLLATERALIZED BY $338,894 FEDERAL NATIONAL MORTGAGE ASSOC. 5.90% DUE 04/10/06 VALUED AT $341,570.
   (C) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $33,650 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $4,535, RESULTING IN NET UNREALIZED APPRECIATION OF $29,115.

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                      COUPON              MATURITY
THOUSANDS                                       RATE                 DATE             VALUE

----------------------------------------------------------------------------------------------

            GOVERNMENT & CORPORATE BONDS (92.3%)
            FOREIGN (26.0%)
            AUSTRALIA (0.0%)
            CABLE/SATELLITE TV
$   1,300   Australis Holdings Property
             Ltd. (a)(c)..................     15.00++%            11/01/02        $       130
        3   Australis Media Ltd. (a)(c)...        15.75            05/15/03                  -
                                                                                   -----------
            TOTAL AUSTRALIA......................................................          130
                                                                                   -----------
            BERMUDA (0.4%)
            SPECIALTY TELECOMMUNICATIONS
      250   Global Crossing Holdings, Ltd.
             - 144A*......................         8.70            08/01/07            191,250
       55   Global Crossing Holdings,
             Ltd..........................         9.50            11/15/09             42,075
                                                                                   -----------
            TOTAL BERMUDA........................................................      233,325
                                                                                   -----------
            CANADA (4.7%)
            AIRLINES (0.3%)
      180   Air Canada - 144A*............        10.25            03/15/11            164,700
                                                                                   -----------
            COMMERCIAL PRINTING/FORMS (0.1%)
      100   Quebecor Media, Inc. -
             144A*........................       11.125            07/15/11             99,750
                                                                                   -----------
            CONSUMER/BUSINESS SERVICES (0.4%)
      250   MDC Communication Corp........        10.50            12/01/06            230,000
                                                                                   -----------
            ELECTRONICS/APPLIANCES (0.0%)
      750   International Semi-Tech
             Microelectronics, Inc.
             (a)(c).......................      11.50++            08/15/03              3,750
                                                                                   -----------
            FOREIGN GOVERNMENT OBLIGATION (3.0%)
 CAD  850   Government of Canada..........         5.50            09/01/02            566,401
    2,175   Government of Canada (b)......         5.50            06/01/09          1,403,498
                                                                                   -----------
                                                                                     1,969,899
                                                                                   -----------
            FOREST PRODUCTS (0.3%)
$     200   Tembec Industries, Inc. -
             144A*........................         8.50            02/01/11            204,000
                                                                                   -----------
            MOVIES/ENTERTAINMENT (0.3%)
      175   Alliance Atlantis
             Communications, Inc..........        13.00            12/15/09            184,625
                                                                                   -----------
            SPECIALTY TELECOMMUNICATIONS (0.2%)
      460   GT Group Telecom, Inc.........      13.25++            02/01/10            151,800
      200   Worldwide Fiber, Inc..........        12.00            08/01/09              3,000
                                                                                   -----------
                                                                                       154,800
                                                                                   -----------
            TELECOMMUNICATIONS EQUIPMENT (0.1%)
       50   Nortel Networks Ltd...........        6.125            02/15/06             43,057
                                                                                   -----------
            TOTAL CANADA.........................................................    3,054,581
                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                     COUPON               MATURITY
THOUSANDS                                      RATE                  DATE            VALUE

----------------------------------------------------------------------------------------------

            DENMARK (0.7%)
            FOREIGN GOVERNMENT OBLIGATION
DKK 3,860   Kingdom of Denmark............        8.00%            11/15/01        $   443,803
                                                                                   -----------
            FINLAND (2.0%)
            FOREIGN GOVERNMENT OBLIGATION
 GBP  900   Republic of Finland...........         8.00            04/07/03          1,314,222
                                                                                   -----------
            FRANCE (1.0%)
            FOREIGN GOVERNMENT OBLIGATIONS (0.9%)
 EUR  490   Government of France..........         5.25            04/25/08            423,252
      160   Government of France..........         8.50            10/25/19            179,954
                                                                                   -----------
                                                                                       603,206
                                                                                   -----------
            TELECOMMUNICATIONS (0.1%)
       90   France Telecom................         6.75            03/14/08             78,136
                                                                                   -----------
            TOTAL FRANCE.........................................................      681,342
                                                                                   -----------
            GERMANY (8.3%)
            CABLE/SATELLITE TV (0.4%)
$     275   Callahan Nordhein Westfalen -
             144A*........................        14.00            07/15/10            233,750
                                                                                   -----------
            FOREIGN GOVERNMENT OBLIGATIONS (7.0%)
EUR 2,250   Deutschland Republic (b)......         6.00            09/15/03          1,971,987
    2,825   Deutschland Republic..........         6.25            01/04/24          2,538,086
                                                                                   -----------
                                                                                     4,510,073
                                                                                   -----------
            MAJOR BANKS (0.9%)
      700   DePfa Deutsche Pfandbriefbank
             AG...........................         5.50            01/15/10            595,659
                                                                                   -----------
            TOTAL GERMANY........................................................    5,339,482
                                                                                   -----------
            ITALY (3.6%)
            FOREIGN GOVERNMENT OBLIGATION
    2,925   Italy (Republic of)...........         4.25            11/01/09          2,303,292
                                                                                   -----------
            MEXICO (0.1%)
            FOREIGN GOVERNMENT OBLIGATION
$      45   United Mexican States.........        8.375            01/14/11             45,450
                                                                                   -----------
            NETHERLANDS (1.4%)
            CABLE/SATELLITE TV (0.2%)
      305   United Pan-Europe
             Communications N.V...........       10.875            08/01/09            109,800
                                                                                   -----------
            FOREIGN GOVERNMENT OBLIGATIONS (0.9%)
 EUR  650   Netherlands Government Bond...         5.75            09/15/02            561,208
                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                     COUPON               MATURITY
THOUSANDS                                      RATE                  DATE            VALUE

----------------------------------------------------------------------------------------------

            RAILROADS (0.1%)
 EUR   50   Fixed-Link Finance BV.........        5.75%            02/02/09        $    42,501
                                                                                   -----------
            SPECIALTY TELECOMMUNICATIONS (0.1%)
$     200   Versatel Telecom International
             NV...........................        13.25            05/15/08             76,000
                                                                                   -----------
            TELECOMMUNICATIONS (0.1%)
       85   Deutsche Telekom International
             Finance BV...................         8.00            06/15/10             87,722
                                                                                   -----------
            TOTAL NETHERLANDS....................................................      877,231
                                                                                   -----------
            NORWAY (1.5%)
            FOREIGN GOVERNMENT OBLIGATION
NOK 8,730   Norway Government Bond........         9.50            10/31/02            961,365
                                                                                   -----------
            QATAR (0.1%)
            GAS DISTRIBUTORS
$      65   Ras Laffan Liq Natural Gas -
             144A*........................        8.294            03/15/14             61,712
                                                                                   -----------
            SWEDEN (1.2%)
            FOREIGN GOVERNMENT OBLIGATION (1.1%)
SEK 7,320   Swedish Government Bond.......         5.50            04/12/02            678,270
                                                                                   -----------
            MISCELLANEOUS COMMERCIAL SERVICES (0.1%)
 EUR   95   Securitas AB..................        6.125            03/14/08             80,128
                                                                                   -----------
            TOTAL SWEDEN.........................................................      758,398
                                                                                   -----------
            UNITED KINGDOM (1.0%)
            CABLE/SATELLITE TV (0.9%)
$     175   British Sky Broadcasting Group
             PLC..........................        6.875            02/23/09            161,072
      175   British Sky Broadcasting Group
             PLC..........................         8.20            07/15/09            173,971
      115   ONO Finance PLC - 144A*
             (Units)++....................        14.00            02/15/11            101,200
      165   Telewest Communications PLC...        9.875            02/01/10            139,425
                                                                                   -----------
                                                                                       575,668
                                                                                   -----------
            CELLULAR TELEPHONE (0.0%)
      600   Dolphin Telecom PLC...........      14.00++            05/15/09             12,000
                                                                                   -----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
      200   Esprit Telecom Group PLC
             (c)..........................        11.50            12/15/07              4,000
      400   Esprit Telecom Group PLC
             (c)..........................       10.875            06/15/08              8,000
                                                                                   -----------
                                                                                        12,000
                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                     COUPON               MATURITY
THOUSANDS                                      RATE                  DATE            VALUE

----------------------------------------------------------------------------------------------

            TELECOMMUNICATIONS (0.1%)
$      60   British Telecom PLC...........       8.625%            12/15/30        $    64,799
                                                                                   -----------
            TOTAL UNITED KINGDOM.................................................      664,467
                                                                                   -----------
            TOTAL FOREIGN
             (COST $20,248,976)..................................................   16,738,800
                                                                                   -----------
            UNITED STATES (66.3%)
            CORPORATE BONDS (26.5%)
            ADVERTISING/MARKETING SERVICES (0.3%)
      265   Interep National Radio Sales
             Inc..........................        10.00            07/01/08            222,600
                                                                                   -----------
            AEROSPACE & DEFENSE (0.4%)
      200   Loral Space & Communications
             Ltd..........................         9.50            01/15/06            150,000
       80   Raytheon Co...................         8.20            03/01/06             82,791
                                                                                   -----------
                                                                                       232,791
                                                                                   -----------
            AUTO PARTS: OEM (0.6%)
      150   Hayes Lemmerz
             International, Inc.
             (Series B)...................         8.25            12/15/08            105,000
       85   Hayes Wheels
             International, Inc.
             (Series B)...................        9.125            07/15/07             63,750
       80   Lear Corp. (Series B).........         8.11            05/15/09             79,480
      165   TRW Inc.......................        7.625            03/15/06            170,042
                                                                                   -----------
                                                                                       418,272
                                                                                   -----------
            BROADCAST/MEDIA (0.5%)
      400   Tri-State Outdoor Media
             Group, Inc...................        11.00            05/15/08            300,000
                                                                                   -----------
            BROADCASTING (0.7%)
       65   Radio One, Inc. - 144A*.......        8.875            07/01/11             65,000
      120   Salem Communications Holding
             Corp. - 144A*................         9.00            07/01/11            118,800
       70   XM Satellite Radio Holdings
             Inc. (Units)++ (Class A).....        14.00            03/15/10             42,000
      240   Young Broadcasting, Inc. -
             144A*........................        10.00            03/01/11            231,600
                                                                                   -----------
                                                                                       457,400
                                                                                   -----------
            CABLE/SATELLITE TV (1.2%)
      210   Adelphia Communications
             Corp.........................        10.50            07/15/04            212,100
      175   Adelphia Communications
             Corp.........................         7.75            01/15/09            153,125
      120   Adelphia Communications
             Corp.........................       10.875            10/01/10            121,500
      390   Charter Communications
             Holdings, LLC - 144A*........      11.75++            05/15/11            226,200
      300   Knology Holdings Inc..........     11.875++            10/15/07             93,000
                                                                                   -----------
                                                                                       805,925
                                                                                   -----------
            CASINO/GAMBLING (0.7%)
      840   Aladdin Gaming
             Holdings/Capital Corp. LLC
             (Series B)...................      13.50++            03/01/10            201,600
      299   Resort At Summerlin - 144A
             (Series B) (c)...............        13.00            12/15/07              2,993

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                     COUPON               MATURITY
THOUSANDS                                      RATE                  DATE            VALUE

----------------------------------------------------------------------------------------------

$     120   Station Casinos, Inc..........       8.375%            02/15/08        $   120,600
      140   Station Casinos, Inc..........        9.875            07/01/10            144,900
                                                                                   -----------
                                                                                       470,093
                                                                                   -----------
            CELLULAR TELEPHONE (1.7%)
      200   Dobson/Sygnet
             Communications...............        12.25            12/15/08            180,000
      500   McCaw International Ltd.......      13.00++            04/15/07            130,000
      300   Nextel
             Communications, Inc..........      10.65++            09/15/07            211,500
      300   Tritel PCS Inc................      12.75++            05/15/09            190,500
      500   Triton Communications LLC.....      11.00++            05/01/08            400,000
                                                                                   -----------
                                                                                     1,112,000
                                                                                   -----------
            CHEMICALS: SPECIALTY (0.1%).
       35   Millennium America, Inc. -
             144A*........................         9.25            06/15/08             35,000
                                                                                   -----------
            COMMERCIAL PRINTING/FORMS (0.0%)
      300   Premier Graphics Inc.
             (a)(c).......................        11.50            12/01/05              9,000
                                                                                   -----------
            CONSUMER/BUSINESS SERVICES (0.9%)
      200   Anacomp, Inc. (Series B)
             (c)..........................       10.875            04/01/04             36,000
      100   Anacomp, Inc. (Series D)
             (c)..........................       10.875            04/01/04             18,000
      340   Comforce Operating, Inc.......        12.00            12/01/07            272,000
      300   Muzak LLC.....................        9.875            03/15/09            270,000
                                                                                   -----------
                                                                                       596,000
                                                                                   -----------
            CONTAINERS/PACKAGING (0.6%)
      195   Berry Plastics Corp...........        12.25            04/15/04            196,950
      290   Owens-Illinois, Inc...........         7.80            05/15/18            165,300
                                                                                   -----------
                                                                                       362,250
                                                                                   -----------
            DIVERSIFIED MANUFACTURING (0.6%)
      275   Eagle-Picher
             Industries, Inc..............        9.375            03/01/08            185,625
      325   Jordan Industries, Inc.
             (Series B)...................      11.75++            04/01/09            195,000
                                                                                   -----------
                                                                                       380,625
                                                                                   -----------
            DRUGSTORE CHAINS (0.3%)
      225   Rite Aid Corp.................         7.70            02/15/27            168,750
                                                                                   -----------
            ELECTRIC UTILITIES (0.5%)
      125   AES Corporations..............        8.875            02/15/11            121,875
       10   Exelon Corporation............         6.75            05/01/11              9,844
       95   Mirant Americas
             Generation-144A*.............        7.625            05/01/06             95,654
       75   PG&E National Energy Group -
             144A*........................       10.375            05/16/11             75,555
                                                                                   -----------
                                                                                       302,928
                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                     COUPON               MATURITY
THOUSANDS                                      RATE                  DATE            VALUE

----------------------------------------------------------------------------------------------

            ELECTRONIC DISTRIBUTORS (0.2%)
$     105   BRL Universal Equipment.......       8.875%            02/15/08        $   108,150
      400   CHS Electronics, Inc.
             (a)(c).......................        9.875            04/15/05              8,000
                                                                                   -----------
                                                                                       116,150
                                                                                   -----------
            ELECTRONIC EQUIPMENT/INSTRUMENTS (0.2%)
      275   High Voltage
             Engineering, Inc.............        10.75            08/15/04            132,000
                                                                                   -----------
            ENGINEERING AND CONSTRUCTION (0.4%)
      100   Encompass Services Corp. -
             144A*........................        10.50            05/01/09             95,000
      400   Metromedia Fiber Network......        10.00            11/15/08            164,000
                                                                                   -----------
                                                                                       259,000
                                                                                   -----------
            ENVIRONMENTAL SERVICES (0.9%)
      350   Allied Waste North
             America, Inc.................        10.00            08/01/09            360,500
      200   Waste Management, Inc.........        7.375            08/01/10            200,300
                                                                                   -----------
                                                                                       560,800
                                                                                   -----------
            FINANCE/RENTAL/LEASING (0.3%)
      100   Ford Motor Credit Corp........        7.375            10/28/09            101,496
       80   Household Finance Corp........         8.00            07/15/10             85,445
                                                                                   -----------
                                                                                       186,941
                                                                                   -----------
            FINANCIAL CONGLOMERATES (0.2%)
 EUR  190   Citicorp......................         5.50            06/30/10            153,157
                                                                                   -----------
            FOOD DISTRIBUTORS (0.3%)
$     200   Volume Services of America
             Inc..........................        11.25            03/01/09            188,000
                                                                                   -----------
            FOOD RETAIL (0.8%)
      100   Albertson's Inc...............         7.50            02/15/11            101,688
      250   Big V Supermarkets, Inc.
             (Series B) (a)(c)............        11.00            02/15/04             45,000
      230   Delhaize America Inc. -
             144A*........................         9.00            04/15/31            249,155
      105   Kroger Co.....................         6.80            04/01/11            103,889
                                                                                   -----------
                                                                                       499,732
                                                                                   -----------
            FOOD: MEAT/FISH/DAIRY (0.2%)
      105   Michael Foods Inc. - 144A*....        11.75            04/01/11            107,625
                                                                                   -----------
            FOODS: MAJOR DIVERSIFIED (0.1%)
       85   Kellogg Co. - 144A*...........         6.60            04/01/11             83,019
                                                                                   -----------
            HOME BUILDING (1.1%)
      140   Beazer Homes USA, Inc.........        8.625            05/15/11            139,300
      200   Centex Corp...................        7.875            02/01/11            198,978
      125   Schuler Homes, Inc. - 144A*...        9.375            07/15/09            125,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                     COUPON               MATURITY
THOUSANDS                                      RATE                  DATE            VALUE

----------------------------------------------------------------------------------------------

$      60   Schuler Homes, Inc. - 144A*...       10.50%            07/15/11        $    60,150
      190   Toll Brothers, Inc............         8.25            02/01/11            184,300
                                                                                   -----------
                                                                                       707,728
                                                                                   -----------
            HOSPITAL/NURSING MANAGEMENT (0.8%)
      115   HCA - The Healthcare Co.......         8.75            09/01/10            122,475
      225   HCA - The Healthcare Co.......        7.875            02/01/11            226,125
      165   Tenet Healthcare Corp.........        8.625            01/15/07            172,425
                                                                                   -----------
                                                                                       521,025
                                                                                   -----------
            HOTELS/RESORTS/CRUISELINES (0.1%)
      300   Epic Resorts LLC
             (Series B)...................        13.00            06/15/05             90,000
                                                                                   -----------
            INDUSTRIAL SPECIALTIES (1.2%)
      200   Cabot Safety Corp.............        12.50            07/15/05            200,000
      200   International Wire
             Group, Inc...................        11.75            06/01/05            204,000
      350   International Wire
             Group, Inc. (Series B).......        11.75            06/01/05            357,000
                                                                                   -----------
                                                                                       761,000
                                                                                   -----------
            INTERNET SOFTWARE/SERVICES (0.3%)
      165   Exodus
             Communications, Inc..........       11.625            07/15/10             58,575
      420   Globix Corp...................        12.50            02/01/10            121,800
      200   PSINet Inc. (a)(c)............        11.00            08/01/09             13,000
                                                                                   -----------
                                                                                       193,375
                                                                                   -----------
            INVESTMENT BANKS/BROKERS (0.2%)
      105   Goldman Sachs Group Inc.......        6.875            01/15/11            104,375
                                                                                   -----------
            MAJOR BANKS (0.1%)
       65   Bank of America Corp..........         7.40            01/15/11             67,650
                                                                                   -----------
            MANAGED HEALTH CARE (0.5%)
      290   Aetna Inc.....................        7.875            03/01/11            283,165
       70   Healthnet Inc. - 144A*........        8.375            04/15/11             67,788
                                                                                   -----------
                                                                                       350,953
                                                                                   -----------
            MEDIA CONGLOMERATES (0.3%)
       40   AOL Time Warner Inc...........         6.75            04/15/11             39,292
       85   Nextmedia Operating Inc. -
             144A*........................        10.75            07/01/11             85,000
       65   Time Warner
             Companies, Inc...............         7.57            02/01/24             64,141
                                                                                   -----------
                                                                                       188,433
                                                                                   -----------
            MEDICAL/NURSING SERVICES (0.2%)
      160   Fresenius Med Cap Trust -
             144A*........................        7.875            06/15/11            156,000
                                                                                   -----------
            MEDICAL SPECIALTIES (0.0%)
      600   Mediq Inc./PRN Life Support
             Services Inc. (a)(c).........        11.00            06/01/08              6,000
                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                     COUPON               MATURITY
THOUSANDS                                      RATE                  DATE            VALUE

----------------------------------------------------------------------------------------------

            MISCELLANEOUS COMMERCIAL SERVICES (0.1%)
$      40   Advanstar Communications Inc.
             (Series B)...................       12.00%            02/15/11        $    40,200
                                                                                   -----------
            MOTOR VEHICLES (0.1%)
       55   DaimlerChrylser North America
             Holdings, Inc................         7.20            09/01/09             54,556
                                                                                   -----------
            OFFICE EQUIPMENT/SUPPLIES (0.6%)
      700   Mosler, Inc. (c)..............        11.00            04/15/03            385,000
                                                                                   -----------
            OIL & GAS PRODUCTION (0.3%)
      220   Chesapeake Energy Corp. -
             144A*........................        8.125            04/01/11            206,800
                                                                                   -----------
            OILFIELD SERVICES/EQUIPMENT (0.1%)
       35   Key Energy Services, Inc. -
             144A*........................        8.375            03/01/08             35,088
                                                                                   -----------
            OTHER CONSUMER SPECIALTIES (0.3%)
      250   Samsonite Corp................        10.75            06/15/08            208,750
                                                                                   -----------
            OTHER METALS/MINERALS (0.2%)
      100   Phelps Dodge Corp.............         8.75            06/01/11             98,682
                                                                                   -----------
            PHARMACEUTICALS: MAJOR (0.1%)
       85   American Home Products
             Corp.........................         6.70            03/15/11             84,390
                                                                                   -----------
            PROPERTY/CASUALTY INSURANCE (0.2%)
      115   Florida Windstorm Underwriting
             Association - 144A*..........        7.125            02/25/19            113,527
                                                                                   -----------
            PUBLISHING: BOOKS/MAGAZINE (0.2%)
      155   PRIMEDIA, Inc. - 144A*........        8.875            05/15/11            145,700
                                                                                   -----------
            REAL ESTATE DEVELOPMENT (0.2%)
      105   CB Richard Ellis Services Inc.
             - 144A*......................        11.25            06/15/11            102,900
                                                                                   -----------
            RECERATIONAL PRODUCTS (0.6%)
      120   CSC Holdings Inc. - 144A*.....        7.625            04/01/11            114,242
      235   International Game
             Technology...................        8.375            05/15/09            240,875
                                                                                   -----------
                                                                                       355,117
                                                                                   -----------
            RESTAURANTS (0.1%)
      550   FRD Acquisition Corp.
             (Series B) (a)(c)............        12.50            07/15/04             60,500
                                                                                   -----------
            RETAIL - SPECIALTY (0.5%)
      200   Pantry, Inc...................        10.25            10/15/07            194,000
      140   Petro Stopping Centers L.P....        10.50            02/01/07            113,400
                                                                                   -----------
                                                                                       307,400
                                                                                   -----------
            SERVICES TO THE HEALTH INDUSTRY (0.1% )
       95   Omnicare Inc. - 144A*.........        8.125            03/15/11             97,850
                                                                                   -----------
            SPECIALTY TELECOMMUNICATIONS (1.7%)
      600   Birch Telecom Inc.............        14.00            06/15/08            300,000
      180   DTI Holdings Inc.
             (Series B)...................      12.50++            03/01/08             50,400

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                     COUPON               MATURITY
THOUSANDS                                      RATE                  DATE            VALUE

----------------------------------------------------------------------------------------------

$   1,700   Firstworld
             Communications, Inc..........     13.00++%            04/15/08        $   136,000
      200   McLeodUSA, Inc................        12.00            07/15/08            135,000
      250   McLeodUSA, Inc................        11.50            05/01/09            161,250
      210   Pac-West Telecomm Inc.
             (Series B)...................        13.50            02/01/09             94,500
      300   Primus Telecommunications
             Group, Inc...................        11.75            08/01/04             66,000
       60   Primus Telecommunications
             Group, Inc...................        12.75            10/15/09             13,200
       85   Qwest Capital Funding Inc. -
             144A*........................         7.25            02/15/11             83,832
      500   Rhythmns
             Netconnections, Inc..........        12.75            04/15/09             52,500
      500   Viatel Inc. (a)(c)............        11.25            04/15/08             10,000
      100   Viatel Inc. (a)(c)............        11.50            03/15/09              2,000
      560   World Access, Inc.
             (a)(c)(d)....................        13.25            01/15/08             11,200
                                                                                   -----------
                                                                                     1,115,882
                                                                                   -----------
            TELECOMMUNICATIONS (1.7%)
      400   Covad Communications
             Group, Inc...................        12.50            02/15/09             64,000
      800   e. Spire Communications, Inc.
             (a)(c).......................        13.75            07/15/07            160,000
      515   Focal Communications Corp.
             (Series B)...................     12.125++            02/15/08            113,300
      200   Hyperion
             Telecommunication, Inc.
             (Series B)...................        12.25            09/01/04            160,000
      200   MGC Communications Inc........        13.00            04/01/10             56,000
      295   NTL Communications Corp.
             (Series B)...................       11.875            10/01/10            197,650
      150   NextLink Communications LLC...        12.50            04/15/06             52,500
      250   NextLink Communications LLC...        10.75            06/01/09             80,000
      200   Startec Global Communications
             Corp.........................        12.00            05/15/08              6,000
      105   Talton Holdings, Inc.
             (Series B)...................        11.00            06/30/07             66,675
      120   Worldcom, Inc.................         6.25            08/15/03            120,745
       20   Worldcom, Inc.................         8.25            05/15/31             19,663
                                                                                   -----------
                                                                                     1,096,533
                                                                                   -----------
            TELECOMMUNICATIONS EQUIPMENT (1.2%)
      400   SBA Communications Corp.......      12.00++            03/01/08            312,000
      850   Spectrasite Holdings Inc......      12.00++            07/15/08            454,750
                                                                                   -----------
                                                                                       766,750
                                                                                   -----------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (0.2%)
      200   J.B. Poindexter &
             Co., Inc.....................        12.50            05/15/04            160,000
                                                                                   -----------
            WHOLESALE DISTRIBUTORS (0.1%)
       80   Burhmann US Inc ..............        12.25            11/01/09             79,200
                                                                                   -----------
            WIRELESS COMMUNICATIONS (0.4%)
       60   AT&T Wireless Corp. - 144A*...        7.875            03/01/11             60,088
       85   American Cellular Corp. -
             144A*........................         9.50            10/15/09             79,050
    1,800   CellNet Data Systems, Inc.
             (a)(c).......................      14.00++            10/01/07              9,000
      150   Globalstar LP/Capital Corp.
             (c)..........................        11.50            06/01/05              8,250

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                     COUPON               MATURITY
THOUSANDS                                      RATE                  DATE            VALUE

----------------------------------------------------------------------------------------------

$     300   Orbcomm Global LP/Capital
             Corp. (a)(c).................       14.00%            08/15/04        $     9,000
      400   USA Mobile Communications
             Holdings, Inc................        14.00            11/01/04             88,000
      200   Winstar Communications, Inc.
             (a)..........................      14.75++            04/15/10              1,500
      350   Winstar Communications, Inc.
             (a)(c).......................        12.75            04/15/10              5,250
                                                                                   -----------
                                                                                       260,138
                                                                                   -----------
            TOTAL CORPORATE BONDS
             (COST $29,096,645)..................................................   17,081,560
                                                                                   -----------
            MORTGAGE-BACKED SECURITIES (17.5%)
      236   Federal Home Loan Mortgage
             Corp. (0.4%).................         7.00            06/01/04            238,860
                                                                                   -----------
            Federal National Mortgage Assoc. (14.5%)
    1,399   ..............................         6.50            05/01/31          1,375,600
    1,627   ..............................         7.00       07/01/25 - 05/01/27    1,633,332
    6,123   ..............................         8.00       07/01/26 - 08/01/30    6,321,783
                                                                                   -----------
                                                                                     9,330,715
                                                                                   -----------
            Government National Mortgage Assoc. (2.6%)
    1,312   ..............................         7.50       02/15/26 - 08/15/29    1,344,136
      334   ..............................         8.00       02/15/26 - 06/15/26      345,822
                                                                                   -----------
                                                                                     1,689,958
                                                                                   -----------
            TOTAL MORTGAGE-BACKED SECURITIES
             (COST $11,169,976)..................................................   11,259,533
                                                                                   -----------
            U.S. GOVERNMENT & AGENCY OBLIGATIONS (22.3%)
      500   Federal Home Loan Banks
             (0.8%).......................         5.53            01/15/03            505,215
                                                                                   -----------
 AUD  760   Federal National Mortgage
             Assoc. (6.7%)................         6.50            07/10/02            392,551
 GBP  530   ..............................        6.875            06/07/02            757,796
$   1,475   ..............................        7.125            01/15/30          1,569,755
    1,475   ..............................         7.25            05/15/30          1,593,619
                                                                                   -----------
                                                                                     4,313,721
                                                                                   -----------
    3,000   Resolution Funding Corp.
             (3.5%).......................         0.00       01/15/05 - 07/15/07    2,288,140
                                                                                   -----------
    2,080   U.S. Treasury Bonds (4.2%)....         8.75       05/15/17 - 08/15/20    2,737,763
                                                                                   -----------
      400   U.S. Treasury Notes (1.4%)....         5.75            08/15/10            409,356
      450   ..............................         6.25            08/31/02            461,322
                                                                                   -----------
                                                                                       870,678
                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                     COUPON               MATURITY
THOUSANDS                                      RATE                  DATE            VALUE

----------------------------------------------------------------------------------------------

$   6,750   U.S. Treasury Strips (5.7%)...        0.00%       02/15/06 - 11/15/15  $ 3,678,168
                                                                                   -----------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (COST $14,691,050)..................................................   14,393,685
                                                                                   -----------
            TOTAL UNITED STATES
             (COST $54,957,671)..................................................   42,734,778
                                                                                   -----------
            TOTAL GOVERNMENT & CORPORATE BONDS
             (COST $75,206,647)..................................................   59,473,578
                                                                                   -----------

NUMBER OF
 SHARES

---------

           COMMON STOCKS (E) (0.0%)
           APPAREL/FOOTWEAR RETAIL (0.0%)
  50,166   County Seat Stores, Inc. (d)...........................................         451
                                                                                    ----------
           CASINO/GAMING (0.0%)
     787   Fitzgerald Gaming Corp. (Class D)......................................           1
                                                                                    ----------
           FOODS: SPECIALTY/CANDY (0.0%)
     100   SFAC New Holdings Inc.* (d)............................................          25
      18   SFFB Holdings, Inc.....................................................           -
                                                                                    ----------
                                                                                            25
                                                                                    ----------
           MEDICAL/NURSING SERVICES (0.0%)
  34,888   Raintree Healthcare Corp. (d)..........................................         314
                                                                                    ----------
           SPECIALTY TELECOMMUNICATIONS (0.0%)
   2,666   Versatel Telecom International NV (Netherlands) (d)....................       7,571
   1,885   World Access, Inc. (d).................................................          96
                                                                                    ----------
                                                                                         7,667
                                                                                    ----------
           TELECOMMUNICATION EQUIPMENT (0.0%)
  35,466   FWT Inc. (Class A).....................................................         355
                                                                                    ----------
           TEXTILES (0.0%)
  11,192   United States Leather, Inc. (d)........................................         112
                                                                                    ----------
           WIRELESS COMMUNICATIONS (0.0%)
  95,093   Arch Wireless, Inc. (d)................................................      15,690
   4,516   Vast Solutions, Inc. (Class B1) (d)....................................          45
   4,516   Vast Solutions, Inc. (Class B2) (d)....................................          45
   4,516   Vast Solutions, Inc. (Class B3) (d)....................................          45
                                                                                    ----------
                                                                                        15,825
                                                                                    ----------
           TOTAL COMMON STOCKS
            (COST $3,023,732).....................................................      24,750
                                                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                               VALUE
----------------------------------------------------------------------------------------------

           NON CONVERTIBLE PREFERRED STOCKS (0.7%)
           CELLULAR TELEPHONE (0.2%)
      65   Dobson Communications Corp.............................................  $   61,100
     129   Nextel Communications, Inc. (Series D).................................      84,534
                                                                                    ----------
                                                                                       145,634
                                                                                    ----------
           ELECTRIC UTILITIES (0.2%)
     134   TNP Enterprises, Inc...................................................     146,060
                                                                                    ----------
           PUBLISHING: BOOKS/MAGAZINE (0.0%)
     105   PRIMEDIA, Inc. (Series D)..............................................       8,820
                                                                                    ----------
           SPECIALTY TELECOMMUNICATIONS (0.2%)
      85   Broadwing Communications, Inc. (Series B)..............................      83,938
   3,208   XO Communciations, Inc.................................................      12,834
                                                                                    ----------
                                                                                        96,772
                                                                                    ----------
           TELECOMMUNICATION EQUIPMENT (0.1%)
 354,666   FWT, Inc. (Series A) (e)...............................................      54,973
                                                                                    ----------
           TOTAL NON CONVERTIBLE PREFERRED STOCKS
            (COST $1,462,002).....................................................     452,259
                                                                                    ----------

NUMBER OF                                                             EXPIRATION
WARRANTS                                                                 DATE

---------                                                             ----------

           WARRANTS (E) (0.0%)
           BROADCASTING (0.0%)
    300    UIH Australia/Pacific Inc................................   05/15/06           300
    110    XM Satellite Radio Holdings, Inc. - 144A*................   03/15/10         2,200
                                                                                  -----------
                                                                                        2,500
                                                                                  -----------
           CASINO/GAMING (0.0%)
  9,000    Aladdin Gaming Enterprises, Inc. - 144A*.................   03/01/10            90
    250    Resort At Summerlin - 144A*..............................   12/15/07             2
                                                                                  -----------
                                                                                           92
                                                                                  -----------
           CELLULAR TELEPHONE (0.0%)
    500    McCaw International Ltd. - 144A*.........................   04/15/07         7,500
                                                                                  -----------
           ELECTRIC UTILITIES (0.0%)
    125    TNP Enterprises, Inc. -144A*.............................   04/01/11         3,750
                                                                                  -----------
           HOTELS/RESORTS/CRUISELINES (0.0%)
    300    Epic Resorts LLC/Capital - 144A*.........................   06/15/05             3
                                                                                  -----------
           INTERNET SOFTWARE/SERVICES (0.0%)
  1,700    Verado Holdings, Inc. - 144A*............................   04/15/08   $        17
                                                                                  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF                                                             EXPIRATION
WARRANTS                                                                DATE        VALUE

---------------------------------------------------------------------------------------------

           SPECIALTY TELECOMMUNICATIONS (0.0%)
    500    Birch Telecom Inc. - 144A*...............................   06/15/08            50
    460    GT Group Telecom, Inc. - 144A* (Canada)..................   02/01/10        12,650
                                                                                  -----------
                                                                                       12,700
                                                                                  -----------
           TELECOMMUNICATIONS (0.0%)
    200    Startec Global Communications Corp. - 144A*..............   05/15/08             6
                                                                                  -----------
           TOTAL WARRANTS
            (COST $57,080)......................................................       26,568
                                                                                  -----------

PRINCIPAL
AMOUNT IN                                                         COUPON  MATURITY
THOUSANDS                                                          RATE     DATE

---------                                                         ------  --------

           SHORT-TERM INVESTMENT (F) (1.8%)
           REPURCHASE AGREEMENT
 $1,191    Joint repurchase agreement account (dated 06/29/01;
            proceeds $1,191,403)
            (COST $1,191,000)...................................   4.057% 07/02/01   1,191,000
                                                                                    ----------

           TOTAL INVESTMENTS
            (COST $80,940,461) (G)......................................    94.8%   61,168,155
           OTHER ASSETS IN EXCESS OF LIABILITIES........................     5.2     3,337,258
                                                                          ------   -----------
           NET ASSETS...................................................   100.0%  $64,505,413
                                                                          ======   ===========

------------------------

   *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; STOCKS OR BONDS WITH ATTACHED WARRANTS.
   ++ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE SPECIFIED DATE.
   (A)  ISSUER IN BANKRUPTCY.
   (B) SOME OR ALL OF THESE SECURITIES ARE SEGREGATED IN CONNECTION WITH OPEN FORWARD FOREIGN CURRENCY CONTRACTS AND SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS.
   (C)  NON-INCOME PRODUCING SECURITIES; ISSUER IN DEFAULT.
   (D)  ACQUIRED THROUGH EXCHANGE OFFER.
   (E)  NON-INCOME PRODUCING SECURITIES.
   (F)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (G) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $683,407 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $20,455,713, RESULTING IN NET UNREALIZED DEPRECIATION OF $19,772,306.

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2001:
                                                                                                  UNREALIZED
      CONTRACTS                        IN EXCHANGE                   DELIVERY                    APPRECIATION
     TO DELIVER                            FOR                         DATE                     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
     CAD 170,000                       $   109,118                   07/16/01                      $ (3,152)
     CAD 705,000                       $   455,659                   07/16/01                        (9,930)
     $   718,865                       EUR 805,000                   08/09/01                       (35,297)
     EUR 805,000                       $   693,910                   08/09/01                        10,342
     EUR 100,000                       $    84,410                   08/29/01                          (479)
                                                                                                   --------
      Net unrealized depreciation.............................................                     $(38,516)
                                                                                                   ========

CURRENCY ABBREVIATIONS:

AUD  Australian Dollar.
CAD  Canadian Dollar.
DKK  Danish Krone.
EUR  Euro.
GBP  British Pound.
NOK  Norwegian Krone.
SEK  Swedish Krona.

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (64.6%)
           ALUMINUM (2.2%)
  72,000   Alcoa, Inc..............................  $  2,836,800
                                                     ------------
           AUTO PARTS: O.E.M. (2.5%)
 200,000   Delphi Automotive Systems Corp..........     3,186,000
                                                     ------------
           BEVERAGES:
           NON-ALCOHOLIC (2.3%)
  65,000   PepsiCo, Inc............................     2,873,000
                                                     ------------
           CHEMICALS: MAJOR DIVERSIFIED (2.4%)
  64,000   Du Pont (E.I.) de Nemours &
            Co., Inc...............................     3,087,360
                                                     ------------
           COMPUTER PROCESSING HARDWARE (2.3%)
  26,000   International Business Machines Corp....     2,938,000
                                                     ------------
           DEPARTMENT STORES (2.5%)
  74,000   Sears, Roebuck & Co.....................     3,130,940
                                                     ------------
           DISCOUNT STORES (2.1%)
  78,000   Target Corp.............................     2,698,800
                                                     ------------
           ELECTRIC UTILITIES (4.4%)
  43,000   Exelon Corp.............................     2,757,160
  80,000   GPU, Inc................................     2,812,000
                                                     ------------
                                                        5,569,160
                                                     ------------
           FINANCIAL CONGLOMERATES (2.5%)
  60,000   Citigroup Inc...........................     3,170,400
                                                     ------------
           FOOD: MAJOR DIVERSIFIED (2.2%)
  31,000   Quaker Oats Company (The)...............     2,828,750
                                                     ------------
           FOREST PRODUCTS (2.3%)
  52,000   Weyerhaeuser Co.........................     2,858,440
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (2.3%)
  45,500   Procter & Gamble Co. (The)..............     2,902,900
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           INDUSTRIAL CONGLOMERATES (6.7%)
  60,000   General Electric Co.....................  $  2,925,000
  25,000   Minnesota Mining & Manufacturing Co.....     2,852,500
  37,000   United Technologies Corp................     2,710,620
                                                     ------------
                                                        8,488,120
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (2.3%)
  46,000   Electronic Data Systems Corp............     2,875,000
                                                     ------------
           MAJOR BANKS (4.7%)
  50,000   Bank of America Corp....................     3,001,500
 115,000   KeyCorp.................................     2,995,750
                                                     ------------
                                                        5,997,250
                                                     ------------
           MAJOR TELECOMMUNICATIONS (2.2%)
  70,000   SBC Communications, Inc.................     2,804,200
                                                     ------------
           MOTOR VEHICLES (4.8%)
 115,000   Ford Motor Co...........................     2,823,250
  50,500   General Motors Corp.....................     3,249,675
                                                     ------------
                                                        6,072,925
                                                     ------------
           OIL & GAS PIPELINES (2.5%)
  63,500   Enron Corp..............................     3,111,500
                                                     ------------
           OTHER METALS/ MINERALS (2.3%)
  69,500   Phelps Dodge Corp.......................     2,884,250
                                                     ------------
           PHARMACEUTICALS: MAJOR (2.2%)
  53,000   Bristol-Myers Squibb Co.................     2,771,900
                                                     ------------
           RAILROADS (2.4%)
  85,000   CSX Corp................................     3,080,400
                                                     ------------
           SEMICONDUCTORS (2.3%)
 100,000   Intel Corp..............................     2,925,000
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (2.2%)
  73,000   Deere & Co..............................  $  2,763,050
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $69,063,459).....................    81,854,145
                                                     ------------
PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           MORTGAGE-BACKED SECURITIES (19.4%)
 $   746   Federal Home Loan Mortgage Corp.
            6.00% due 04/01/03.....................       746,153
     578   Federal Home Loan Mortgage Corp.
            7.00% due 04/01/26 - 12/01/27..........       580,812
     258   Federal National Mortgage Assoc.
            6.00% due 05/01/04.....................       257,550
   3,451   Federal National Mortgage Assoc.
            6.00% due 04/01/06 - 05/01/06..........     3,450,334
   2,759   Federal National Mortgage Assoc.
            6.00% due 03/01/13 - 06/01/13..........     2,716,138
   1,407   Federal National Mortgage Assoc.
            6.50% due 07/01/06.....................     1,418,691
     511   Federal National Mortgage Assoc.
            6.50% due 01/01/13 - 05/01/13..........       512,474
   1,478   Federal National Mortgage Assoc.
            6.50% due 10/01/17 - 06/01/28..........     1,466,347
PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

 $   749   Federal National Mortgage Assoc.
            7.50% due 06/01/27 - 08/01/29..........  $    763,205
   1,100   Federal National Mortgage Assoc.*.......     1,135,750
   2,552   Government National Mortgage Assoc.
            6.00% due 04/15/28 - 12/15/28..........     2,468,862
   1,734   Government National Mortgage Assoc.
            6.50% due 08/15/28 - 04/15/29..........     1,714,414
   1,032   Government National Mortgage Assoc.
            7.50% due 08/15/23 - 10/15/29..........     1,056,760
   6,302   Government National Mortgage Assoc. II
            6.50% due 04/20/28 - 03/20/29..........     6,243,447
                                                     ------------
           TOTAL MORTGAGE-BACKED SECURITIES
            (COST $24,586,528).....................    24,530,937
                                                     ------------
           CORPORATE BONDS (10.4%)
           AEROSPACE & DEFENSE (0.5%)
      95   Lockheed Martin Corp.
            8.20% due 12/01/09.....................       102,386
     245   Raytheon Co.
            8.20% due 03/01/06.....................       253,548
     340   Systems 2001 Asset Trust - 144A**
            6.664% due 09/15/13....................       345,032
      35   United Technologies Corp.
            6.70% due 08/01/28.....................        33,350
                                                     ------------
                                                          734,316
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           AUTO PARTS: OEM (0.1%)
 $    85   TRW, Inc.
            7.625% due 03/15/06....................  $     87,598
                                                     ------------
           CHEMICALS: SPECIALTY (0.2%)
     200   Praxair, Inc.
            6.90% due 11/01/06.....................       205,798
                                                     ------------
           COMPUTER PROCESSING HARDWARE (0.4%)
     500   IBM Corp.
            7.00% due 10/30/25.....................       496,265
                                                     ------------
           DEPARTMENT STORES (0.2%)
     125   Federated Department Stores
            6.90% due 04/15/29.....................       114,612
     160   May Department Stores
            6.70% due 09/15/28.....................       144,998
                                                     ------------
                                                          259,610
                                                     ------------
           DISCOUNT STORES (0.4%)
     100   Target Corp.
            6.35% due 01/15/11.....................        98,728
      85   Target Corp.
            6.65% due 08/01/28.....................        78,854
     330   Wal-Mart Stores
            7.55% due 02/15/30.....................       359,502
                                                     ------------
                                                          537,084
                                                     ------------
           DRUGSTORE CHAINS (0.1%)
     180   CVS Corp.
            5.625% due 03/15/06....................       176,477
                                                     ------------
           ELECTRIC UTILITIES (0.2%)
      40   American Electric Power Company, Inc.
            6.125% due 05/15/06....................        39,479
     100   DTE Energy Co.
            7.05% due 06/01/11.....................       100,336
      20   Exelon Corp.
            6.75% due 05/01/11.....................        19,687
      85   Progress Energy, Inc.
            7.10% due 03/01/11.....................        85,987
                                                     ------------
                                                          245,489
                                                     ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           FINANCE/RENTAL/ LEASING (0.5%)
 $   340   Household Finance Corp.
            8.00% due 07/15/10.....................  $    363,140
      75   MNBA America Bank NA
            6.50% due 06/20/06.....................        74,036
     185   Prime Property Funding II - 144A**
            7.00% due 08/15/04.....................       189,163
                                                     ------------
                                                          626,339
                                                     ------------
           FINANCIAL CONGLOMERATES (0.5%)
     250   AIG Sun America Global Finance VI -
            144A**
            6.30% due 05/10/11.....................       246,360
      95   Chase Manhattan Corp.
            6.00% due 02/15/09.....................        91,018
     340   Citigroup Inc.
            7.25% due 10/01/10.....................       352,893
                                                     ------------
                                                          690,271
                                                     ------------
           FOOD RETAIL (0.6%)
      60   Ahold Finance USA, Inc.
            8.25% due 07/15/10.....................        64,618
      80   Ahold Finance USA, Inc.
            6.875% due 05/01/29....................        72,518
     100   Delhaize America, Inc. - 144A**
            9.00% due 04/15/31.....................       108,328
     215   Kroger Co.
            6.80% due 04/01/11.....................       212,725
     155   Kroger Co.
            7.70% due 06/01/29.....................       154,744
     175   Safeway Inc.
            7.25% due 02/01/31.....................       170,145
                                                     ------------
                                                          783,078
                                                     ------------
           FOOD: MAJOR DIVERSIFIED (0.1%)
     145   Kellogg Co. - 144A**
            7.45% due 04/01/31.....................       144,740
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           FOREIGN GOVERNMENT OBLIGATIONS (0.1%)
 $    90   United Mexican States (Mexico)
            8.375% due 01/14/11....................  $     90,900
                                                     ------------
           GAS DISTRIBUTORS (0.1%)
     105   CMS Panhandle Holding Co.
            7.00% due 07/15/29.....................        89,600
                                                     ------------
           HOME BUILDING (0.1%)
      85   Centex Corp.
            7.875% due 02/01/11....................        84,566
                                                     ------------
           HOME IMPROVEMENT CHAINS (0.2%)
     200   Lowe's Companies, Inc.
            8.25% due 06/01/10.....................       218,126
      50   Lowe's Companies, Inc.
            6.50% due 03/15/29.....................        44,386
                                                     ------------
                                                          262,512
                                                     ------------
           HOTELS/RESORTS/ CRUISELINES (0.2%)
      30   Hyatt Equities LLC - 144A**
            9.25% due 05/15/05.....................        31,703
     260   Marriott International Inc. - 144A**
            7.00% due 01/15/08.....................       258,120
                                                     ------------
                                                          289,823
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (0.1%)
     150   International Flavors &
            Fragrances, Inc. - 144A**
            6.45% due 05/15/06.....................       149,681
                                                     ------------
           INDUSTRIAL CONGLOMERATES (0.2%)
     125   Hutchinson Whampoa International Ltd. -
            144A**
            7.00% due 02/16/11.....................       124,118
     105   United Technologies Corp.
            7.125% due 11/15/10....................       109,679
                                                     ------------
                                                          233,797
                                                     ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           INTEGRATED OIL (0.3%)
 $   345   Conoco Inc.
            6.95% due 04/15/29.....................  $    332,504
                                                     ------------
           INVESTMENT BANKS/ BROKERS (0.2%)
     215   Goldman Sachs Group, Inc.
            6.875% due 01/15/11....................       213,721
                                                     ------------
           LIFE/HEALTH INSURANCE (0.6%)
     140   American General Corp.
            7.50% due 07/15/25.....................       147,014
     250   John Hancock Financial Services, Inc.
            7.375% due 02/15/24....................       245,698
     205   Nationwide Mutual Insurance Co. - 144A**
            7.50% due 02/15/24.....................       184,836
     225   Prudential Insurance Co. - 144A**
            8.30% due 07/01/25.....................       236,273
                                                     ------------
                                                          813,821
                                                     ------------
           MAJOR BANKS (0.3%)
     180   Bank One Corp.
            6.00% due 02/17/09.....................       171,419
     220   Wells Fargo & Company
            5.90% due 05/21/06.....................       219,721
                                                     ------------
                                                          391,140
                                                     ------------
           MAJOR TELECOMMUNICATIONS (0.7%)
      65   Bellsouth Telecommunications Inc.
            6.375% due 06/01/28....................        57,860
     140   British Telecom PLC (United Kingdom)
            8.625% due 12/15/30....................       151,199
     180   Deutsche Telekom International Finance
            Corp. (Netherlands)
            8.25% due 06/15/30.....................       183,726

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

 $   115   Telus Corp.
            8.00% due 06/01/11.....................  $    117,021
     410   WorldCom, Inc.
            8.25% due 05/15/31.....................       403,083
                                                     ------------
                                                          912,889
                                                     ------------
           MANAGED HEALTH CARE (0.2%)
     180   Aetna, Inc.
            7.875% due 03/01/11....................       175,757
     100   Wellpoint Healthcare Networks, Inc.
            6.375% due 06/15/06....................        99,272
                                                     ------------
                                                          275,029
                                                     ------------
           MEDIA CONGLOMERATES (0.7%)
      70   AOL Time Warner Inc.
            6.75% due 04/15/11.....................        68,762
     220   News America Holdings Inc.
            7.28% due 06/30/28.....................       195,681
      30   News America Inc.
            7.75% due 02/01/24.....................        28,287
     195   Time Warner, Inc.
            7.57% due 02/01/24.....................       192,422
      90   Time Warner, Inc.
            6.625% due 05/15/29....................        80,043
     265   Viacom Inc. - 144A**
            6.625% due 05/15/11....................       259,989
     300   Walt Disney Company
            5.50% due 12/29/06.....................       294,600
                                                     ------------
                                                        1,119,784
                                                     ------------
           MOTOR VEHICLES (0.4%)
     110   DaimlerChrysler North American Holdings
            7.20% due 09/01/09.....................       109,112
     450   Ford Motor Company
            7.45% due 07/16/31.....................       431,640
                                                     ------------
                                                          540,752
                                                     ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           MULTI-LINE INSURANCE (0.5%)
 $   200   Farmers Exchange Capital - 144A**
            7.05% due 07/15/28.....................  $    178,000
     165   Hartford Financial Services Group, Inc.
            7.90% due 06/15/10.....................       176,651
                                                     ------------
                                                          354,651
                                                     ------------
           OIL & GAS PIPELINES (0.1%)
     155   Williams Companies, Inc.
            7.75% due 06/15/31.....................       150,373
                                                     ------------
           PHARMACEUTICALS: MAJOR (0.2%)
     165   American Home Products Corp.
            6.70% due 03/15/11.....................       163,815
      45   Lilly (Eli) & Co.
            8.375% due 12/01/06....................        50,333
      65   Pharmacia Corp.
            6.60% due 12/01/28.....................        62,121
                                                     ------------
                                                          276,269
                                                     ------------
           PROPERTY - CASUALTY INSURERS (0.2%)
     200   Florida Windstorm Underwriting
            Association - 144A**
            7.125% due 02/25/19....................       197,438
                                                     ------------
           PULP & PAPER (0.2%)
     200   Willamette Industries, Inc.
            7.85% due 07/01/26.....................       192,738
                                                     ------------
           REAL ESTATE INVESTMENT TRUSTS (0.2%)
     210   EOP Operating LP
            7.25% due 06/15/28.....................       189,206
                                                     ------------
           SAVINGS BANKS (0.2%)
     210   Washington Mutual Bank FA
            6.875% due 06/15/11....................       208,270

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

 $    60   Washington Mutual Finance Corp.
            6.875% due 05/15/11....................  $     59,548
                                                     ------------
                                                          267,818
                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (0.1%)
      70   Anthem Insurance Companies, Inc.
            9.125% due 04/01/10....................        70,542
      70   Anthem Insurance Companies, Inc.
            9.00% due 04/01/27.....................        65,661
                                                     ------------
                                                          136,203
                                                     ------------
           SPECIALTY TELECOMMUNICATIONS (0.1%)
     180   Qwest Capital Funding
            7.90% due 08/15/10.....................       185,274
                                                     ------------
           WIRELESS COMMUNICATIONS (0.4%)
     130   AT&T Wireless Corp. - 144A**
            7.875% due 03/01/11....................       130,190
     120   Vodafone Group PLC
            7.75% due 02/15/10.....................       126,042
     195   Vodafone Group PLC
            7.875% due 02/15/30....................       203,219
                                                     ------------
                                                          459,451
                                                     ------------
           TOTAL CORPORATE BONDS
            (COST $13,180,493).....................    13,197,005
                                                     ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           ASSET-BACKED SECURITIES (0.4%)
           FINANCE/RENTAL/LEASING
 $   200   Citibank Credit Card Issuance Trust
            6.90% due 10/15/07.....................  $    208,936
     100   Household Finance Corp.
            5.90% due 08/15/11.....................        98,500
     170   PSE&G Transition Funding LLC
            6.61% due 06/15/15.....................       171,380
                                                     ------------
           TOTAL ASSET BACKED SECURITIES
            (COST $477,277)........................       478,816
                                                     ------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (4.2%)
   1,100   Federal Home Loan Banks
            5.65% due 02/06/03.....................     1,113,189
   1,500   Federal Home Loan Banks
            5.96% due 02/05/08.....................     1,498,395
   6,255   Federal National Mortgage Assoc.
            0.00% due 10/09/19.....................     1,848,728
     500   Resolution Funding Corp.
            0.00% due 10/15/04.....................       428,105
     400   U.S. Treasury Note
            6.625% due 04/30/02....................       408,964
      80   U.S. Treasury Note
            7.875% due 11/15/04....................        87,614
                                                     ------------
           TOTAL U.S. GOVERNMENT & AGENCY
            OBLIGATIONS
            (COST $5,365,793)......................     5,384,995
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           SHORT-TERM INVESTMENT (1.6%)
           REPURCHASE AGREEMENT
 $ 2,009   Joint repurchase agreement account
            4.057% due 07/02/01 (dated 06/29/01;
            proceeds $2,009,679)(A)
            (COST $2,009,000)......................  $  2,009,000
                                                     ------------

TOTAL                                         100.6%
INVESTMENTS
 (COST
 $114,682,550)(B)....                                 127,454,898
LIABILITIES                                     (0.6)
 IN EXCESS
 OF OTHER
ASSETS...                                                (730,852)
           ----------------------------------------  ------------
NET                                           100.0%
ASSETS...                                            $126,724,046
           ========================================  ============

---------------------------------------------------

   * SECURITIES PURCHASED ON A FORWARD COMMITMENT WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
   **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   (A)  COLLATERALIZED BY FEDERAL AGENCY AND U.S.TREASURY OBLIGATIONS.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $14,562,157 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,789,809, RESULTING IN NET UNREALIZED
        APPRECIATION OF $12,772,348.

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (84.9%)
           ELECTRIC UTILITIES (42.2%)
  48,000   AES Corp. (The)*........................  $  2,066,400
  44,000   Allegheny Energy, Inc...................     2,123,000
  35,000   Ameren Corp.............................     1,494,500
  38,000   American Electric Power Co., Inc........     1,754,460
  82,000   Calpine Corp.*..........................     3,099,600
  22,000   Caterpillar, Inc........................     1,101,100
  38,500   Cinergy Corp............................     1,345,575
  50,000   CLECO Corp..............................     1,137,500
  24,000   Consolidated Edison, Inc................       955,200
  50,000   Constellation Energy Group, Inc.........     2,130,000
  36,000   Dominion Resources, Inc.................     2,164,680
  35,000   DPL, Inc................................     1,013,600
  50,000   DTE Energy Co...........................     2,322,000
  66,710   Duke Energy Corp........................     2,602,357
  20,000   Emerson Electric Co.....................     1,210,000
  42,500   Entergy Corp............................     1,631,575
  48,875   Exelon Corp.............................     3,133,865
  70,000   FirstEnergy Corp........................     2,251,200
  10,000   Fluor Corp..............................       451,500
  45,000   FPL Group, Inc..........................     2,709,450
  50,000   General Electric Co.....................     2,437,500
  47,687   Mirant Corp.*...........................     1,640,433
  46,000   Montana Power Co.*......................       533,600
  50,000   Northeast Utilities.....................     1,037,500
  25,000   Northwestern Corp.......................       560,000
  55,000   NRG Energy, Inc.*.......................     1,214,400
  22,000   NSTAR...................................       936,320
  34,000   OGE Energy Corp.........................       768,740
  30,000   Orion Power Holdings, Inc.*.............       714,300
  25,500   Pinnacle West Capital Corp..............     1,208,700
  60,000   PPL Corp................................     3,300,000
  28,081   Progress Energy, Inc....................     1,261,399
  69,000   Public Service Enterprise Group, Inc....     3,374,100
  50,000   Quanta Services, Inc.*..................     1,102,000
  80,000   Reliant Energy, Inc.....................     2,576,800
  30,000   Reliant Resources, Inc.*................       741,000
  31,000   SCANA Corp..............................       880,400
  47,000   Southern Co. (The)......................     1,092,750
  47,000   TECO Energy, Inc........................     1,433,500
  32,000   TXU Corp................................     1,542,080
  45,000   UIL Holdings Corp.......................     2,186,550

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  46,000   Wisconsin Energy Corp...................  $  1,093,420
  37,050   Xcel Energy, Inc........................     1,054,072
                                                     ------------
                                                       69,387,126
                                                     ------------
           ENERGY (21.6%)
  30,000   AGL Resources, Inc......................       712,500
  45,000   Aquila, Inc.*...........................     1,109,250
  30,000   BP Amoco PLC (ADR) (United Kingdom).....     1,495,500
  21,000   Chevron Corp............................     1,900,500
  47,000   Dynegy, Inc. (Class A)..................     2,185,500
  28,622   El Paso Corp............................     1,503,800
  40,824   Enron Corp..............................     2,000,376
  15,000   Exxon Mobil Corp........................     1,310,250
  61,600   KeySpan Corp............................     2,247,168
  60,000   Kinder Morgan, Inc......................     3,015,000
  55,000   MDU Resources Group, Inc................     1,740,200
  36,000   New Jersey Resources Corp...............     1,627,200
  40,000   Nicor Inc...............................     1,559,200
  69,000   NiSource Inc............................     1,885,770
  23,750   Northwest Natural Gas Co................       591,375
  33,900   Peabody Energy Corp.*...................     1,110,225
  45,000   Peoples Energy Corp.....................     1,809,000
  34,000   Questar Corp............................       841,840
  30,000   Rowan Companies, Inc.*..................       663,000
  12,000   Royal Dutch Petroleum Co. (ADR)
            (Netherlands)..........................       699,240
  60,000   Sempra Energy...........................     1,640,400
  20,000   South Jersey Industries, Inc............       623,000
  70,000   UtiliCorp United, Inc...................     2,138,500
  22,000   WGL Holdings Inc........................       596,420
  15,000   Williams Companies, Inc. (The)..........       494,250
                                                     ------------
                                                       35,499,464
                                                     ------------
           TELECOMMUNICATIONS (20.6%)
  19,000   Alcatel Alsthom (ADR) (France)..........       394,060
  29,160   ALLTEL Corp.............................     1,786,342
  70,000   Amdocs Ltd.*............................     3,769,500
  30,000   American Tower Corp. (Class A)*.........       620,100
  30,000   AOL Time Warner Inc.*...................     1,590,000
  35,000   BCE, Inc. (Canada)......................       920,500
  30,000   BellSouth Corp..........................     1,208,100
  44,000   BroadWing Inc...........................     1,075,800
  20,625   CenturyTel, Inc.........................       624,937
  40,000   Cisco Systems, Inc.*....................       728,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  45,000   Comcast Corp. (Class A Special)*........  $  1,953,000
  20,000   Convergys Corp.*........................       605,000
  35,000   Crown Castle International Corp.*.......       574,000
  40,000   Dobson Communications Corp. (Class
            A)*....................................       682,000
  33,750   Dycom Industries, Inc.*.................       773,888
  59,875   Motorola, Inc...........................       991,530
  35,000   Nextel Communications, Inc. (Class
            A)*....................................       612,500
  20,000   QUALCOMM Inc.*..........................     1,169,600
  64,862   Qwest Communications International,
            Inc....................................     2,067,152
  39,272   SBC Communications, Inc.................     1,573,236
  34,000   Sprint Corp. (FON Group)................       726,240
  31,000   Sprint Corp. (PCS Group)*...............       748,650
  16,560   Telefonica Espana S.A. (ADR) (Spain)*...       616,694
  13,000   Telephone & Data Systems, Inc...........     1,413,750
  39,394   Verizon Communications Inc..............     2,107,579
  20,000   Viacom, Inc. (Class A)*.................     1,060,800
  13,600   Vivendi Universal SA (ADR) (France).....       788,800
  40,000   Vodafone Group PLC (ADR) (United
            Kingdom)...............................       894,000
  30,000   Western Wireless Corp. (Class A)*.......     1,290,000
  38,290   WorldCom, Inc.*.........................       572,818
                                                     ------------
                                                       33,938,576
                                                     ------------
           WATER UTILITIES (0.5%)
  32,500   Philadelphia Suburban Corp..............       828,750
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $113,481,388)....................   139,653,916
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           CORPORATE BONDS (5.5%)
           ELECTRIC UTILITIES (2.5%)
 $   470   American Electric Power (Series A)
            6.125% due 05/15/06....................  $    463,876
     255   DTE Energy Co. 7.05% due 06/01/11.......       255,857
     605   Exelon Corp. 6.75% due 05/01/11.........       595,544
     390   MidAmerican Funding LLC 6.75% due
            03/01/11...............................       380,515
     575   Mirant Americas - 144A** 7.625% due
            05/01/06...............................       578,956
     460   NRG Energy Inc. 7.75% due 04/01/11......       466,159
      55   PG&E National Energy Group - 144A**
            10.375% due 05/16/11...................        55,407
     475   Progress Energy, Inc. 7.10% due
            03/01/11...............................       480,515
     600   PSEG Energy Holdings 9.125% due
            02/10/04...............................       625,986
     120   South Carolina Electric & Gas Co. 7.50%
            due 06/15/05...........................       125,768
                                                     ------------
                                                        4,028,583
                                                     ------------
           ENERGY (1.7%)
   1,000   CMS Panhandle Holding Co. 7.00% due
            07/15/29...............................       853,330
     455   EL Paso Corp. 7.625% due 07/15/11.......       457,320
     270   Nisource Finance Corp. 7.875% due
            11/15/10...............................       285,970
     120   Oxymar - 144A** 7.50% due 02/15/16......        97,800
     280   Petrozuata Finance Inc. - 144A**
            (Venezuela) 8.22% due 04/01/17.........       218,641
     165   Ras Laffan Liquid Natural Gas - 144A**
            (Qatar) 8.294% due 03/15/14............       156,654
     350   Tosco Corp. 8.125% due 02/15/30.........       380,688
     380   Williams Companies, Inc (The) - 144A**
            7.50% due 01/15/31.....................       358,028
                                                     ------------
                                                        2,808,431
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           TELECOMMUNICATIONS (1.3%)
 $   245   AT&T Wireless Services - 144A** 7.875%
            due 03/01/11...........................  $    245,358
     230   British Telecom PLC (United Kingdom)
            8.625% due 12/15/30....................       248,398
     260   Deutsche Telekom International Finance
            Corp. (Netherlands) 8.25% due
            06/15/30...............................       265,382
     250   GTE Corp. 7.90% due 02/01/27............       253,745
     385   Qwest Capital Funding 7.90% due
            08/15/10...............................       396,281
     145   Telus Corp. (Canada) 8.00% due
            06/01/11...............................       147,548
     230   Vodafone Group PLC (United Kingdom)
            7.75% due 02/15/10.....................       241,581
     400   WorldCom, Inc. 8.25% due 05/15/31.......       393,252
                                                     ------------
                                                        2,191,545
                                                     ------------
           TOTAL CORPORATE BONDS
            (COST $9,111,787)......................     9,028,559
                                                     ------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (1.3%)
     700   Tennessee Valley Authority 5.625% due
            01/18/11...............................       667,380
   1,200   Tennessee Valley Authority 6.00% due
            09/24/02...............................     1,224,372
     250   U.S. Treasury Bond 15.75% due
            11/15/01...............................       260,860
                                                     ------------
           TOTAL U.S. GOVERNMENT & AGENCY
            OBLIGATIONS
            (COST $2,187,507)......................     2,152,612
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           PREFERRED STOCKS (0.2%)
           ELECTRIC UTILITIES
   6,000   Alabama Power Capital Trust I
            (Series Q) $1.84.......................  $    148,500
   1,000   Duquesne Capital LP (Series A) $2.094...        24,900
   2,500   Public Service Electric & Gas Capital
            (Series B) $2.00.......................        62,850
   5,000   Virginia Power Capital $2.013...........       126,150
                                                     ------------
           TOTAL PREFERRED STOCKS
            (COST $363,687)........................       362,400
                                                     ------------
PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (8.7%)
           REPURCHASE AGREEMENT
 $14,333   Joint repurchase agreement account
            4.057% due 07/02/01 (dated 06/29/01;
            proceeds $14,337,846)(a)
            (COST $14,333,000).....................    14,333,000
                                                     ------------

TOTAL INVESTMENTS
 (COST $139,477,369)(B).................    100.6%  165,530,487
LIABILITIES IN EXCESS OF OTHER ASSETS...     (0.6)   (1,013,419)
                                          -------  ------------
NET ASSETS..............................    100.0% $164,517,068
                                          =======  ============

---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   (A)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $31,859,634 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $5,806,516, RESULTING IN NET UNREALIZED APPRECIATION OF $26,053,118.

                       SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (99.5%)
           AEROSPACE & DEFENSE (1.4%)
 220,000   Goodrich Corp...........................  $  8,355,600
                                                     ------------
           ALUMINUM (2.8%)
 205,000   Alcan Inc...............................     8,614,100
 215,000   Alcoa, Inc..............................     8,471,000
                                                     ------------
                                                       17,085,100
                                                     ------------
           APPAREL/FOOTWEAR (1.3%)
 220,000   VF Corp.................................     8,003,600
                                                     ------------
           AUTO PARTS: O.E.M. (6.0%)
 405,000   Dana Corp...............................     9,452,700
 585,000   Delphi Automotive Systems Corp..........     9,319,050
 125,000   Johnson Controls, Inc...................     9,058,750
 220,000   TRW Inc.................................     9,020,000
                                                     ------------
                                                       36,850,500
                                                     ------------
           BEVERAGES:
           NON-ALCOHOLIC (2.6%)
 175,000   Coca-Cola Co............................     7,875,000
 186,000   PepsiCo, Inc............................     8,221,200
                                                     ------------
                                                       16,096,200
                                                     ------------
           CHEMICALS: MAJOR DIVERSIFIED (2.8%)
 250,000   Dow Chemical Co.........................     8,312,500
 185,000   Du Pont (E.I.) de Nemours & Co., Inc....     8,924,400
                                                     ------------
                                                       17,236,900
                                                     ------------
           COMPUTER PROCESSING HARDWARE (2.9%)
 320,000   Hewlett-Packard Co......................     9,152,000
  80,000   International Business Machines Corp....     9,040,000
                                                     ------------
                                                       18,192,000
                                                     ------------
           DEPARTMENT STORES (1.5%)
 220,000   Sears, Roebuck & Co.....................     9,308,200
                                                     ------------
           DISCOUNT STORES (1.3%)
 227,000   Target Corp.............................     7,854,200
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           ELECTRIC UTILITIES (6.7%)
 130,000   Dominion Resources, Inc.................  $  7,816,900
 130,000   Exelon Corp.............................     8,335,600
 145,000   FPL Group, Inc..........................     8,730,450
 235,000   GPU, Inc................................     8,260,250
 250,000   Reliant Energy, Inc.....................     8,052,500
                                                     ------------
                                                       41,195,700
                                                     ------------
           ELECTRONICS/ APPLIANCES (1.4%)
 140,000   Whirlpool Corp..........................     8,750,000
                                                     ------------
           FINANCE/RENTAL/ LEASING (2.9%)
 105,000   Fannie Mae..............................     8,940,750
 138,000   Household International, Inc............     9,204,600
                                                     ------------
                                                       18,145,350
                                                     ------------
           FINANCIAL CONGLOMERATES (4.4%)
 165,681   Citigroup, Inc..........................     8,754,584
 190,000   J.P. Morgan Chase & Co..................     8,474,000
 165,000   Providian Financial Corp................     9,768,000
                                                     ------------
                                                       26,996,584
                                                     ------------
           FOOD DISTRIBUTORS (2.9%)
 520,000   Supervalu, Inc..........................     9,126,000
 315,000   SYSCO Corp..............................     8,552,250
                                                     ------------
                                                       17,678,250
                                                     ------------
           FOOD: MAJOR DIVERSIFIED (1.3%)
  90,000   Quaker Oats Company (The)...............     8,212,500
                                                     ------------
           FOREST PRODUCTS (1.4%)
 155,000   Weyerhaeuser Co.........................     8,520,350
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (4.2%)
 200,000   Avon Products, Inc......................     9,256,000
 145,000   Kimberly-Clark Corp.....................     8,105,500
 138,000   Procter & Gamble Co. (The)..............     8,804,400
                                                     ------------
                                                       26,165,900
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           INDUSTRIAL CONGLOMERATES (6.6%)
 170,000   General Electric Co.....................  $  8,287,500
 215,000   Honeywell International, Inc............     7,522,850
  72,000   Minnesota Mining & Manufacturing Co.....     8,215,200
 162,000   Tyco International Ltd. (Bermuda).......     8,829,000
 110,000   United Technologies Corp................     8,058,600
                                                     ------------
                                                       40,913,150
                                                     ------------
           INDUSTRIAL SPECIALTIES (1.4%)
 165,000   PPG Industries, Inc.....................     8,674,050
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (1.4%)
 140,000   Electronic Data Systems Corp............     8,750,000
                                                     ------------
           INTEGRATED OIL (4.0%)
 160,000   BP Amoco PLC (ADR) (United Kingdom).....     7,976,000
  95,000   Exxon Mobil Corp........................     8,298,250
 145,000   Royal Dutch Petroleum Co. (ADR)
            (Netherlands)..........................     8,449,150
                                                     ------------
                                                       24,723,400
                                                     ------------
           LIFE/HEALTH INSURANCE (4.3%)
 315,000   Aegon N.V. (ARS) (Netherlands)..........     8,946,000
 184,500   Jefferson-Pilot Corp....................     8,915,040
 175,000   Lincoln National Corp...................     9,056,250
                                                     ------------
                                                       26,917,290
                                                     ------------
           MAJOR BANKS (2.8%)
 150,000   Bank of America Corp....................     9,004,500
 330,000   KeyCorp.................................     8,596,500
                                                     ------------
                                                       17,601,000
                                                     ------------
           MAJOR TELECOMMUNICATIONS (1.4%)
 165,000   Verizon Communications Inc..............     8,827,500
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           MOTOR VEHICLES (4.2%)
 185,000   DaimlerChrysler AG (Germany)............  $  8,528,500
 345,000   Ford Motor Co...........................     8,469,750
 143,000   General Motors Corp.....................     9,202,050
                                                     ------------
                                                       26,200,300
                                                     ------------
           OFFICE EQUIPMENT/ SUPPLIES (1.5%)
 218,000   Pitney Bowes, Inc.......................     9,182,160
                                                     ------------
           OIL & GAS PIPELINES (2.7%)
 150,000   El Paso Corp............................     7,881,000
 175,000   Enron Corp..............................     8,575,000
                                                     ------------
                                                       16,456,000
                                                     ------------
           OIL & GAS PRODUCTION (1.3%)
 120,000   Kerr-McGee Corp.........................     7,952,400
                                                     ------------
           OIL REFINING/ MARKETING (2.7%)
 230,000   Sunoco, Inc.............................     8,424,900
 280,000   USX-Marathon Group......................     8,262,800
                                                     ------------
                                                       16,687,700
                                                     ------------
           OTHER METALS/ MINERALS (1.3%)
 195,000   Phelps Dodge Corp.......................     8,092,500
                                                     ------------
           PHARMACEUTICALS: MAJOR (5.3%)
 140,000   American Home Products Corp.............     8,181,600
 160,000   Bristol-Myers Squibb Co.................     8,368,000
 175,000   Pharmacia Corp..........................     8,041,250
 220,000   Schering-Plough Corp....................     7,972,800
                                                     ------------
                                                       32,563,650
                                                     ------------
           PULP & PAPER (2.5%)
 215,000   International Paper Co..................     7,675,500
 300,000   Mead Corp...............................     8,142,000
                                                     ------------
                                                       15,817,500
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           RAILROADS (2.8%)
 285,000   Burlington Northern Santa Fe Corp.......  $  8,598,450
 240,000   CSX Corp................................     8,697,600
                                                     ------------
                                                       17,296,050
                                                     ------------
           RECREATIONAL PRODUCTS (1.4%)
 190,000   Eastman Kodak Co........................     8,869,200
                                                     ------------
           SEMICONDUCTORS (1.4%)
 300,000   Intel Corp..............................     8,775,000
                                                     ------------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (2.7%)
 165,000   Caterpillar, Inc........................     8,258,250
 225,000   Deere & Co..............................     8,516,250
                                                     ------------
                                                       16,774,500
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $546,809,352)....................   615,720,284
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           SHORT-TERM INVESTMENT (0.1%)
           REPURCHASE AGREEMENT
$    839   The Bank of New York 3.875% due 07/02/01
            (dated 06/29/01; proceeds $839,584)(a)
            (COST $839,313)........................  $    839,313
                                                     ------------

TOTAL INVESTMENTS
 (COST $547,648,665)(B).................     99.6%  616,559,597
OTHER ASSETS IN EXCESS OF LIABILITIES...      0.4     2,353,822
                                          -------  ------------
NET ASSETS..............................    100.0% $618,913,419
                                          =======  ============

---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   ARS  AMERICAN REGISTERED SHARES.
   (A) COLLATERIALIZED BY $800,245 FEDERAL HOME LOAN MORTGAGE CORP. 6.875% DUE 09/15/10 VALUED AT $856,104.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $92,742,296 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $23,831,364, RESULTING IN NET UNREALIZED APPRECIATION OF $68,910,932.

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (98.0%)
           ADVERTISING/MARKETING SERVICES (0.4%)
   8,000   Interpublic Group of Companies, Inc.....  $    234,800
   4,000   Omnicom Group, Inc......................       344,000
   5,000   TMP Worldwide, Inc.*....................       295,550
                                                     ------------
                                                          874,350
                                                     ------------
           AEROSPACE & DEFENSE (1.5%)
   9,400   Boeing Co...............................       522,640
   6,400   General Dynamics Corp...................       497,984
  11,700   Goodrich Corp...........................       444,366
  16,800   Lockheed Martin Corp....................       622,440
   6,300   Northrop Grumman Corp...................       504,630
  16,100   Raytheon Co.............................       427,455
                                                     ------------
                                                        3,019,515
                                                     ------------
           AGRICULTURAL COMMODITIES/ MILLING (0.2%)
  30,660   Archer-Daniels-Midland Co...............       398,580
                                                     ------------
           AIR FREIGHT/COURIERS (0.2%)
   8,700   FedEx Corp.*............................       349,740
                                                     ------------
           AIRLINES (0.8%)
  10,100   AMR Corp.*..............................       364,913
   6,800   Delta Air Lines, Inc....................       299,744
  29,925   Southwest Airlines Co...................       553,313
  12,500   US Airways Group Inc.*..................       303,750
                                                     ------------
                                                        1,521,720
                                                     ------------
           ALTERNATIVE POWER GENERATION (0.1%)
   6,000   Calpine Corp.*..........................       226,800
                                                     ------------
           ALUMINUM (0.5%)
  11,200   Alcan Inc. (Canada).....................       470,624
  16,000   Alcoa, Inc..............................       630,400
                                                     ------------
                                                        1,101,024
                                                     ------------
           APPAREL/FOOTWEAR (1.1%)
   6,000   Cintas Corp.............................       277,500
   8,600   Liz Claiborne, Inc......................       433,870
   8,300   Nike, Inc. (Class B)....................  $    348,517

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  20,000   Reebok International Ltd.*..............       639,000
  12,000   VF Corp.................................       436,560
                                                     ------------
                                                        2,135,447
                                                     ------------
           APPAREL/FOOTWEAR RETAIL (0.7%)
   8,750   Gap, Inc. (The).........................       253,750
  18,900   Limited, Inc. (The).....................       312,228
  12,900   Nordstrom, Inc..........................       239,295
  16,900   TJX Companies, Inc. (The)...............       538,603
                                                     ------------
                                                        1,343,876
                                                     ------------
           AUTO PARTS: O.E.M. (1.0%)
  11,400   Dana Corp...............................       266,076
  21,200   Delphi Automotive Systems Corp..........       337,716
   4,500   Eaton Corp..............................       315,450
   5,700   Johnson Controls, Inc...................       413,079
   6,300   TRW Inc.................................       258,300
  18,000   Visteon Corp............................       330,840
                                                     ------------
                                                        1,921,461
                                                     ------------
           AUTOMOTIVE AFTERMARKET (0.4%)
  24,100   Cooper Tire & Rubber Co.................       342,220
  13,400   Goodyear Tire & Rubber Co. (The)........       375,200
                                                     ------------
                                                          717,420
                                                     ------------
           BEVERAGES: ALCOHOLIC (0.6%)
  10,800   Anheuser-Busch Companies, Inc...........       444,960
   5,900   Brown-Forman Corp. (Class B)............       377,246
   7,100   Coors (Adolph) Co. (Class B)............       356,278
                                                     ------------
                                                        1,178,484
                                                     ------------
           BEVERAGES:
           NON-ALCOHOLIC (0.6%)
   6,600   Coca-Cola Co............................       297,000
  16,900   Coca-Cola Enterprises Inc...............       276,315
   6,000   Pepsi Bottling Group, Inc. (The)........  $    240,600
   9,600   PepsiCo, Inc............................       424,320
                                                     ------------
                                                        1,238,235
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           BIOTECHNOLOGY (0.6%)
   6,200   Amgen Inc.*.............................       376,216
   6,000   Biogen, Inc.*...........................       326,160
   5,000   Chiron Corp.*...........................       255,000
   5,000   MedImmune, Inc.*........................       236,000
                                                     ------------
                                                        1,193,376
                                                     ------------
           BROADCASTING (0.3%)
   4,800   Clear Channel Communications, Inc.*.....       300,960
   5,000   Univision Communications, Inc.
            (Class A)*.............................       213,900
                                                     ------------
                                                          514,860
                                                     ------------
           BUILDING PRODUCTS (0.2%)
  14,500   Masco Corp..............................       361,920
                                                     ------------
           CABLE/SATELLITE TV (0.2%)
   7,500   Comcast Corp. (Class A Special)*........       325,500
                                                     ------------
           CASINO/GAMING (0.3%)
  16,200   Harrah's Entertainment, Inc.*...........       571,860
                                                     ------------
           CHEMICALS: MAJOR DIVERSIFIED (0.9%)
  18,000   Dow Chemical Co.........................       598,500
   6,000   Du Pont (E.I.) de Nemours & Co., Inc....       289,440
   7,900   Eastman Chemical Co.....................       376,277
  20,100   Hercules Inc.*..........................       227,130
   9,700   Rohm & Haas Co..........................       319,130
                                                     ------------
                                                        1,810,477
                                                     ------------
           CHEMICALS: SPECIALTY (1.3%)
  10,800   Air Products & Chemicals, Inc...........       494,100
  18,200   Engelhard Corp..........................       469,378
   6,800   FMC Corp.*..............................       466,208
   9,500   Great Lakes Chemical Corp...............  $    293,075
   8,800   Praxair, Inc............................       413,600
  13,200   Sigma-Aldrich Corp......................       509,784
                                                     ------------
                                                        2,646,145
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMERCIAL PRINTING/ FORMS (0.4%)
  11,900   Deluxe Corp.............................       343,910
  14,600   Donnelley (R.R.) & Sons Co..............       433,620
                                                     ------------
                                                          777,530
                                                     ------------
           COMPUTER COMMUNICATIONS (0.4%)
  24,000   Avaya Inc.*.............................       328,800
  12,700   Cabletron Systems, Inc.*................       290,195
  12,000   Cisco Systems, Inc.*....................       218,400
                                                     ------------
                                                          837,395
                                                     ------------
           COMPUTER PERIPHERALS (0.5%)
  10,000   EMC Corp.*..............................       290,500
   4,000   Lexmark International, Inc. *...........       269,000
  14,000   Network Appliance, Inc.*................       191,800
   4,500   QLogic Corp.*...........................       290,025
                                                     ------------
                                                        1,041,325
                                                     ------------
           COMPUTER PROCESSING HARDWARE (1.2%)
  11,000   Apple Computer, Inc.*...................       255,750
  22,000   Compaq Computer Corp....................       340,780
   7,300   Dell Computer Corp.*....................       189,435
  20,000   Gateway, Inc.*..........................       329,000
  10,000   Hewlett-Packard Co......................       286,000
   3,300   International Business Machines Corp....       372,900
   8,000   NCR Corp.*..............................       376,000
   8,899   Palm, Inc.*.............................        54,017
  15,000   Sun Microsystems, Inc.*.................       235,800
                                                     ------------
                                                        2,439,682
                                                     ------------
           CONSTRUCTION MATERIALS (0.2%)
   8,500   Vulcan Materials Co.....................       456,875
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           CONSUMER SUNDRIES (0.1%)
  17,300   American Greetings Corp. (Class A)......  $    190,300
                                                     ------------
           CONTAINERS/ PACKAGING (0.9%)
   9,400   Ball Corp...............................       447,064
   9,600   Bemis Company, Inc......................       385,632
  34,500   Pactiv Corp.*...........................       462,300
   6,900   Sealed Air Corp.*.......................       257,025
   6,200   Temple-Inland, Inc......................       330,398
                                                     ------------
                                                        1,882,419
                                                     ------------
           CONTRACT DRILLING (0.5%)
   6,000   Nabors Industries, Inc.*................       223,200
   8,000   Noble Drilling Corp.*...................       262,000
  13,600   Rowan Companies, Inc.*..................       300,560
   6,500   Transocean Sedco Forex Inc..............       268,125
                                                     ------------
                                                        1,053,885
                                                     ------------
           DATA PROCESSING SERVICES (1.1%)
   8,100   Automatic Data Processing, Inc..........       402,570
  15,700   Ceridian Corp.*.........................       300,969
   5,000   Concord EFS, Inc.*......................       260,050
   8,300   First Data Corp.........................       533,275
   4,000   Fiserv, Inc.*...........................       255,920
  10,050   Paychex, Inc............................       402,000
                                                     ------------
                                                        2,154,784
                                                     ------------
           DEPARTMENT STORES (1.4%)
  20,900   Dillard's, Inc. (Class A)...............       319,143
  12,000   Federated Department Stores, Inc.*......       510,000
   8,800   Kohl's Corp.*...........................       552,024
  10,800   May Department Stores Co................       370,008
  20,600   Penney (J.C.) Co., Inc..................       543,016
  10,500   Sears, Roebuck & Co.....................       444,255
                                                     ------------
                                                        2,738,446
                                                     ------------
           DISCOUNT STORES (1.1%)
  22,800   Big Lots, Inc.*.........................       311,904
   8,400   Costco Wholesale Corp.*.................       345,072

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  17,500   Dollar General Corp.....................  $    341,250
  39,600   Kmart Corp.*............................       454,212
  11,600   Target Corp.............................       401,360
   6,300   Wal-Mart Stores, Inc....................       307,440
                                                     ------------
                                                        2,161,238
                                                     ------------
           DRUGSTORE CHAINS (0.6%)
  10,100   CVS Corp................................       389,860
  15,000   Longs Drug Stores Corp..................       323,250
  13,200   Walgreen Co.............................       450,780
                                                     ------------
                                                        1,163,890
                                                     ------------
           ELECTRIC UTILITIES (6.5%)
   9,100   AES Corp. (The)*........................       391,755
   5,000   Allegheny Energy, Inc...................       241,250
   9,700   Ameren Corp.............................       414,190
  13,000   American Electric Power Co., Inc........       600,210
  14,300   Cinergy Corp............................       499,785
  15,800   CMS Energy Corp.........................       440,030
  10,300   Consolidated Edison, Inc................       409,940
  12,000   Constellation Energy Group, Inc.........       511,200
   8,000   Dominion Resources, Inc.................       481,040
   9,900   DTE Energy Co...........................       459,756
  12,600   Duke Energy Corp........................       491,526
  18,400   Edison International*...................       205,160
  15,000   Entergy Corp............................       575,850
   9,000   Exelon Corp.............................       577,080
  14,900   FirstEnergy Corp........................       479,184
   7,500   FPL Group, Inc..........................       451,575
  10,400   GPU, Inc................................       365,560
   9,300   Mirant Corp.*...........................       319,920
  23,400   Niagara Mohawk Holdings Inc.*...........       413,946
  25,000   PG & E Corp.*...........................       280,000
  11,200   Pinnacle West Capital Corp..............       530,880
  10,000   PPL Corp................................       550,000
  15,000   Progress Energy, Inc....................       673,800
  10,700   Public Service Enterprise Group, Inc....       523,230
  13,500   Reliant Energy, Inc.....................       434,835

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  13,600   Southern Co. (The)......................  $    316,200
   9,900   TXU Corp................................       477,081
  24,000   Xcel Energy, Inc........................       682,800
                                                     ------------
                                                       12,797,783
                                                     ------------
           ELECTRICAL PRODUCTS (1.1%)
  20,000   American Power Conversion Corp.*........       315,000
   8,800   Cooper Industries, Inc..................       348,392
   6,400   Emerson Electric Co.....................       387,200
   7,000   Molex Inc...............................       255,710
  14,200   National Service Industries, Inc........       320,494
  16,000   Power-One, Inc.*........................       266,240
  13,800   Thomas & Betts Corp.....................       304,566
                                                     ------------
                                                        2,197,602
                                                     ------------
           ELECTRONIC COMPONENTS (0.4%)
  10,000   Jabil Circuit, Inc.*....................       308,600
  12,000   Sanmina Corp.*..........................       280,920
  15,000   Solectron Corp.*........................       274,500
                                                     ------------
                                                          864,020
                                                     ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (1.2%)
   9,000   Agilent Technologies, Inc.*.............       292,500
  25,000   JDS Uniphase Corp.*.....................       318,750
  12,000   PerkinElmer, Inc........................       330,360
   8,300   Rockwell International Corp.............       316,396
  13,000   Symbol Technologies, Inc................       288,600
  12,000   Tektronix, Inc.*........................       325,800
  19,000   Thermo Electron Corp.*..................       418,380
  17,000   Xerox Corp.*............................       162,690
                                                     ------------
                                                        2,453,476
                                                     ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.6%)
   6,000   Applied Materials, Inc.*................       294,600
   6,200   KLA-Tencor Corp.*.......................       362,514
   5,000   Novellus Systems, Inc.*.................       283,950
   7,000   Teradyne, Inc.*.........................       231,700
                                                     ------------
                                                        1,172,764
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           ELECTRONICS/APPLIANCE STORES (0.5%)
   5,400   Best Buy Co., Inc.*.....................  $    343,008
  18,000   Circuit City Stores, Inc.-Circuit City
            Group..................................       324,000
   8,200   RadioShack Corp.........................       250,100
                                                     ------------
                                                          917,108
                                                     ------------
           ELECTRONICS/ APPLIANCES (0.4%)
   9,600   Maytag Corp.............................       280,896
   6,600   Whirlpool Corp..........................       412,500
                                                     ------------
                                                          693,396
                                                     ------------
           ENGINEERING & CONSTRUCTION (0.2%)
  10,100   Fluor Corp. (New).......................       456,015
                                                     ------------
           ENVIRONMENTAL SERVICES (0.7%)
  37,000   Allied Waste Industries, Inc.*..........       691,160
  21,200   Waste Management, Inc...................       653,384
                                                     ------------
                                                        1,344,544
                                                     ------------
           FINANCE/RENTAL/ LEASING (2.2%)
   8,100   Capital One Financial Corp..............       486,000
  12,500   Countrywide Credit Industries, Inc......       573,500
   5,600   Fannie Mae..............................       476,840
   6,700   Freddie Mac.............................       469,000
   8,800   Household International, Inc............       586,960
  14,100   MBNA Corp...............................       464,595
   8,200   Providian Financial Corp................       485,440
  13,700   Ryder System, Inc.......................       268,520
   8,600   USA Education Inc.......................       627,800
                                                     ------------
                                                        4,438,655
                                                     ------------
           FINANCIAL CONGLOMERATES (1.2%)
   7,700   American Express Co.....................       298,760
  11,000   Citigroup, Inc..........................       581,240
  22,100   Conseco, Inc.*..........................       301,665

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   6,000   Hancock (John) Financial Services ,
            Inc....................................  $    241,560
  13,000   J.P. Morgan Chase & Co..................       579,800
   7,800   State Street Corp.......................       386,022
                                                     ------------
                                                        2,389,047
                                                     ------------
           FINANCIAL PUBLISHING/ SERVICES (0.7%)
  14,100   Equifax, Inc............................       517,188
   6,900   McGraw-Hill Companies, Inc. (The).......       456,435
  10,900   Moody's Corp............................       365,150
                                                     ------------
                                                        1,338,773
                                                     ------------
           FOOD DISTRIBUTORS (0.5%)
  18,400   Supervalu, Inc..........................       322,920
  22,400   SYSCO Corp..............................       608,160
                                                     ------------
                                                          931,080
                                                     ------------
           FOOD RETAIL (0.9%)
  10,500   Albertson's, Inc........................       314,895
  18,900   Kroger Co.*.............................       472,500
   9,600   Safeway Inc.*...........................       460,800
  19,000   Winn-Dixie Stores, Inc..................       496,470
                                                     ------------
                                                        1,744,665
                                                     ------------
           FOOD: MAJOR DIVERSIFIED (1.5%)
  10,300   Campbell Soup Co........................       265,225
   9,500   General Mills, Inc......................       415,910
   9,300   Heinz (H.J.) Co.........................       380,277
  12,400   Kellogg Co..............................       359,600
   5,500   Quaker Oats Company (The)...............       501,875
  13,400   Ralston-Ralston Purina Group............       402,268
  17,000   Sara Lee Corp...........................       321,980
   6,500   Unilever N.V. (Netherlands).............       387,205
                                                     ------------
                                                        3,034,340
                                                     ------------
           FOOD: MEAT/FISH/ DAIRY (0.2%)
  18,700   ConAgra, Inc............................       370,447
                                                     ------------
           FOOD: SPECIALTY/ CANDY (0.4%)
   6,900   Hershey Foods Corp......................  $    425,799
   9,000   Wrigley (Wm.) Jr. Co....................       421,650
                                                     ------------
                                                          847,449
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           FOREST PRODUCTS (0.3%)
  24,800   Louisiana-Pacific Corp..................       290,904
   6,200   Weyerhaeuser Co.........................       340,814
                                                     ------------
                                                          631,718
                                                     ------------
           GAS DISTRIBUTORS (1.5%)
   6,000   Dynegy, Inc. (Class A)..................       279,000
   8,000   KeySpan Corp............................       291,840
   5,000   Kinder Morgan, Inc......................       251,250
   9,800   Nicor Inc...............................       382,004
  11,500   NiSource Inc............................       314,295
  24,600   ONEOK, Inc..............................       484,620
  10,900   Peoples Energy Corp.....................       438,180
  17,400   Sempra Energy...........................       475,716
                                                     ------------
                                                        2,916,905
                                                     ------------
           HOME BUILDING (0.9%)
  13,700   Centex Corp.............................       558,275
  17,000   KB HOME.................................       512,890
  15,000   Pulte Corp..............................       639,450
                                                     ------------
                                                        1,710,615
                                                     ------------
           HOME FURNISHINGS (0.6%)
  17,200   Leggett & Platt, Inc....................       378,916
  12,500   Newell Rubbermaid, Inc..................       313,750
  20,500   Tupperware Corp.........................       480,315
                                                     ------------
                                                        1,172,981
                                                     ------------
           HOME IMPROVEMENT CHAINS (0.4%)
   6,300   Home Depot, Inc. (The)..................       293,265
   6,800   Lowe's Companies, Inc...................       493,340
                                                     ------------
                                                          786,605
                                                     ------------
           HOSPITAL/NURSING MANAGEMENT (0.9%)
  11,100   HCA-The Healthcare Corp.................       501,609

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  22,000   Manor Care, Inc.*.......................  $    698,500
  12,000   Tenet Healthcare Corp.*.................       619,080
                                                     ------------
                                                        1,819,189
                                                     ------------
           HOTELS/RESORTS/ CRUISELINES (0.8%)
  14,400   Carnival Corp...........................       442,080
  39,600   Hilton Hotels Corp......................       459,360
  10,500   Marriott International, Inc.
            (Class A)..............................       497,070
   8,000   Starwood Hotels & Resorts Worldwide,
            Inc....................................       298,240
                                                     ------------
                                                        1,696,750
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (1.5%)
  13,000   Alberto-Culver Co. (Class B)............       546,520
  11,900   Avon Products, Inc......................       550,732
   9,100   Clorox Co...............................       308,035
   6,700   Colgate-Palmolive Co....................       395,233
   9,100   Gillette Co.............................       263,809
   9,300   International Flavors & Fragrances,
            Inc....................................       233,709
   6,300   Kimberly-Clark Corp.....................       352,170
   5,400   Procter & Gamble Co. (The)..............       344,520
                                                     ------------
                                                        2,994,728
                                                     ------------
           INDUSTRIAL CONGLOMERATES (1.5%)
   8,100   General Electric Co.....................       394,875
   8,300   Honeywell International, Inc............       290,417
  10,100   ITT Industries, Inc.....................       446,925
   4,300   Minnesota Mining & Manufacturing Co.....       490,630
   5,200   Textron, Inc............................       286,208
  11,000   Tyco International Ltd. (Bermuda).......       599,500
   6,200   United Technologies Corp................       454,212
                                                     ------------
                                                        2,962,767
                                                     ------------
           INDUSTRIAL MACHINERY (0.6%)
   5,000   Illinois Tool Works Inc.................       316,500
  40,900   McDermott International, Inc.*..........  $    476,485
   9,100   Parker-Hannifin Corp....................       386,204
                                                     ------------
                                                        1,179,189
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           INDUSTRIAL SPECIALTIES (0.8%)
  10,300   Ecolab, Inc.............................       421,991
   6,900   Millipore Corp..........................       427,662
   6,200   PPG Industries, Inc.....................       325,934
  16,500   Sherwin-Williams Co.....................       366,300
                                                     ------------
                                                        1,541,887
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (1.3%)
  18,000   Citrix Systems, Inc.*...................       628,200
   8,000   Computer Sciences Corp.*................       276,800
   7,000   Electronic Data Systems Corp............       437,500
  14,000   PeopleSoft, Inc.*.......................       689,220
  10,000   Sapient Corp.*..........................        97,500
  27,000   Unisys Corp.*...........................       397,170
                                                     ------------
                                                        2,526,390
                                                     ------------
           INSURANCE BROKERS/ SERVICES (0.4%)
  10,500   AON Corp................................       367,500
   3,800   Marsh & McLennan Companies, Inc.........       383,800
                                                     ------------
                                                          751,300
                                                     ------------
           INTEGRATED OIL (1.4%)
   6,200   Amerada Hess Corp.......................       500,960
   3,800   Chevron Corp............................       343,900
  14,200   Conoco, Inc. (Class B)..................       410,380
   5,100   Exxon Mobil Corp........................       445,485
   7,000   Phillips Petroleum Co...................       399,000
   6,000   Royal Dutch Petroleum Co. (ADR)
            (Netherlands)..........................       349,620
   6,000   Texaco, Inc.............................       399,600
                                                     ------------
                                                        2,848,945
                                                     ------------
           INTERNET SOFTWARE/ SERVICES (0.2%)
   5,400   BroadVision, Inc.*......................        27,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   6,000   Siebel Systems, Inc.*...................  $    281,400
   2,700   Yahoo! Inc.*............................        53,973
                                                     ------------
                                                          362,373
                                                     ------------
           INVESTMENT BANKS/ BROKERS (1.1%)
   8,820   Bear Stearns Companies, Inc. (The)......       520,115
   8,200   Lehman Brothers Holdings, Inc...........       637,550
   7,400   Merrill Lynch & Co., Inc................       438,450
   4,600   Morgan Stanley
            Dean Witter & Co.......................       295,458
  17,000   Schwab (Charles) Corp...................       260,100
                                                     ------------
                                                        2,151,673
                                                     ------------
           INVESTMENT MANAGERS (0.6%)
  10,500   Franklin Resources, Inc.................       480,585
   9,400   Stilwell Financial, Inc.................       315,464
   8,800   T. Rowe Price Group Inc.................       329,032
                                                     ------------
                                                        1,125,081
                                                     ------------
           LIFE/HEALTH INSURANCE (1.6%)
  15,000   AFLAC, Inc..............................       472,350
  10,600   American General Corp...................       492,370
   7,650   Jefferson-Pilot Corp....................       369,648
   9,800   Lincoln National Corp...................       507,150
   8,000   MetLife, Inc............................       247,840
  12,800   Torchmark Corp..........................       514,688
  21,100   UnumProvident Corp......................       677,732
                                                     ------------
                                                        3,281,778
                                                     ------------
           MAJOR BANKS (3.5%)
   6,400   Bank of America Corp....................       384,192
  10,000   Bank of New York Co., Inc...............       480,000
  10,600   Bank One Corp...........................       379,480
  11,500   BB&T Corp...............................       422,050
   7,000   Comerica, Inc...........................       403,200
  10,300   First Union Corp........................       359,882
  17,000   FleetBoston Financial Corp..............       670,650

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  18,260   Huntington Bancshares, Inc..............  $    298,551
  16,000   KeyCorp.................................       416,800
   9,600   Mellon Financial Corp...................       441,600
  15,400   National City Corp......................       474,012
   7,200   PNC Financial Services Group, Inc.......       473,688
  24,200   SouthTrust Corp.........................       629,200
   5,600   SunTrust Banks, Inc.....................       362,768
   4,600   Wachovia Corp...........................       327,290
   9,900   Wells Fargo & Co........................       459,657
                                                     ------------
                                                        6,983,020
                                                     ------------
           MAJOR TELECOMMUNICATIONS (1.3%)
   4,900   ALLTEL Corp.............................       300,174
  13,005   AT&T Corp...............................       286,110
   8,000   BellSouth Corp..........................       322,160
   8,300   SBC Communications, Inc.................       332,498
  13,000   Sprint Corp. (FON Group)................       277,680
  12,566   Verizon Communications Inc..............       672,281
  22,000   WorldCom, Inc.*.........................       329,120
                                                     ------------
                                                        2,520,023
                                                     ------------
           MANAGED HEALTH CARE (1.2%)
  11,000   Aetna Inc.*.............................       284,570
   4,500   CIGNA Corp..............................       431,190
  43,100   Humana, Inc.*...........................       424,535
  10,400   UnitedHealth Group Inc..................       642,200
   5,400   Wellpoint Health Networks, Inc.*........       508,896
                                                     ------------
                                                        2,291,391
                                                     ------------
           MEDIA CONGLOMERATES (0.6%)
  11,150   AOL Time Warner Inc.*...................       590,950
   9,700   Disney (Walt) Co. (The).................       280,233
   6,295   Viacom, Inc. (Class B) (Non-Voting)*....       325,766
                                                     ------------
                                                        1,196,949
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           MEDICAL DISTRIBUTORS (0.6%)
   9,000   Cardinal Health, Inc....................  $    621,000
  15,100   McKesson HBOC, Inc......................       560,512
                                                     ------------
                                                        1,181,512
                                                     ------------
           MEDICAL SPECIALTIES (2.4%)
  10,000   Applera Corp. - Applied Biosystems
            Group..................................       267,500
   7,400   Bard (C.R.), Inc........................       421,430
   5,900   Bausch & Lomb, Inc......................       213,816
  11,600   Baxter International, Inc...............       568,400
  12,700   Becton, Dickinson & Co..................       454,533
  13,000   Biomet, Inc.............................       624,780
  17,000   Boston Scientific Corp.*................       289,000
   9,000   Guidant Corp.*..........................       324,000
   7,100   Medtronic, Inc..........................       326,671
  17,300   Pall Corp...............................       407,069
   9,000   St. Jude Medical, Inc.*.................       540,000
   5,000   Stryker Corp............................       274,250
                                                     ------------
                                                        4,711,449
                                                     ------------
           METAL FABRICATIONS (0.2%)
  19,500   Timken Co. (The)........................       330,330
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.5%)
  12,000   Convergys Corp.*........................       363,000
  12,000   Sabre Holdings Corp. (Class A)*.........       600,000
                                                     ------------
                                                          963,000
                                                     ------------
           MISCELLANEOUS MANUFACTURING (0.7%)
  17,600   Crane Co................................       545,600
   7,000   Danaher Corp............................       392,000
   9,200   Dover Corp..............................       346,380
                                                     ------------
                                                        1,283,980
                                                     ------------
           MOTOR VEHICLES (0.5%)
  11,363   Ford Motor Co...........................       278,962
   4,900   General Motors Corp.....................       315,315
   7,400   Harley-Davidson, Inc....................       348,392
                                                     ------------
                                                          942,669
                                                     ------------
           MULTI-LINE INSURANCE (1.0%)
   5,250   American International Group, Inc.......  $    451,500

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   7,500   Hartford Financial Services Group, Inc.
            (The)..................................       513,000
  10,000   Loews Corp..............................       644,300
  13,600   Safeco Corp.............................       401,200
                                                     ------------
                                                        2,010,000
                                                     ------------
           OFFICE EQUIPMENT/ SUPPLIES (0.3%)
   6,100   Avery Dennison Corp.....................       311,405
   7,100   Pitney Bowes, Inc.......................       299,052
                                                     ------------
                                                          610,457
                                                     ------------
           OIL & GAS PIPELINES (0.7%)
  14,000   El Paso Corp............................       735,560
   5,400   Enron Corp..............................       264,600
   9,000   Williams Companies, Inc. (The)..........       296,550
                                                     ------------
                                                        1,296,710
                                                     ------------
           OIL & GAS PRODUCTION (1.5%)
   6,500   Anardarko Petroleum Corp................       351,195
   7,300   Apache Corp.............................       370,475
  10,100   Burlington Resources, Inc...............       403,495
   5,000   Devon Energy Corp.......................       262,500
   8,000   EOG Resources, Inc......................       284,400
   7,100   Kerr-McGee Corp.........................       470,517
  17,800   Occidental Petroleum Corp...............       473,302
  11,000   Unocal Corp.............................       375,650
                                                     ------------
                                                        2,991,534
                                                     ------------
           OIL REFINING/ MARKETING (0.9%)
   9,700   Ashland, Inc............................       388,970
  13,400   Sunoco, Inc.............................       490,842
  12,500   Tosco Corp..............................       550,625
  12,900   USX-Marathon Group......................       380,679
                                                     ------------
                                                        1,811,116
                                                     ------------
           OILFIELD SERVICES/ EQUIPMENT (0.6%)
  14,600   Baker Hughes Inc........................       489,100

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   9,700   Halliburton Co..........................  $    345,320
   5,100   Schlumberger, Ltd.......................       268,515
                                                     ------------
                                                        1,102,935
                                                     ------------
           OTHER CONSUMER SERVICES (0.5%)
   8,500   Block (H.&R.), Inc......................       548,675
  21,000   Cendant Corp.*..........................       409,500
                                                     ------------
                                                          958,175
                                                     ------------
           OTHER CONSUMER SPECIALTIES (0.2%)
  12,000   Fortune Brands, Inc.....................       460,320
                                                     ------------
           OTHER METALS/ MINERALS (0.3%)
  18,200   Inco Ltd. (Canada)*.....................       314,132
   7,400   Phelps Dodge Corp.......................       307,100
                                                     ------------
                                                          621,232
                                                     ------------
           PACKAGED SOFTWARE (1.9%)
   7,200   Adobe Systems, Inc......................       338,400
  12,000   Autodesk, Inc...........................       447,600
  16,000   BMC Software, Inc.*.....................       360,640
  11,500   Computer Associates International,
            Inc....................................       414,000
  27,200   Compuware Corp.*........................       380,528
   6,000   Intuit Inc.*............................       239,940
   5,000   Mercury Interactive Corp.*..............       299,500
   3,500   Microsoft Corp.*........................       254,100
  13,000   Novell, Inc.*...........................        73,970
  16,000   Oracle Corp.*...........................       304,000
  28,000   Parametric Technology Corp.*............       391,720
   5,000   VERITAS Software Corp.*.................       332,650
                                                     ------------
                                                        3,837,048
                                                     ------------
           PERSONNEL SERVICES (0.1%)
  10,000   Robert Half International, Inc.*........       248,900
                                                     ------------
           PHARMACEUTICALS: GENERIC DRUGS (0.3%)
   8,600   Watson Pharmaceuticals, Inc.*...........  $    530,104
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           PHARMACEUTICALS: MAJOR (1.9%)
   9,000   Abbott Laboratories.....................       432,090
   7,000   American Home Products Corp.............       409,080
   5,800   Bristol-Myers Squibb Co.................       303,340
  12,000   Johnson & Johnson.......................       600,000
   4,900   Lilly (Eli) & Co........................       362,600
   4,900   Merck & Co., Inc........................       313,159
  15,000   Pfizer, Inc.............................       600,750
   7,792   Pharmacia Corp..........................       358,042
   8,600   Schering-Plough Corp....................       311,664
                                                     ------------
                                                        3,690,725
                                                     ------------
           PHARMACEUTICALS: OTHER (0.6%)
   7,400   Allergan, Inc...........................       632,700
   4,000   Forest Laboratories, Inc.*..............       284,000
   4,500   King Pharmaceuticals, Inc.*.............       241,875
                                                     ------------
                                                        1,158,575
                                                     ------------
           PRECIOUS METALS (0.8%)
  18,900   Barrick Gold Corp. (Canada).............       286,335
  28,800   Freeport-McMoRan Copper & Gold, Inc.
            (Class B)*.............................       318,240
  48,400   Homestake Mining Co.....................       375,100
  17,400   Newmont Mining Corp.....................       323,814
  35,800   Placer Dome Inc. (Canada)...............       350,840
                                                     ------------
                                                        1,654,329
                                                     ------------
           PROPERTY - CASUALTY INSURERS (1.3%)
  13,800   Allstate Corp. (The)....................       607,062
   6,300   Chubb Corp. (The).......................       487,809
   9,900   Cincinnati Financial Corp...............       391,050
   4,300   Progressive Corp. (The).................       581,317
  10,800   St. Paul Companies, Inc.................       547,452
                                                     ------------
                                                        2,614,690
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           PUBLISHING: BOOKS/ MAGAZINES (0.5%)
   8,400   Harcourt General, Inc...................  $    488,796
  11,300   Meredith Corp...........................       404,653
                                                     ------------
                                                          893,449
                                                     ------------
           PUBLISHING: NEWSPAPERS (0.9%)
   5,700   Dow Jones & Co., Inc....................       340,347
   4,800   Gannett Co., Inc........................       316,320
   6,100   Knight-Ridder, Inc......................       361,730
   8,900   New York Times Co. (The) (Class A)......       373,800
   8,000   Tribune Co..............................       320,080
                                                     ------------
                                                        1,712,277
                                                     ------------
           PULP & PAPER (1.4%)
  10,000   Boise Cascade Corp......................       351,700
  13,522   Georgia-Pacific Group...................       457,720
  12,821   International Paper Co..................       457,710
  11,000   Mead Corp...............................       298,540
   9,300   Potlatch Corp...........................       320,013
  13,300   Westvaco Corp...........................       323,057
   9,200   Willamette Industries, Inc..............       455,400
                                                     ------------
                                                        2,664,140
                                                     ------------
           RAILROADS (0.9%)
  13,500   Burlington Northern Santa Fe Corp.......       407,295
  12,400   CSX Corp................................       449,376
  20,000   Norfolk Southern Corp...................       414,000
   7,800   Union Pacific Corp......................       428,298
                                                     ------------
                                                        1,698,969
                                                     ------------
           RECREATIONAL PRODUCTS (0.8%)
  15,600   Brunswick Corp..........................       374,868
   7,000   Eastman Kodak Co........................       326,760
  26,000   Hasbro, Inc.............................       375,700
  28,400   Mattel, Inc.*...........................       537,328
                                                     ------------
                                                        1,614,656
                                                     ------------
           REGIONAL BANKS (1.8%)
  19,600   AmSouth Bancorporation..................       362,404

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  10,000   Fifth Third Bancorp.....................  $    600,500
   6,100   Northern Trust Corp.....................       381,250
  13,600   Regions Financial Corp..................       435,200
  17,800   Synovus Financial Corp..................       558,564
  28,000   U.S. Bancorp............................       638,120
  10,000   Union Planters Corp.....................       436,000
   4,000   Zions Bancorporation....................       236,000
                                                     ------------
                                                        3,648,038
                                                     ------------
           RESTAURANTS (1.0%)
  19,600   Darden Restaurants, Inc.................       546,840
   9,100   McDonald's Corp.........................       246,246
   9,000   Starbucks Corp.*........................       207,000
  11,000   Tricon Global Restaurants, Inc.*........       482,900
  16,100   Wendy's International, Inc..............       411,194
                                                     ------------
                                                        1,894,180
                                                     ------------
           SAVINGS BANKS (0.7%)
   9,000   Charter One Financial, Inc..............       287,100
   7,000   Golden West Financial Corp..............       449,680
  18,150   Washington Mutual, Inc..................       681,533
                                                     ------------
                                                        1,418,313
                                                     ------------
           SEMICONDUCTORS (1.9%)
   9,800   Advanced Micro Devices, Inc.*...........       283,024
   9,000   Altera Corp.*...........................       261,000
   4,600   Analog Devices, Inc.*...................       198,950
  17,000   Applied Micro Circuits Corp.*...........       292,400
   3,000   Broadcom Corp. (Class A)*...............       128,280
  14,000   Conexant Systems, Inc.*.................       125,300
  10,000   Intel Corp..............................       292,500
   6,000   Linear Technology Corp..................       265,320
  14,000   LSI Logic Corp.*........................       263,200
   6,000   Maxim Integrated Products, Inc.*........       265,260
   4,600   Micron Technology, Inc.*................       189,060
  10,000   National Semiconductor Corp.*...........       291,200
   9,000   Texas Instruments, Inc..................       283,500

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  12,000   Vitesse Semiconductor Corp.*............  $    252,480
   8,000   Xilinx, Inc.*...........................       329,920
                                                     ------------
                                                        3,721,394
                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (0.8%)
  40,000   Healthsouth Corp.*......................       638,800
  16,600   IMS Health Inc..........................       473,100
  21,400   Quintiles Transnational Corp.*..........       540,350
                                                     ------------
                                                        1,652,250
                                                     ------------
           SPECIALTY INSURANCE (0.7%)
   5,000   Ambac Financial Group, Inc..............       291,000
  10,200   MBIA, Inc...............................       567,936
   7,100   MGIC Investment Corp....................       515,744
                                                     ------------
                                                        1,374,680
                                                     ------------
           SPECIALTY STORES (1.3%)
  12,000   AutoZone, Inc.*.........................       450,000
  20,000   Bed Bath & Beyond Inc.*.................       600,000
  40,000   Office Depot, Inc.*.....................       415,200
  18,200   Staples, Inc.*..........................       291,018
   6,000   Tiffany & Co............................       217,320
  23,300   Toys 'R' Us, Inc.*......................       576,675
                                                     ------------
                                                        2,550,213
                                                     ------------
           SPECIALTY TELECOMMUNICATIONS (0.5%)
   9,800   CenturyTel, Inc.........................       296,940
  20,000   Citizens Communications Co.*............       240,600
  10,600   Global Crossing Ltd. (Bermuda)*.........        91,584
   8,300   Qwest Communications International,
            Inc....................................       264,521
                                                     ------------
                                                          893,645
                                                     ------------
           STEEL (0.7%)
  16,600   Allegheny Technologies Inc..............       300,294
  48,400   Bethlehem Steel Corp.*..................        97,768

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   7,900   Nucor Corp..............................  $    386,231
  15,000   USX-U.S. Steel Group....................       302,250
  26,400   Worthington Industries, Inc.............       359,040
                                                     ------------
                                                        1,445,583
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (1.0%)
  10,400   ADC Telecommunications, Inc.*...........        68,640
  11,600   Andrew Corp.*...........................       214,020
   3,800   Comverse Technology, Inc.*..............       218,956
  20,000   Corning Inc.............................       334,200
   5,600   Lucent Technologies Inc.................        34,720
  17,000   Motorola, Inc...........................       281,520
   6,000   Nortel Networks Corp. (Canada)..........        54,540
   5,000   QUALCOMM Inc.*..........................       292,400
   5,600   Scientific-Atlanta, Inc.................       227,360
  14,000   Tellabs, Inc.*..........................       269,920
                                                     ------------
                                                        1,996,276
                                                     ------------
           TOBACCO (0.6%)
  12,000   Philip Morris Companies, Inc............       609,000
  20,200   UST, Inc................................       582,972
                                                     ------------
                                                        1,191,972
                                                     ------------
           TOOLS/HARDWARE (0.6%)
   8,700   Black & Decker Corp.....................       343,302
  11,900   Snap-On, Inc............................       287,504
  12,600   Stanley Works (The).....................       527,688
                                                     ------------
                                                        1,158,494
                                                     ------------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (0.9%)
   7,700   Caterpillar, Inc........................       385,385
   9,300   Cummins Engine Co., Inc.................       359,910
  10,100   Deere & Co..............................       382,285
   8,600   Navistar International Corp.*...........       241,918
   8,000   PACCAR, Inc.............................       411,360
                                                     ------------
                                                        1,780,858
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           WHOLESALE DISTRIBUTORS (0.4%)
  13,100   Genuine Parts Co........................  $    412,650
   9,000   Grainger (W.W.), Inc....................       370,440
                                                     ------------
                                                          783,090
                                                     ------------
           WIRELESS COMMUNICATIONS (0.3%)
  15,000   Nextel Communications, Inc.
            (Class A)*.............................       262,500
  12,000   Sprint Corp. (PCS Group)*...............       289,800
                                                     ------------
                                                          552,300
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $145,903,345)....................   193,446,547
                                                     ------------
PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (4.3%)
           REPURCHASE AGREEMENTS
 $ 8,238   Joint repurchase agreement account
            4.057% due 07/02/01 (dated 06/29/01;
            proceeds $8,240,785)(a)
            (COST $8,238,000)......................     8,238,000
 $   249   The Bank of New York 3.875% due 07/02/01
            (dated 06/29/01; proceeds $249,145)(b)
            (COST $249,064)........................  $    249,064
                                                     ------------
           TOTAL SHORT-TERM INVESTMENTS
            (COST $8,487,064)......................     8,487,064
                                                     ------------
TOTAL                                         102.3%
INVESTMENTS
 (COST
 $154,390,409)(C)....                                 201,933,611
LIABILITIES                                     (2.3)
 IN EXCESS
 OF OTHER
ASSETS...                                              (4,598,839)
           ----------------------------------------  ------------
NET                                           100.0%
ASSETS...                                            $197,334,772
           ========================================  ============

---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   (A)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (B) COLLATERALIZED BY $252,057 FEDERAL NATIONAL MORTGAGE ASSOC. 5.9% DUE 04/10/06 VALUED AT $254,047.
   (C) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $58,316,604 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $10,773,402, RESULTING IN NET UNREALIZED APPRECIATION OF $47,543,202.

                       SEE NOTES TO FINANCIAL STATEMENTS

Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (97.7%)
           AEROSPACE & DEFENSE (2.4%)
  32,850   General Dynamics Corp...................  $  2,556,058
                                                     ------------
           ALTERNATIVE POWER GENERATION (0.2%)
   5,800   Calpine Corp.*..........................       219,240
                                                     ------------
           APPAREL/FOOTWEAR RETAIL (0.4%)
  24,150   Limited, Inc. (The).....................       398,958
                                                     ------------
           BEVERAGES: ALCOHOLIC (1.2%)
  29,950   Anheuser-Busch Companies, Inc...........     1,233,940
                                                     ------------
           BEVERAGES:
           NON-ALCOHOLIC (1.9%)
   5,500   Coca-Cola Co............................       247,500
  38,200   PepsiCo, Inc............................     1,688,440
                                                     ------------
                                                        1,935,940
                                                     ------------
           BIOTECHNOLOGY (1.9%)
  11,950   Amgen Inc.*.............................       725,126
   3,850   CuraGen Corp.*..........................       140,140
   8,250   Gilead Sciences, Inc.*..................       480,067
   5,300   Invitrogen Corp.*.......................       380,540
   7,800   Tularik Inc.*...........................       201,474
                                                     ------------
                                                        1,927,347
                                                     ------------
           BROADCASTING (0.4%)
   6,950   Clear Channel Communications, Inc.*.....       435,765
                                                     ------------
           CABLE/SATELLITE TV (3.0%)
 116,950   AT&T Corp. - Liberty Media Group
            (Class A)*.............................     2,045,455
  24,500   Comcast Corp. (Class A Special)*........     1,063,300
                                                     ------------
                                                        3,108,755
                                                     ------------
           COMPUTER COMMUNICATIONS (2.2%)
   6,100   Brocade Communications Systems, Inc.*...       268,339

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

 104,150   Cisco Systems, Inc.*....................  $  1,895,530
   8,630   McDATA Corp. (Class A)*.................       151,456
                                                     ------------
                                                        2,315,325
                                                     ------------
           COMPUTER PERIPHERALS (1.0%)
  35,450   EMC Corp.*..............................     1,029,822
                                                     ------------
           COMPUTER PROCESSING HARDWARE (3.8%)
  30,000   Compaq Computer Corp....................       464,700
   7,100   Dell Computer Corp.*....................       184,245
  23,350   International Business Machines Corp....     2,638,550
  38,150   Sun Microsystems, Inc...................       599,718
                                                     ------------
                                                        3,887,213
                                                     ------------
           DATA PROCESSING SERVICES (0.4%)
   3,100   Concord EFS, Inc.*......................       161,231
   3,600   First Data Corp.........................       231,300
                                                     ------------
                                                          392,531
                                                     ------------
           DISCOUNT STORES (3.0%)
   8,800   BJ's Wholesale Club, Inc.*..............       468,688
  16,600   Costco Wholesale Corp.*.................       681,928
  15,600   Dollar Tree Stores, Inc.*...............       434,304
  30,500   Wal-Mart Stores, Inc....................     1,488,400
                                                     ------------
                                                        3,073,320
                                                     ------------
           ELECTRONIC COMPONENTS (0.5%)
  10,850   Jabil Circuit, Inc.*....................       334,831
   9,350   Sanmina Corp.*..........................       218,883
                                                     ------------
                                                          553,714
                                                     ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.2%)
  17,950   JDS Uniphase Corp.*.....................       228,862
                                                     ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.5%)
   9,900   Applied Materials, Inc.*................       486,090
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           FINANCE/RENTAL/ LEASING (4.3%)
  63,100   Freddie Mac.............................  $  4,417,000
                                                     ------------
           FINANCIAL CONGLOMERATES (3.8%)
  74,216   Citigroup, Inc..........................     3,921,573
                                                     ------------
           FOOD RETAIL (0.7%)
  15,200   Safeway Inc.*...........................       729,600
                                                     ------------
           FOOD: MAJOR DIVERSIFIED (1.4%)
  31,700   Kraft Foods Inc. (Class A)..............       982,700
   5,000   Quaker Oats Company (The)...............       456,250
                                                     ------------
                                                        1,438,950
                                                     ------------
           HOME IMPROVEMENT CHAINS (1.2%)
  28,100   Home Depot, Inc. (The)..................     1,308,055
                                                     ------------
           HOSPITAL/NURSING MANAGEMENT (0.8%)
  19,450   HCA-The Healthcare Corp.................       878,945
                                                     ------------
           HOTELS/RESORTS/ CRUISELINES (0.3%)
   7,800   Starwood Hotels & Resorts Worldwide,
            Inc....................................       290,784
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (1.2%)
  13,100   Colgate-Palmolive Co....................       772,769
   8,200   Procter & Gamble Co. (The)..............       523,160
                                                     ------------
                                                        1,295,929
                                                     ------------
           INDUSTRIAL CONGLOMERATES (16.8%)
 127,950   General Electric Co.....................     6,237,563
 135,750   Tyco International Ltd. (Bermuda).......     7,398,375
  51,550   United Technologies Corp................     3,776,553
                                                     ------------
                                                       17,412,491
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (0.2%)
  10,950   StorageNetworks, Inc.*..................       186,041
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           INTERNET SOFTWARE/ SERVICES (0.3%)
   6,400   Siebel Systems, Inc.*...................  $    300,160
                                                     ------------
           INVESTMENT BANKS/ BROKERS (0.6%)
   7,200   Goldman Sachs Group, Inc. (The).........       617,760
                                                     ------------
           MAJOR TELECOMMUNICATIONS (3.0%)
  22,000   SBC Communications, Inc.................       881,320
  28,372   Verizon Communications Inc..............     1,517,902
  44,150   WorldCom, Inc.*.........................       660,484
                                                     ------------
                                                        3,059,706
                                                     ------------
           MEDIA CONGLOMERATES (3.3%)
  64,800   AOL Time Warner Inc.*...................     3,434,400
                                                     ------------
           MEDICAL SPECIALTIES (1.1%)
   9,950   Applera Corp. - Applied Biosystems
            Group..................................       266,163
  19,150   Medtronic, Inc..........................       881,092
                                                     ------------
                                                        1,147,255
                                                     ------------
           MULTI-LINE INSURANCE (2.7%)
  32,200   American International Group, Inc.......     2,769,200
                                                     ------------
           PACKAGED SOFTWARE (7.7%)
  16,850   Intuit Inc.*............................       673,832
   7,850   Mercury Interactive Corp.*..............       470,215
  55,800   Microsoft Corp.*........................     4,051,080
  70,050   Oracle Corp.*...........................     1,330,950
   6,650   QLogic Corp.*...........................       428,593
  14,725   Veritas Software Corp.*.................       979,654
                                                     ------------
                                                        7,934,324
                                                     ------------
           PHARMACEUTICALS: MAJOR (13.8%)
  11,050   Abbott Laboratories.....................       530,511
  44,700   American Home Products Corp.............     2,612,268
  29,250   Bristol-Myers Squibb Co.................     1,529,775
  20,900   Johnson & Johnson.......................     1,045,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   9,350   Lilly (Eli) & Co........................  $    691,900
  19,950   Merck & Co., Inc........................     1,275,005
 124,775   Pfizer, Inc.............................     4,997,239
  28,864   Pharmacia Corp..........................     1,326,301
   6,900   Schering-Plough Corp....................       250,056
                                                     ------------
                                                       14,258,055
                                                     ------------
           REGIONAL BANKS (0.7%)
  11,500   Fifth Third Bancorp.....................       690,575
                                                     ------------
           SEMICONDUCTORS (5.3%)
  10,100   Altera Corp.*...........................       292,900
 112,300   Intel Corp..............................     3,284,775
   3,900   Maxim Integrated Products, Inc.*........       172,419
   5,300   Micron Technology, Inc.*................       217,830
  38,650   Texas Instruments, Inc..................     1,217,475
   7,400   Xilinx, Inc.*...........................       305,176
                                                     ------------
                                                        5,490,575
                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (0.7%)
   8,900   Laboratory Corp. of America Holdings*...       684,410
                                                     ------------
           SPECIALTY STORES (0.6%)
  17,250   Tiffany & Co............................       624,795
                                                     ------------
           SPECIALTY TELECOMMUNICATIONS (2.3%)
  52,700   American Tower Corp. (Class A)*.........     1,089,309
  40,250   Crown Castle International Corp.*.......       660,100
  19,900   Qwest Communications International,
            Inc....................................       634,213
                                                     ------------
                                                        2,383,622
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (0.8%)
  29,300   Lucent Technologies Inc.................       181,660

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  14,350   Nokia Corp. (ADR) (Finland).............  $    316,274
   5,850   QUALCOMM Inc.*..........................       342,108
                                                     ------------
                                                          840,042
                                                     ------------
           TOBACCO (1.1%)
  21,850   Philip Morris Companies, Inc............     1,108,888
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $106,697,996)....................   101,006,015
                                                     ------------
PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (1.8%)
           REPURCHASE AGREEMENT
 $ 1,859   Joint repurchase agreement account
            4.057% due 07/02/01 (dated 06/29/01;
            proceeds $1,859,419)(a)
            (COST $1,859,000)......................     1,859,000
                                                     ------------

TOTAL INVESTMENTS
 (COST $108,556,996)(B).................     99.5%  102,865,015
OTHER ASSETS IN EXCESS OF LIABILITIES...      0.5       551,297
                                          -------  ------------
NET ASSETS..............................    100.0% $103,416,312
                                          =======  ============

---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   (A)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $8,003,158 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $13,695,139 RESULTING IN NET UNREALIZED APPRECIATION OF $5,691,981.

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (93.9%)
           ADVERTISING/MARKETING SERVICES (1.4%)
  75,800   Lamar Advertising Co.*..................  $  3,335,200
  49,000   Omnicom Group, Inc......................     4,214,000
  22,700   TMP Worldwide, Inc.*....................     1,341,797
                                                     ------------
                                                        8,890,997
                                                     ------------
           AEROSPACE & DEFENSE (0.3%)
  24,000   General Dynamics Corp...................     1,867,440
                                                     ------------
           ALUMINUM (1.4%)
  73,000   Alcan Inc. (Canada).....................     3,067,460
 149,700   Alcoa, Inc..............................     5,898,180
                                                     ------------
                                                        8,965,640
                                                     ------------
           APPAREL/FOOTWEAR (0.6%)
  87,400   Coach, Inc.*............................     3,325,570
  12,100   Polo Ralph Lauren Corp.*................       312,180
                                                     ------------
                                                        3,637,750
                                                     ------------
           APPAREL/FOOTWEAR RETAIL (2.1%)
 174,700   Abercrombie & Fitch Co. (Class A)*......     7,774,150
  86,300   AnnTaylor Stores Corp.*.................     3,089,540
  39,300   Children's Place Retail Stores, Inc.
            (The)*.................................     1,053,240
  22,300   Gap, Inc. (The).........................       646,700
  22,000   Industria de Diseno Textil, S.A. (Spain)
            *......................................       352,412
                                                     ------------
                                                       12,916,042
                                                     ------------
           BEVERAGES: ALCOHOLIC (0.9%)
  88,900   Anheuser-Busch Companies, Inc...........     3,662,680
  42,400   Constellation Brands, Inc. (Class A)*...     1,738,400
                                                     ------------
                                                        5,401,080
                                                     ------------
           BIOTECHNOLOGY (6.3%)
  81,300   Abgenix, Inc.*..........................     3,658,500

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  34,800   Alkermes, Inc.*.........................  $  1,221,480
  36,500   Amgen Inc.*.............................     2,214,820
  27,600   Cephalon, Inc.*.........................     1,945,800
  23,500   CV Therapeutics, Inc.*..................     1,339,500
  36,000   Enzon, Inc.*............................     2,250,000
 120,000   Genzyme Corp. (General Division)*.......     7,320,000
 112,900   Gilead Sciences, Inc.*..................     6,569,651
  19,500   ICOS Corp.*.............................     1,248,000
 106,000   IDEC Pharmaceuticals Corp.*.............     7,175,140
   1,400   MedImmune, Inc.*........................        66,080
  29,000   Myriad Genetics, Inc.*..................     1,836,277
  25,300   Vertex Pharmaceuticals, Inc.*...........     1,252,350
                                                     ------------
                                                       38,097,598
                                                     ------------
           BROADCASTING (2.4%)
  85,900   Clear Channel Communications, Inc.*.....     5,385,930
  30,000   Entercom Communications Corp.*..........     1,608,300
  99,700   Univision Communications, Inc. (Class
            A)*....................................     4,265,166
  71,100   USA Networks, Inc.*.....................     2,004,309
  37,200   Westwood One, Inc.*.....................     1,370,820
                                                     ------------
                                                       14,634,525
                                                     ------------
           CABLE/SATELLITE TV (3.0%)
  47,600   Adelphia Communications Corp. (Class
            A)*....................................     1,951,600
 205,600   Charter Communications, Inc. (Class
            A)*....................................     4,800,760
 158,100   Comcast Corp. (Class A Special)*........     6,861,540
 107,400   Cox Communications, Inc. (Class A)*.....     4,757,820
                                                     ------------
                                                       18,371,720
                                                     ------------
           CHEMICALS: SPECIALTY (0.2%)
  31,000   Sigma-Aldrich Corp......................     1,197,220
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMPUTER COMMUNICATIONS (1.2%)
  98,600   Brocade Communications Systems, Inc.*...  $  4,337,414
 160,600   Cisco Systems, Inc.*....................     2,922,920
                                                     ------------
                                                        7,260,334
                                                     ------------
           COMPUTER PROCESSING HARDWARE (2.1%)
  80,400   International Business Machines Corp....     9,085,200
 240,300   Sun Microsystems, Inc.*.................     3,777,516
                                                     ------------
                                                       12,862,716
                                                     ------------
           CONTRACT DRILLING (0.5%)
  81,600   ENSCO International Inc.................     1,909,440
  49,000   Pride International, Inc.*..............       931,000
                                                     ------------
                                                        2,840,440
                                                     ------------
           DATA PROCESSING SERVICES (1.2%)
  48,000   BISYS Group, Inc. (The)*................     2,832,000
  70,000   First Data Corp.........................     4,497,500
                                                     ------------
                                                        7,329,500
                                                     ------------
           DISCOUNT STORES (0.9%)
  55,300   BJ's Wholesale Club, Inc.*..............     2,945,278
 120,600   Kmart Corp.*............................     1,383,282
  24,600   Target Corp.............................       851,160
                                                     ------------
                                                        5,179,720
                                                     ------------
           ELECTRIC UTILITIES (1.3%)
  69,700   Constellation Energy Group, Inc.........     2,969,220
  44,300   Duke Energy Corp........................     1,728,143
  49,700   Exelon Corp.............................     3,186,764
                                                     ------------
                                                        7,884,127
                                                     ------------
           ELECTRONIC PRODUCTION EQUIPMENT (2.4%)
  31,200   Amkor Technology, Inc.*.................       689,520
 120,700   KLA-Tencor Corp.*.......................     7,057,329
 117,700   Novellus Systems, Inc.*.................     6,684,183
                                                     ------------
                                                       14,431,032
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           ELECTRONICS/APPLIANCE STORES (0.5%)
  46,500   Best Buy Co., Inc.*.....................  $  2,953,680
                                                     ------------
           ELECTRONICS/ APPLIANCES (0.4%)
  40,000   Sony Corp. (Japan)......................     2,628,837
                                                     ------------
           ENGINEERING & CONSTRUCTION (0.4%)
  23,300   Fluor Corp. (New).......................     1,051,995
  17,600   Jacobs Engineering Group, Inc.*.........     1,148,048
                                                     ------------
                                                        2,200,043
                                                     ------------
           ENVIRONMENTAL SERVICES (1.2%)
 133,100   Allied Waste Industries, Inc.*..........     2,486,308
 161,900   Waste Management, Inc...................     4,989,758
                                                     ------------
                                                        7,476,066
                                                     ------------
           FINANCE/RENTAL/ LEASING (4.3%)
 133,300   Fannie Mae..............................    11,350,495
 139,400   Freddie Mac.............................     9,758,000
  25,300   Household International, Inc............     1,687,510
  37,700   MBNA Corp...............................     1,242,215
  31,700   USA Education Inc.......................     2,314,100
                                                     ------------
                                                       26,352,320
                                                     ------------
           FINANCIAL CONGLOMERATES (1.2%)
 135,900   Citigroup, Inc..........................     7,180,956
                                                     ------------
           FINANCIAL PUBLISHING/ SERVICES (0.7%)
  52,500   Moody's Corp............................     1,758,750
  82,000   SunGard Data Systems Inc.*..............     2,460,820
                                                     ------------
                                                        4,219,570
                                                     ------------
           FOOD: MAJOR DIVERSIFIED (0.3%)
  34,000   Unilever N.V. (Netherlands).............     2,045,639
                                                     ------------
           FOOD: SPECIALTY/CANDY (0.2%)
  20,200   Hershey Foods Corp......................     1,246,542
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           GAS DISTRIBUTORS (0.3%)
  34,400   Kinder Morgan, Inc......................  $  1,728,600
                                                     ------------
           HOME IMPROVEMENT CHAINS (0.8%)
  68,500   Lowe's Companies, Inc...................     4,969,675
                                                     ------------
           HOSPITAL/NURSING MANAGEMENT (3.4%)
 124,300   Beverly Enterprises, Inc.*..............     1,330,010
 137,400   HCA Inc.................................     6,209,106
 155,700   Health Management Associates, Inc.
            (Class A)*.............................     3,275,928
  37,700   Manor Care, Inc.*.......................     1,196,975
  29,000   Province Healthcare Co.*................     1,023,410
 118,500   Tenet Healthcare Corp.*.................     6,113,415
  40,900   Triad Hospitals, Inc.*..................     1,205,323
                                                     ------------
                                                       20,354,167
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (0.1%)
  12,500   Procter & Gamble Co. (The)..............       797,500
                                                     ------------
           INDUSTRIAL CONGLOMERATES (0.2%)
  16,000   United Technologies Corp................     1,172,160
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (1.4%)
  24,800   Electronic Data Systems Corp............     1,550,000
 143,100   PeopleSoft, Inc.*.......................     7,044,813
                                                     ------------
                                                        8,594,813
                                                     ------------
           INSURANCE BROKERS/ SERVICES (0.1%)
  32,300   Willis Group Holdings Ltd.*.............       573,325
                                                     ------------
           INTERNET SOFTWARE/ SERVICES (1.8%)
 119,600   Siebel Systems, Inc.*...................     5,609,240
  71,800   VeriSign, Inc.*.........................     4,308,718
 117,600   Vignette Corp.*.........................     1,043,112
                                                     ------------
                                                       10,961,070
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           INVESTMENT BANKS/ BROKERS (1.0%)
  79,100   Lehman Brothers Holdings, Inc...........  $  6,150,025
                                                     ------------
           INVESTMENT MANAGERS (0.4%)
  70,900   Federated Investors, Inc. (Class B).....     2,282,980
                                                     ------------
           LIFE/HEALTH INSURANCE (0.3%)
  61,500   AFLAC, Inc..............................     1,936,635
                                                     ------------
           MAJOR BANKS (2.9%)
 104,400   Bank of America Corp....................     6,267,132
 113,300   Bank of New York Co., Inc. (The)........     5,438,400
  31,200   Bank One Corp...........................     1,116,960
  73,000   BB&T Corp...............................     2,679,100
  31,300   PNC Financial Services Group, Inc.......     2,059,227
                                                     ------------
                                                       17,560,819
                                                     ------------
           MEDIA CONGLOMERATES (2.4%)
 274,000   AOL Time Warner Inc.*...................    14,522,000
                                                     ------------
           MEDICAL DISTRIBUTORS (2.0%)
  53,700   AmeriSource Health Corp. (Class A)*.....     2,969,610
  45,900   Andrx Group *...........................     3,534,300
  52,500   Cardinal Health, Inc....................     3,622,500
  58,100   McKesson HBOC, Inc......................     2,156,672
                                                     ------------
                                                       12,283,082
                                                     ------------
           MEDICAL SPECIALTIES (2.2%)
 174,000   Baxter International, Inc...............     8,526,000
  69,500   Biomet, Inc.............................     3,340,170
  16,400   Varian Medical Systems, Inc.*...........     1,172,600
                                                     ------------
                                                       13,038,770
                                                     ------------
           MEDICAL/NURSING SERVICES (0.6%)
  55,600   Lincare Holdings, Inc.*.................     1,668,556
  56,500   Renal Care Group, Inc.*.................     1,858,285
                                                     ------------
                                                        3,526,841
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           METAL FABRICATIONS (0.1%)
  19,300   Shaw Group Inc. (The)*..................  $    773,930
                                                     ------------
           MOTOR VEHICLES (0.3%)
  24,800   General Motors Corp.....................     1,595,880
                                                     ------------
           MOVIES/ENTERTAINMENT (0.4%)
  87,900   Fox Entertainment Group, Inc. (Class
            A)*....................................     2,452,410
                                                     ------------
           OILFIELD SERVICES/ EQUIPMENT (1.8%)
  98,600   BJ Services Co.*........................     2,798,268
  72,100   Grant Prideco, Inc.*....................     1,261,029
  33,500   Hanover Compressor Co.*.................     1,108,515
  14,800   Smith International, Inc.*..............       886,520
  95,900   Weatherford International, Inc.*........     4,603,200
                                                     ------------
                                                       10,657,532
                                                     ------------
           OTHER CONSUMER SERVICES (1.6%)
 133,700   Cendant Corp.*..........................     2,607,150
  86,200   eBay, Inc.*.............................     5,903,838
  35,900   Travelocity.com Inc.*...................     1,102,130
                                                     ------------
                                                        9,613,118
                                                     ------------
           PACKAGED SOFTWARE (5.8%)
 286,000   Microsoft Corp.*........................    20,763,600
 279,200   Oracle Corp.*...........................     5,304,800
  33,300   QLogic Corp.*...........................     2,146,185
  48,300   Rational Software Corp.*................     1,354,815
  30,800   SAP AG (Germany)........................     4,263,718
  18,600   Veritas Software Corp.*.................     1,237,458
                                                     ------------
                                                       35,070,576
                                                     ------------
           PHARMACEUTICALS: GENERIC DRUGS (0.4%)
  63,800   IVAX Corp.*.............................     2,488,200
                                                     ------------
           PHARMACEUTICALS: MAJOR (2.7%)
  46,500   Abbott Laboratories.....................     2,232,465
 120,800   American Home Products Corp.............     7,059,552
  27,700   Bristol-Myers Squibb Co.................     1,448,710

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  55,600   Johnson & Johnson.......................  $  2,780,000
  74,800   Pfizer, Inc.............................     2,995,740
                                                     ------------
                                                       16,516,467
                                                     ------------
           PHARMACEUTICALS: OTHER (2.3%)
  41,200   Aviron*.................................     2,348,400
  50,800   Forest Laboratories, Inc.*..............     3,606,800
 112,300   King Pharmaceuticals, Inc.*.............     6,036,125
  29,000   Teva Pharmaceutical Industries Ltd.
            (ADR) (Israel).........................     1,806,700
                                                     ------------
                                                       13,798,025
                                                     ------------
           PROPERTY - CASUALTY INSURERS (4.7%)
  75,300   ACE, Ltd. (Bermuda).....................     2,943,477
 202,000   Allstate Corp. (The)....................     8,885,980
  76,000   Everest Re Group, Ltd. (Bermuda)........     5,684,800
  57,800   PartnerRe Ltd. (Bermuda)................     3,202,120
  30,000   Progressive Corp. (The).................     4,055,700
  77,000   St. Paul Companies, Inc.................     3,903,130
                                                     ------------
                                                       28,675,207
                                                     ------------
           RAILROADS (0.8%)
  64,000   CSX Corp................................     2,319,360
 108,800   Norfolk Southern Corp...................     2,252,160
                                                     ------------
                                                        4,571,520
                                                     ------------
           RECREATIONAL PRODUCTS (1.7%)
  35,500   Activision, Inc.*.......................     1,393,375
  77,300   Electronic Arts Inc.*...................     4,475,670
 152,600   Mattel, Inc.*...........................     2,887,192
  24,800   THQ, Inc.*..............................     1,478,824
                                                     ------------
                                                       10,235,061
                                                     ------------
           REGIONAL BANKS (1.3%)
 132,000   Fifth Third Bancorp.....................     7,926,600
                                                     ------------
           RESTAURANTS (0.8%)
  44,300   Darden Restaurants, Inc.................     1,235,970
  83,100   McDonald's Corp.........................     2,248,686
  46,200   Outback Steakhouse, Inc.*...............     1,330,560
                                                     ------------
                                                        4,815,216
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           SAVINGS BANKS (0.5%)
  45,200   Golden West Financial Corp..............  $  2,903,648
                                                     ------------
           SEMICONDUCTORS (4.3%)
  74,400   Advanced Micro Devices, Inc.*...........     2,148,672
   4,500   Infineon Techologies AG (ADR)
            (Germany)..............................       105,525
 226,800   Intel Corp..............................     6,633,900
  54,900   Intersil Holding Corp. (Class A)*.......     1,998,360
 127,900   Linear Technology Corp..................     5,655,738
  88,500   Marvell Technology Group Ltd.
            (Bermuda)*.............................     2,380,650
 144,600   Micron Technology, Inc.*................     5,943,060
  17,900   STMicroelectronics N.V. (Netherlands)...       608,600
  25,900   Texas Instruments, Inc..................       815,850
                                                     ------------
                                                       26,290,355
                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (1.7%)
  42,500   AdvancePCS*.............................     2,722,125
  80,400   Laboratory Corp. of America Holdings*...     6,182,760
  19,000   Quest Diagnostics Inc.*.................     1,422,150
                                                     ------------
                                                       10,327,035
                                                     ------------
           SPECIALTY INSURANCE (1.8%)
  16,500   MGIC Investment Corp....................     1,198,560
  52,300   PMI Group, Inc. (The)...................     3,800,118
  68,900   XL Capital Ltd. (Class A) (Bermuda).....     5,656,690
                                                     ------------
                                                       10,655,368
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           SPECIALTY STORES (1.7%)
 101,000   Barnes & Noble, Inc.*...................  $  3,974,350
  18,500   Bed Bath & Beyond Inc.*.................       555,000
 222,900   Toys 'R' Us, Inc.*......................     5,516,775
                                                     ------------
                                                       10,046,125
                                                     ------------
           STEEL (0.3%)
  38,000   Nucor Corp..............................     1,857,820
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (0.8%)
  18,200   Comverse Technology, Inc.*..............     1,048,684
  42,200   Nokia Oyj (ADR) (Finland)...............       930,088
  74,700   RF Micro Devices, Inc.*.................     2,001,960
  25,500   Scientific-Atlanta, Inc.................     1,035,300
                                                     ------------
                                                        5,016,032
                                                     ------------
           TOBACCO (0.6%)
  66,400   Philip Morris Companies, Inc............     3,369,800
                                                     ------------
           TOOLS/HARDWARE (0.2%)
  29,400   Stanley Works (The).....................     1,231,272
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $545,428,345)....................   569,411,193
                                                     ------------
PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           U.S. GOVERNMENT OBLIGATION (2.0%)
 $12,010   U.S. Treasury Bond 6.125% due 11/15/27
            (COST $12,448,565).....................    12,378,467
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           SHORT-TERM INVESTMENT (7.2%)
           REPURCHASE AGREEMENT
 $43,447   Joint repurchase agreement account
            4.057% due 07/02/01 (dated 6/29/01;
            proceeds $43,461,688)(a)
            (COST $43,447,000).....................  $ 43,447,000
                                                     ------------

TOTAL INVESTMENTS
 (COST $601,323,910)(B).................    103.1%  625,236,660
LIABILITIES IN EXCESS OF OTHER ASSETS...     (3.1)  (18,928,535)
                                          -------  ------------
NET ASSETS..............................    100.0% $606,308,125
                                          =======  ============

---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   (A)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $43,098,480 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $19,185,730, RESULTING IN NET UNREALIZED APPRECIATION OF $23,912,750.

                       SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (97.7%)
           BIOTECHNOLOGY (11.0%)
  60,500   Abgenix, Inc.*..........................  $  2,722,500
  28,400   Genentech, Inc.*........................     1,564,840
  31,600   Gilead Sciences, Inc.*..................     1,838,804
  47,800   Human Genome Sciences, Inc.*............     2,879,950
  17,900   Vertex Pharmaceuticals, Inc.*...........       886,050
                                                     ------------
                                                        9,892,144
                                                     ------------
           BROADCASTING (11.9%)
  25,699   Clear Channel Communications, Inc.*.....     1,611,327
  47,200   Cox Radio, Inc. (Class A)*..............     1,314,520
  47,600   Hispanic Broadcasting Corp.*............     1,365,644
  75,500   Univision Communications, Inc.
            (Class A)*.............................     3,229,890
  87,200   Westwood One, Inc.*.....................     3,213,320
                                                     ------------
                                                       10,734,701
                                                     ------------
           CABLE/SATELLITE TV (9.0%)
  43,400   Cablevision Systems Corp. (Class A)*....     2,538,900
  25,650   Cablevision Systems Corp. - Rainbow
            Media Group*...........................       661,770
 104,500   EchoStar Communications Corp.
            (Class A)*.............................     3,387,890
  52,300   Liberty Satellite & Technology, Inc.
            (Class A)*.............................       133,365
  98,000   Mediacom Communications Corp. *.........     1,372,000
                                                     ------------
                                                        8,093,925
                                                     ------------
           COMPUTER COMMUNICATIONS (2.4%)
  69,200   Juniper Networks, Inc.*.................     2,152,120
                                                     ------------
           COMPUTER PERIPHERALS (0.7%)
  43,400   Network Appliance, Inc.*................       594,580
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           DATA PROCESSING SERVICES (1.9%)
  43,350   Paychex, Inc............................  $  1,734,000
                                                     ------------
           ENGINEERING & CONSTRUCTION (1.0%)
 127,200   Spectrasite Holdings, Inc.*.............       920,928
                                                     ------------
           FINANCIAL PUBLISHING/ SERVICES (0.5%)
   9,300   SEI Investments Co......................       440,820
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (1.6%)
  53,300   Sapient Corp.*..........................       519,675
  53,900   StorageNetworks, Inc.*..................       915,761
                                                     ------------
                                                        1,435,436
                                                     ------------
           INTERNET RETAIL (0.8%)
  52,100   Amazon.com, Inc.*.......................       737,215
                                                     ------------
           INTERNET SOFTWARE/ SERVICES (15.0%)
  54,100   GoTo.com, Inc.*.........................     1,052,245
 125,000   Liberate Technologies, Inc.*............     1,368,750
  33,700   Openwave Systems Inc.*..................     1,169,390
 128,400   Siebel Systems, Inc.*...................     6,021,960
  44,900   VeriSign, Inc.*.........................     2,694,449
  16,143   webMethods, Inc.*.......................       341,909
  43,200   Yahoo! Inc.*............................       863,568
                                                     ------------
                                                       13,512,271
                                                     ------------
           INVESTMENT BANKS/ BROKERS (0.1%)
   4,100   Instinet Group, Inc.*...................        76,424
                                                     ------------
           INVESTMENT MANAGERS (2.1%)
  50,000   T. Rowe Price Group Inc.................     1,869,500
                                                     ------------
           MEDICAL DISTRIBUTORS (4.5%)
  53,000   Andrx Group *...........................     4,081,000
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES (1.4%)
  36,100   CheckFree Corp.*........................     1,266,027
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           OTHER CONSUMER SERVICES (7.5%)
  67,700   eBay, Inc.*.............................  $  4,636,773
  17,600   Expedia, Inc. (Class A)*................       820,160
  36,800   HomeStore.com, Inc.*....................     1,286,528
                                                     ------------
                                                        6,743,461
                                                     ------------
           PACKAGED SOFTWARE (1.8%)
  57,100   Rational Software Corp.*................     1,601,655
                                                     ------------
           PHARMACEUTICALS: OTHER (1.2%)
  27,700   Sepracor, Inc.*.........................     1,102,460
                                                     ------------
           SEMICONDUCTORS (12.6%)
  43,400   Altera Corp.*...........................     1,258,600
  50,800   Applied Micro Circuits Corp.*...........       873,760
  42,100   Elantec Semiconductor, Inc.*............     1,422,559
  85,600   Maxim Integrated Products, Inc.*........     3,784,376
  98,600   Xilinx, Inc.*...........................     4,066,264
                                                     ------------
                                                       11,405,559
                                                     ------------
           SPECIALTY STORES (3.7%)
 110,700   Bed Bath & Beyond Inc.*.................     3,321,000
                                                     ------------
           SPECIALTY TELECOMMUNICATIONS (1.5%)
 119,700   McLeodUSA Inc. (Class A)*...............       549,423
 119,300   Metromedia Fiber Network, Inc.
            (Class A)*.............................       243,372
  18,300   Time Warner Telecom Inc. (Class A)*.....       613,416
                                                     ------------
                                                        1,406,211
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (5.5%)
  64,700   American Tower Corp. (Class A)*.........     1,337,349

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  27,200   ONI Systems Corp.*......................  $    758,880
  45,100   Research In Motion Ltd. (Canada)*.......     1,454,475
  49,500   Sonus Neworks, Inc.*....................     1,156,320
  32,800   Sycamore Networks, Inc.*................       305,696
                                                     ------------
                                                        5,012,720
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $118,567,121)....................    88,134,157
                                                     ------------
PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (2.7%)
           REPURCHASE AGREEMENT
 $ 2,485   The Bank of New York 3.875% due 07/02/01
            (dated 06/29/01; proceeds
            $2,485,941)(a)
            (COST $2,485,406)......................  $  2,485,406
                                                     ------------

TOTAL INVESTMENTS
 (COST $121,052,527)(B)(B)..............    100.4%   90,619,563
LIABILITIES IN EXCESS OF OTHER ASSETS...     (0.4)     (376,518)
                                          -------  ------------
NET ASSETS..............................    100.0% $ 90,243,045
                                          =======  ============

---------------------------------------------------

   *    NON-INCOME PRODUCING SECURITY.
   (A) COLLATERALIZED BY $2,488,202 FEDERAL HOME LOAN MORTGAGE CORP. 6.875% DUE 09/15/10 VALUED AT $2,535,129.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $6,247,320 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $36,680,284, RESULTING IN NET UNREALIZED
        DEPRECIATION OF $30,432,964.

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON AND PREFERRED STOCKS (94.1%)
           AUSTRALIA (1.0%)
           LIFE/HEALTH INSURANCE
 125,000   Amp Ltd.................................  $  1,402,604
                                                     ------------
           BELGIUM (0.8%)
           BEVERAGES: ALCOHOLIC
  44,500   Interbrew...............................     1,194,989
                                                     ------------
           BRAZIL (0.2%)
           SPECIALTY TELECOMMUNICATIONS
  47,500   Embratel Participacoes S.A. (ADR)
            (Pref.)................................       355,300
                                                     ------------
           CANADA (1.6%)
           AEROSPACE & DEFENSE
 150,000   Bombardier, Inc. (Class B)..............     2,259,365
                                                     ------------
           CHINA (0.9%)
           ELECTRIC UTILITIES
 800,000   Huaneng Power International, Inc.
            (Class H)..............................       489,725
                                                     ------------
           MAJOR TELECOMMUNICATIONS
 450,000   China Unicom Ltd.*......................       781,700
                                                     ------------
           TOTAL CHINA.............................     1,271,425
                                                     ------------
           FINLAND (1.1%)
           PULP & PAPER
  70,000   Stora Enso Oyj..........................       761,421
                                                     ------------
           TELECOMMUNICATION EQUIPMENT
  40,600   Nokia Corp. (ADR) (Class A).............       894,824
                                                     ------------
           TOTAL FINLAND...........................     1,656,245
                                                     ------------
           FRANCE (4.9%)
           MEDIA CONGLOMERATES
  34,500   Vivendi Universal SA....................     2,018,551
                                                     ------------
           OIL REFINING/MARKETING
   9,422   Total Fina Elf SA.......................     1,324,327
                                                     ------------
           PHARMACEUTICALS: MAJOR
  30,000   Aventis S.A.............................     2,404,084
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           PUBLISHING: BOOKS/ MAGAZINES
  30,000   Lagardere S.C.A.........................  $  1,417,467
                                                     ------------
           TOTAL FRANCE............................     7,164,429
                                                     ------------
           GERMANY (4.5%)
           CHEMICALS: MAJOR DIVERSIFIED
  46,000   Bayer AG................................     1,798,177
                                                     ------------
           INDUSTRIAL CONGLOMERATES
  24,500   Siemens AG..............................     1,488,637
                                                     ------------
           MOTOR VEHICLES
  39,300   Volkswagen AG...........................     1,843,522
                                                     ------------
           MULTI-LINE INSURANCE
   5,200   Muenchener Rueckver AG (Registered
            Shares)................................     1,464,885
                                                     ------------
           TOTAL GERMANY...........................     6,595,221
                                                     ------------
           HONG KONG (1.4%)
           ELECTRIC UTILITIES
 241,200   CLP Holdings Ltd........................     1,011,146
                                                     ------------
           REAL ESTATE DEVELOPMENT
 500,000   Wharf (Holdings) Ltd. (The)*............     1,038,421
                                                     ------------
           TOTAL HONG KONG.........................     2,049,567
                                                     ------------
           IRELAND (1.4%)
           MAJOR BANKS
 207,300   Bank of Ireland.........................     2,061,113
                                                     ------------
           ITALY (1.5%)
           INTEGRATED OIL
 177,500   ENI SpA.................................     2,172,089
                                                     ------------
           JAPAN (11.9%)
           ELECTRIC UTILITIES
  40,000   Tokyo Electric Power Co.................     1,035,505
                                                     ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS
 120,000   NEC Corp................................     1,620,582
 135,000   Ricoh Co., Ltd..........................     2,910,555
                                                     ------------
                                                        4,531,137
                                                     ------------
           GAS DISTRIBUTORS
 300,000   Tokyo Gas Co., Ltd......................       911,277
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           INDUSTRIAL CONGLOMERATES
 240,000   Hitachi Ltd.............................  $  2,356,336
                                                     ------------
           INDUSTRIAL MACHINERY
  26,900   Fanuc, Ltd..............................     1,338,855
                                                     ------------
           INVESTMENT BANKS/BROKERS
  50,000   Nomura Securities Co., Ltd..............       957,762
                                                     ------------
           MAJOR TELECOMMUNICATIONS
     125   Nippon Telegraph & Telephone Corp. *....       651,198
                                                     ------------
           RECREATIONAL PRODUCTS
  41,000   Fuji Photo Film Co., Ltd................     1,767,893
 300,000   Konica Corp.............................     2,202,453
                                                     ------------
                                                        3,970,346
                                                     ------------
           SEMICONDUCTORS
   4,000   Rohm Co., Ltd...........................       621,303
                                                     ------------
           TELECOMMUNICATION EQUIPMENT
     200   KDDI Corp...............................       932,917
                                                     ------------
           TOTAL JAPAN.............................    17,306,636
                                                     ------------
           NETHERLANDS (3.2%)
           ELECTRONIC EQUIPMENT/ INSTRUMENTS
  75,160   Koninklijke (Royal) Philips Electronics
            NV.....................................     1,999,800
                                                     ------------
           FINANCIAL CONGLOMERATES
  27,000   ING Groep NV*...........................     1,771,323
                                                     ------------
           INDUSTRIAL SPECIALTIES
  20,000   Akzo Nobel NV...........................       849,800
                                                     ------------
           TOTAL NETHERLANDS.......................     4,620,923
                                                     ------------
           NORWAY (0.6%)
           INTEGRATED OIL
 112,500   Statoil ASA*............................       832,511
                                                     ------------
           SINGAPORE (0.4%)
           PUBLISHING: NEWSPAPERS
  50,000   Singapore Press Holdings Ltd............       548,246
                                                     ------------
NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           SPAIN (3.6%)
           AEROSPACE & DEFENSE
  40,000   Grupo Auxiliar Metalurgico, S.A. -
            Gamesa*................................  $    853,199
                                                     ------------
           ELECTRIC UTILITIES
  99,200   Union Electrica Fenosa, S.A.*...........     1,858,819
                                                     ------------
           HOTELS/RESORTS/CRUISELINES
  50,000   NH Hoteles S.A..........................       593,585
                                                     ------------
           MAJOR TELECOMMUNICATIONS
  32,535   Telefonica S.A. (ADR)*..................     1,211,604
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES
 130,500   Amadeus Global Travel Distribution S.A.
            (A Shares).............................       792,927
                                                     ------------
           TOTAL SPAIN.............................     5,310,134
                                                     ------------
           SWITZERLAND (2.9%)
           FOOD: MAJOR DIVERSIFIED
  10,000   Nestle S.A. (Registered Shares).........     2,128,727
                                                     ------------
           MAJOR BANKS
  15,000   UBS AG (Registered Shares)..............     2,152,410
                                                     ------------
           TOTAL SWITZERLAND.......................     4,281,137
                                                     ------------
           UNITED KINGDOM (5.3%)
           AEROSPACE & DEFENSE
 230,000   BAE Systems PLC.........................     1,107,296
                                                     ------------
           ELECTRIC UTILITIES
 219,900   Scottish & Southern Energy PLC..........     2,083,141
                                                     ------------
           FOOD: SPECIALTY/CANDY
 220,000   Cadbury Schweppes PLC...................     1,491,523
                                                     ------------
           INTEGRATED OIL
  25,256   BP PLC (ADR)............................     1,259,012
                                                     ------------
           PHARMACEUTICALS: MAJOR
  50,000   GlaxoSmithKline PLC.....................     1,413,900
                                                     ------------
           WIRELESS COMMUNICATIONS
 154,934   Vodafone Group PLC......................       345,021
                                                     ------------
           TOTAL UNITED KINGDOM....................     7,699,893
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           UNITED STATES (46.9%)
           AEROSPACE & DEFENSE
  63,000   Lockheed Martin Corp....................  $  2,334,150
                                                     ------------
           ALUMINUM
  50,000   Alcoa, Inc..............................     1,970,000
                                                     ------------
           APPAREL/FOOTWEAR RETAIL
  70,800   Gap, Inc. (The).........................     2,053,200
                                                     ------------
           BIOTECHNOLOGY
  43,800   Gilead Sciences, Inc.*..................     2,548,722
  45,900   Human Genome Sciences, Inc.*............     2,765,475
  39,200   Myriad Genetics, Inc.*..................     2,482,140
                                                     ------------
                                                        7,796,337
                                                     ------------
           COMPUTER COMMUNICATIONS
  91,100   Cisco Systems, Inc.*....................     1,658,020
                                                     ------------
           COMPUTER PROCESSING HARDWARE
  56,800   Hewlett-Packard Co......................     1,624,480
 102,000   Sun Microsystems, Inc...................     1,603,440
                                                     ------------
                                                        3,227,920
                                                     ------------
           DEPARTMENT STORES
 200,000   Saks, Inc.*.............................     1,920,000
                                                     ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS
  64,400   Rockwell International Corp.............     2,454,928
 250,000   Xerox Corp.*............................     2,392,500
                                                     ------------
                                                        4,847,428
                                                     ------------
           FINANCE/RENTAL/LEASING
  26,100   Fannie Mae..............................     2,222,415
                                                     ------------
           FINANCIAL CONGLOMERATES
  31,266   Citigroup, Inc..........................     1,652,096
  30,900   J.P. Morgan Chase & Co..................     1,378,140
                                                     ------------
                                                        3,030,236
                                                     ------------
           FOOD: MAJOR DIVERSIFIED
  54,600   General Mills, Inc......................     2,390,388
                                                     ------------
           HOUSEHOLD/PERSONAL CARE
  33,300   Colgate-Palmolive Co....................     1,964,367
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           INTEGRATED OIL
  27,626   Exxon Mobil Corp........................  $  2,413,131
  29,500   Phillips Petroleum Co...................     1,681,500
                                                     ------------
                                                        4,094,631
                                                     ------------
           MAJOR TELECOMMUNICATIONS
  90,000   Sprint Corp. (FON Group)................     1,922,400
                                                     ------------
           MANAGED HEALTH CARE
 103,000   Oxford Health Plans, Inc.*..............     2,945,800
                                                     ------------
           MEDIA CONGLOMERATES
  43,900   AOL Time Warner Inc.*...................     2,326,700
  70,800   Disney (Walt) Co. (The).................     2,045,412
                                                     ------------
                                                        4,372,112
                                                     ------------
           MEDICAL SPECIALTIES
  50,400   Baxter International, Inc...............     2,469,600
 105,740   Edwards Lifesciences Corp.*.............     2,787,306
                                                     ------------
                                                        5,256,906
                                                     ------------
           PHARMACEUTICALS: MAJOR
  32,400   American Home Products Corp.............     1,893,456
  30,700   Lilly (Eli) & Co........................     2,271,800
                                                     ------------
                                                        4,165,256
                                                     ------------
           PHARMACEUTICALS: OTHER
  32,600   Forest Laboratories, Inc.*..............     2,314,600
                                                     ------------
           SAVINGS BANKS
  37,000   Golden West Financial Corp..............     2,376,880
                                                     ------------
           SEMICONDUCTORS
  67,400   Intel Corp..............................     1,971,450
  44,000   Texas Instruments, Inc..................     1,386,000
                                                     ------------
                                                        3,357,450
                                                     ------------
           SPECIALTY STORES
  72,000   Bed Bath & Beyond Inc.*.................     2,160,000
                                                     ------------
           TOTAL UNITED STATES.....................    68,380,496
                                                     ------------
           TOTAL COMMON AND PREFERRED STOCKS
            (COST $125,684,510)....................   137,162,323
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           SHORT-TERM INVESTMENT (5.9%)
           REPURCHASE AGREEMENT
$  8,580   Joint repurchase agreement account
            4.057% due 07/02/01 (dated 06/29/01;
            proceeds $8,581,934)(a)
            (COST $8,580,000)......................  $  8,580,000
                                                     ------------

TOTAL INVESTMENTS
 (COST $134,264,510)(B).................    100.0%  145,742,323
OTHER ASSETS IN EXCESS OF LIABILITIES...      0.0        10,368
                                          -------  ------------
NET ASSETS..............................    100.0% $145,752,691
                                          =======  ============

---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   (A)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $20,367,028 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $8,889,215, RESULTING IN NET UNREALIZED APPRECIATION OF $11,477,813.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2001:
      CONTRACTS                        IN EXCHANGE                    DELIVERY                     UNREALIZED
     TO DELIVER                            FOR                          DATE                      DEPRECIATION
----------------------------------------------------------------------------------------------------------------
     $   709,250                      CHF 1,265,656                   07/02/01                      $(3,952)
     EUR 805,482                      $     681,276                   07/03/01                       (3,222)
                                                                                                    -------
      Total unrealized depreciation............................................                     $(7,174)
                                                                                                    =======

CURRENCY ABBREVIATIONS:

CHF  Swiss Franc.
EUR  Euro.

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
SUMMARY OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Aerospace & Defense.....................  $  6,554,009       4.5%
Aluminum................................     1,970,000       1.4
Apparel/Footwear Retail.................     2,053,200       1.4
Beverages: Alcoholic....................     1,194,989       0.8
Biotechnology...........................     7,796,337       5.4
Chemicals: Major Diversified............     1,798,177       1.2
Computer Communications.................     1,658,020       1.1
Computer Processing Hardware............     3,227,920       2.2
Department Stores.......................     1,920,000       1.3
Electric Utilities......................     6,478,336       4.5
Electronic Equipment/ Instruments.......    11,378,365       7.8
Finance/Rental/Leasing..................     2,222,415       1.5
Financial Conglomerates.................     4,801,559       3.3
Food: Major Diversified.................     4,519,115       3.1
Food: Specialty/Candy...................     1,491,523       1.0
Gas Distributors........................       911,277       0.6
Hotels/Resorts/Cruiselines..............       593,585       0.4
Household/Personal Care.................     1,964,367       1.4
Industrial Conglomerates................     3,844,973       2.6
Industrial Machinery....................     1,338,856       0.9
Industrial Specialties..................       849,800       0.6
Integrated Oil..........................     8,358,243       5.7
Investment Banks/Brokers................       967,762       0.7
Life/Health Insurance...................     1,402,604       1.0
Major Banks.............................     4,213,524       2.9
Major Telecommunications................     4,566,902       3.1
Managed Health Care.....................     2,945,800       2.0
Media Conglomerates.....................     6,390,663       4.4
Medical Specialties.....................     5,256,906       3.6

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Miscellaneous Commercial Services.......  $    792,927       0.6%
Motor Vehicles..........................     1,843,522       1.3
Multi-Line Insurance....................     1,464,885       1.0
Oil Refining/Marketing..................     1,324,327       0.9
Pharmaceuticals: Major..................     7,983,240       5.5
Pharmaceuticals: Other..................     2,314,600       1.6
Publishing: Books/Magazines.............     1,417,466       1.0
Publishing: Newspapers..................       548,246       0.4
Pulp & Paper............................       761,421       0.5
Real Estate Development.................     1,036,422       0.7
Recreational Products...................     3,970,345       2.7
Savings Banks...........................     2,376,880       1.6
Semiconductors..........................     3,978,753       2.7
Specialty Stores........................     2,160,000       1.5
Specialty Telecommunications............       355,300       0.2
Telecommunication Equipment.............     1,827,741       1.3
Wireless Communications.................       345,021       0.2
Repurchase Agreement....................     8,580,000       5.9
                                          ------------   -------
                                          $145,742,323     100.0%
                                          ============   =======

TYPE OF INVESTMENT

------------------------------------------------------------------

Common Stocks...........................  $137,162,323      94.1%
Short-Term Investments..................     8,580,000       5.9
                                          ------------   -------
                                          $145,742,323     100.0%
                                          ============   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON AND PREFERRED STOCKS (96.0%)
           ADVERTISING/MARKETING SERVICES (1.3%)
  23,500   Lamar Advertising Co.*..................  $  1,034,000
  10,600   R.H. Donnelley Corp.*...................       339,200
                                                     ------------
                                                        1,373,200
                                                     ------------
           AEROSPACE & DEFENSE (1.4%)
  45,900   BE Aerospace, Inc.*.....................       874,395
   9,200   Embraer Aircraft Corp. (ADR) (Pref.)
            (Brazil)...............................       359,260
   4,540   L-3 Communications Holdings, Inc.*......       346,402
                                                     ------------
                                                        1,580,057
                                                     ------------
           ALTERNATIVE POWER GENERATION (0.3%)
  20,300   Covanta Energy Corporation*.............       374,738
                                                     ------------
           APPAREL/FOOTWEAR (1.5%)
  21,800   Coach, Inc.*............................       829,490
  25,000   Reebok International Ltd.*..............       798,750
                                                     ------------
                                                        1,628,240
                                                     ------------
           BIOTECHNOLOGY (3.0%)
  14,200   Alkermes, Inc.*.........................       498,420
  23,700   Charles River Laboratories
            International, Inc.*...................       823,575
  14,000   Genzyme Corp. (General Division)*.......       854,000
  14,800   ImmunoGen, Inc.*........................       296,000
  26,700   Titan Pharmaceuticals, Inc.*............       801,267
                                                     ------------
                                                        3,273,262
                                                     ------------
           BROADCASTING (2.5%)
  46,500   Radio One, Inc. (Class A)*..............     1,069,500
  43,900   USA Networks, Inc.*.....................     1,237,541
  12,700   Westwood One, Inc.*.....................       467,995
                                                     ------------
                                                        2,775,036
                                                     ------------
           CABLE/SATELLITE TV (1.1%)
  21,600   Cablevision Systems Corp. - Rainbow
            Media Corp. (Class A)*.................       557,280

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  45,800   Mediacom Communications Corp. *.........  $    641,200
                                                     ------------
                                                        1,198,480
                                                     ------------
           CASINO/GAMING (0.7%)
  15,900   GTECH Holdings Corp.*...................       564,609
   7,600   MGM Mirage Inc.*........................       227,696
                                                     ------------
                                                          792,305
                                                     ------------
           CHEMICALS: SPECIALTY (0.4%)
  11,500   Sigma-Aldrich Corp......................       444,130
                                                     ------------
           COMPUTER COMMUNICATIONS (1.4%)
  17,300   Extreme Networks, Inc.*.................       510,350
  30,900   Finisar Corp.*..........................       577,212
  22,700   McDATA Corp. (Class B)*.................       495,768
                                                     ------------
                                                        1,583,330
                                                     ------------
           COMPUTER PERIPHERALS (0.6%)
  15,100   Avid Technology, Inc.*..................       237,070
  28,600   Intergraph Corp.*.......................       440,440
                                                     ------------
                                                          677,510
                                                     ------------
           CONTRACT DRILLING (0.7%)
  17,500   Global Marine, Inc.*....................       326,025
  11,000   Nabors Industries, Inc.*................       409,200
                                                     ------------
                                                          735,225
                                                     ------------
           DATA PROCESSING SERVICES (1.9%)
  20,600   Concord EFS, Inc.*......................     1,071,406
  15,600   Fiserv, Inc.*...........................       998,088
                                                     ------------
                                                        2,069,494
                                                     ------------
           DEPARTMENT STORES (0.6%)
  24,900   Penney (J.C.) Co., Inc..................       656,364
                                                     ------------
           DISCOUNT STORES (0.6%)
  12,200   BJ's Wholesale Club, Inc.*..............       649,772
                                                     ------------
           DRUGSTORE CHAINS (0.6%)
  20,300   Duane Reade, Inc.*......................       659,750
                                                     ------------
           ELECTRIC UTILITIES (3.0%)
   7,273   Allegheny Energy, Inc...................       350,922

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  10,300   Aquila, Inc.*...........................  $    253,895
  20,900   Mirant Corp.*...........................       718,960
  37,500   Orion Power Holdings, Inc.*.............       892,875
   6,400   Reliant Resources Inc.*.................       158,080
  31,000   Xcel Energy, Inc........................       881,950
                                                     ------------
                                                        3,256,682
                                                     ------------
           ELECTRICAL PRODUCTS (0.5%)
  16,400   C&D Technologies, Inc...................       508,400
                                                     ------------
           ELECTRONIC COMPONENTS (1.8%)
  10,000   Flextronics International, Ltd.
            (Singapore)*...........................       261,100
   5,800   NVIDIA Corp.*...........................       537,950
  50,200   Pemstar, Inc.*..........................       736,936
  74,400   Read-Rite Corp.*........................       390,600
                                                     ------------
                                                        1,926,586
                                                     ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (1.4%)
  15,400   Exfo Electro-Optical Engineering Inc.
            (Canada)*..............................       248,710
  23,000   PerkinElmer, Inc........................       633,190
  25,700   SCI Systems, Inc.*......................       655,350
                                                     ------------
                                                        1,537,250
                                                     ------------
           ELECTRONIC PRODUCTION EQUIPMENT (3.9%)
  18,600   Celestica, Inc.*........................       957,900
  81,900   ChipPac Inc.*...........................       855,036
   7,900   KLA-Tencor Corp.*.......................       461,913
  18,700   Lam Research Corp.*.....................       554,455
   9,700   Novellus Systems, Inc.*.................       550,863
   6,900   Synopsys, Inc.*.........................       333,891
  22,500   Ultratech Stepper, Inc..................       577,125
                                                     ------------
                                                        4,291,183
                                                     ------------
           ELECTRONICS/APPLIANCE STORES (0.4%)
  13,900   Electronics Boutique Holdings Corp.*....       441,325
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           ENGINEERING & CONSTRUCTION (3.4%)
  15,500   EMCOR Group, Inc.*......................  $    560,325
   9,700   Fluor Corp..............................       437,955
  19,200   Granite Construction Inc................       488,064
  48,700   Insituform Technologies, Inc.
            (Class A)*.............................     1,777,550
  22,300   Quanta Services, Inc.*..................       491,492
                                                     ------------
                                                        3,755,386
                                                     ------------
           ENVIRONMENTAL SERVICES (1.0%)
  30,300   Allied Waste Industries, Inc.*..........       566,004
  15,900   Waste Connections, Inc.*................       572,400
                                                     ------------
                                                        1,138,404
                                                     ------------
           FINANCIAL CONGLOMERATES (0.3%)
   5,300   Investors Financial Services Corp.......       355,100
                                                     ------------
           FINANCIAL PUBLISHING/ SERVICES (2.1%)
   8,400   McGraw-Hill Companies, Inc. (The).......       555,660
  13,800   Moody's Corp............................       462,300
   9,500   SEI Investments Co......................       450,300
  28,000   SunGard Data Systems Inc.*..............       840,280
                                                     ------------
                                                        2,308,540
                                                     ------------
           FOOD: SPECIALTY/ CANDY (0.4%)
  15,100   Earthgrains Co..........................       392,600
                                                     ------------
           GAS DISTRIBUTORS (1.6%)
  21,800   Energen Corp............................       601,680
  11,600   Kinder Morgan, Inc......................       582,900
  19,900   Sempra Energy...........................       544,066
                                                     ------------
                                                        1,728,646
                                                     ------------
           HOSPITAL/NURSING MANAGEMENT (3.9%)
  21,300   Community Health Care*..................       628,350
  26,300   Health Management Associates, Inc.
            (Class A)*.............................       553,352

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  19,800   LifePoint Hospitals, Inc.*..............  $    876,744
  32,100   Manor Care, Inc.*.......................     1,019,175
  15,200   Tenet Healthcare Corp.*.................       784,168
  16,800   United Surgical Partners International,
            Inc.*..................................       403,200
                                                     ------------
                                                        4,264,989
                                                     ------------
           INDUSTRIAL SPECIALTIES (0.5%)
   9,000   Cabot Microelectronics Corp.*...........       558,000
                                                     ------------
           INTERNET SOFTWARE/ SERVICES (3.3%)
  24,500   Agile Software Co.*.....................       416,500
  39,800   Digex, Inc.*............................       517,400
 115,900   Exodus Communications, Inc.*............       238,754
  10,700   Internet Security Systems, Inc.*........       519,592
  23,600   Openwave Systems Inc.*..................       818,920
  25,200   Register.com, Inc.*.....................       390,348
  28,500   SonicWALL, Inc.*........................       718,485
                                                     ------------
                                                        3,619,999
                                                     ------------
           INVESTMENT BANKS/ BROKERS (0.4%)
  23,500   Instinet Group, Inc.*...................       438,040
                                                     ------------
           MANAGED HEALTH CARE (1.7%)
  73,900   Caremark Rx, Inc.*......................     1,215,655
  14,500   RightCHOICE Managed Care, Inc.*.........       643,800
                                                     ------------
                                                        1,859,455
                                                     ------------
           MARINE SHIPPING (0.1%)
   3,500   Tidewater, Inc..........................       131,950
                                                     ------------
           MEDICAL DISTRIBUTORS (1.1%)
  21,800   AmeriSource Health Corp. (Class A)*.....     1,205,540
                                                     ------------
           MEDICAL SPECIALTIES (2.6%)
  33,600   American Medical Systems Holdings,
            Inc.*..................................       515,760
  53,700   Cytyc Corp.*............................     1,237,785

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   9,300   St. Jude Medical, Inc.*.................  $    558,000
   9,200   Stryker Corp............................       504,620
                                                     ------------
                                                        2,816,165
                                                     ------------
           MEDICAL/NURSING SERVICES (1.7%)
  45,000   DaVita, Inc.*...........................       914,850
  32,800   Lincare Holdings, Inc.*.................       984,328
                                                     ------------
                                                        1,899,178
                                                     ------------
           METAL FABRICATIONS (2.1%)
  41,500   Precision Castparts Corp................     1,552,930
  17,700   Shaw Group Inc. (The)*..................       709,770
                                                     ------------
                                                        2,262,700
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.1%)
  70,000   ProsoftTraining.com*....................        87,500
                                                     ------------
           MISCELLANEOUS MANUFACTURING (0.7%)
  18,300   Mettler-Toledo International Inc.*......       791,475
                                                     ------------
           MOVIES/ ENTERTAINMENT (0.6%)
  32,700   Crown Media Holdings, Inc.
            (Class A)*.............................       606,585
                                                     ------------
           OIL & GAS PRODUCTION (1.8%)
  32,800   Cabot Oil & Gas Corp. (Class A).........       800,320
  12,600   Mitchell Energy & Development Corp.
            (Class A)..............................       582,750
  14,200   Spinnaker Exploration Co.*..............       566,012
                                                     ------------
                                                        1,949,082
                                                     ------------
           OILFIELD SERVICES/ EQUIPMENT (1.3%)
  20,400   BJ Services Co.*........................       578,952
   8,700   Hanover Compressor Co.*.................       287,883
  20,700   National-Oilwell, Inc.*.................       554,760
                                                     ------------
                                                        1,421,595
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           OTHER CONSUMER SERVICES (2.1%)
  17,200   Apollo Group, Inc. (Class A)*...........  $    730,140
  12,700   Homestore.com, Inc.*....................       443,992
  71,400   Service Corp. International*............       454,104
  44,700   Ticketmaster Online - Citysearch, Inc.
            (Series B)*............................       661,560
                                                     ------------
                                                        2,289,796
                                                     ------------
           PACKAGED SOFTWARE (6.3%)
  42,400   BMC Software, Inc.*.....................       955,696
   6,700   Cadence Design Systems, Inc.*...........       124,821
  73,500   Informix Corp.*.........................       429,240
  10,500   Macrovision Corp.*......................       719,250
  28,300   Peregrine Systems, Inc.*................       820,700
  31,600   Precise Software Solutions Ltd.*........       970,120
  13,400   QLogic Corp.*...........................       863,630
  23,500   Rational Software Corp.*................       659,175
  13,400   Remedy Corp.*...........................       466,320
   5,900   Simplex Solutions Inc.*.................       134,048
  20,500   Synplicity, Inc.*.......................       205,205
  15,600   Ulticom, Inc.*..........................       527,280
                                                     ------------
                                                        6,875,485
                                                     ------------
           PHARMACEUTICALS: GENERIC DRUGS (0.5%)
   7,800   Barr Laboratories, Inc.*................       549,198
                                                     ------------
           PHARMACEUTICALS: OTHER (1.8%)
   5,100   Allergan, Inc...........................       436,050
  21,181   Biovail Corp. (Canada)*.................       921,374
   7,900   Forest Laboratories, Inc.*..............       560,900
                                                     ------------
                                                        1,918,324
                                                     ------------
           PROPERTY - CASUALTY INSURERS (1.4%)
  12,600   Everest Re Group, Ltd. (Bermuda)........       942,480
   7,700   RenaissanceRe Holdings Ltd. (Bermuda)...  $    570,570
                                                     ------------
                                                        1,513,050
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           PUBLISHING: BOOKS/ MAGAZINES (0.3%)
   8,400   Scholastic Corp.*.......................       378,000
                                                     ------------
           RAILROADS (0.8%)
  22,500   Canadian Pacific Ltd. (Canada)..........       871,875
                                                     ------------
           RECREATIONAL PRODUCTS (3.1%)
  22,200   Electronic Arts Inc.*...................     1,285,380
  11,000   International Game Technology*..........       690,250
  32,000   Take-Two Interactive Software, Inc.*....       593,600
  13,100   THQ, Inc.*..............................       781,153
                                                     ------------
                                                        3,350,383
                                                     ------------
           RESTAURANTS (0.3%)
  15,900   AFC Enterprises, Inc.*..................       304,485
                                                     ------------
           SEMICONDUCTORS (1.1%)
  13,700   Advanced Micro Devices, Inc.*...........       395,656
   7,500   Fairchild Semiconductor Corp.
            (Class A)*.............................       172,500
  21,000   MIPS Technologies, Inc. (Class B)*......       201,600
  36,200   Oak Technology, Inc.*...................       383,358
                                                     ------------
                                                        1,153,114
                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (3.5%)
  23,500   Covance, Inc.*..........................       532,275
  29,800   Express Scripts, Inc. (Class A)*........     1,639,894
  15,900   Quest Diagnostics Inc.*.................     1,190,115
  17,000   Quintiles Transnational Corp.*..........       429,250
                                                     ------------
                                                        3,791,534
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           SPECIALTY INSURANCE (0.9%)
   6,800   MGIC Investment Corp....................  $    493,952
   7,300   PMI Group, Inc. (The)...................       530,418
                                                     ------------
                                                        1,024,370
                                                     ------------
           SPECIALTY STORES (0.9%)
  34,500   Bed Bath & Beyond Inc.*.................     1,035,000
                                                     ------------
           SPECIALTY TELECOMMUNICATIONS (1.4%)
  71,400   FLAG Telecom Holdings Ltd. (Bermuda)*...       249,900
  25,400   Intrado Inc.*...........................       436,118
 108,200   McLeodUSA Inc. (Class A)*...............       496,638
  11,500   Time Warner Telecom Inc. (Class A)*.....       385,480
                                                     ------------
                                                        1,568,136
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (5.0%)
  58,400   ADC Telecommunications, Inc.*...........       385,440
  16,400   Andrew Corp.*...........................       302,580
   5,700   Comverse Technology, Inc.*..............       328,434
  36,300   Microtune, Inc.*........................       798,600
  32,000   Polycom, Inc.*..........................       738,880
  10,600   Scientific-Atlanta, Inc.................       430,360
  98,400   ViaSat, Inc.*...........................     2,349,792
                                                     ------------
                                                        5,334,086
                                                     ------------
           TOBACCO (1.0%)
  20,400   RJ Reynolds Tobacco Holdings, Inc.......     1,113,840
                                                     ------------
           WHOLESALE DISTRIBUTORS (0.6%)
  21,400   Fisher Scientific International,
            Inc.*..................................       620,600
                                                     ------------
           WIRELESS COMMUNICATIONS (4.7%)
  35,800   AirGate PCS, Inc.*......................     1,861,600
  34,600   Dobson Communications Corp.
            (Class A)*.............................  $    589,930

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  35,500   TeleCorp PCS, Inc. (Class A)*...........       687,635
 137,900   UbiquiTel, Inc.*........................     1,048,040
  23,000   Western Wireless Corp. (Class A)*.......       989,000
                                                     ------------
                                                        5,176,205
                                                     ------------
           TOTAL COMMON AND PREFERRED STOCKS
            (COST $104,745,508)....................   104,890,729
                                                     ------------
PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (5.1%)
           REPURCHASE AGREEMENT
 $ 5,632   Joint repurchase agreement account
            4.057% due 07/02/01 (dated 06/29/01;
            proceeds $5,633,905)(a)
            (COST $5,632,000)......................     5,632,000
                                                     ------------

TOTAL INVESTMENTS
 (COST $110,377,508)(B).................    101.1%  110,522,729
LIABILITIES IN EXCESS OF OTHER ASSETS...     (1.1)   (1,204,705)
                                          -------  ------------
NET ASSETS..............................    100.0% $109,318,024
                                          =======  ============

---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   (A)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $11,374,148 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $11,228,927, RESULTING IN NET UNREALIZED APPRECIATION OF $145,221.

                       SEE NOTES TO FINANCIAL STATEMENTS

Emerging Markets
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

NUMBER OF
  SHARES                                                 VALUE

-----------------------------------------------------------------

            COMMON AND PREFERRED STOCKS (96.3%)
            ARGENTINA (0.7%)
            STEEL
    45,290  Siderca S.A.I.C.........................  $    87,898
                                                      -----------
            BRAZIL (9.9%)
            AEROSPACE & DEFENSE
     2,980  Embraer Aircraft Corp. (ADR) (Pref.)....      116,369
                                                      -----------
            BEVERAGES: ALCOHOLIC
     9,321  Companhia de Bebidas das Americas
             (ADR)..................................      215,781
                                                      -----------
            FOOD RETAIL
     2,860  Companhia Brasileira de Distribuicao
             Grupo Pao de Acucar (ADR)..............       66,381
                                                      -----------
            INTEGRATED OIL
     7,140  Petroleo Brasileiro S.A. (ADR)*.........      185,640
     3,905  Petroleo Brasileiro S.A. (Pref.)........       91,117
                                                      -----------
                                                          276,757
                                                      -----------
            MAJOR TELECOMMUNICATIONS
     2,245  Telecomunicacoes Brasileiras S.A. -
             Telebras (ADR).........................      104,954
                                                      -----------
            OTHER METALS/MINERALS
     3,740  Companhia Vale do Rio Doce (Pref.)
             (Class A) *............................       86,133
     3,200  Companhia Vale do Rio Doce S.A.
             (ADR)*.................................       73,440
     5,000  Companhia Vale do Rio Doce S.A.
             (Debentures)*..........................           --
                                                      -----------
                                                          159,573
                                                      -----------
            REGIONAL BANKS
   879,369  Banco Itau S.A. (Pref.).................       75,755
     2,770  Uniao de Bancos Brasileiros S.A.
             (GDR)..................................       70,496
                                                      -----------
                                                          146,251
                                                      -----------

NUMBER OF
  SHARES                                                 VALUE

-----------------------------------------------------------------

            SPECIALTY TELECOMMUNICATIONS
     5,572  Tele Norte Leste Participacoes S.A.
             (ADR) (Pref.)..........................  $    85,029
                                                      -----------
            TOTAL BRAZIL............................    1,171,095
                                                      -----------
            CAYMAN ISLANDS (0.9%)
            INVESTMENT TRUSTS/MUTUAL FUNDS
     8,093  Formosa Growth Fund Ltd.*...............      103,348
                                                      -----------
            CHILE (2.5%)
            BEVERAGES: ALCOHOLIC
     2,760  Compania Cervecerias Unidas S.A.
             (ADR)..................................       60,720
                                                      -----------
            BEVERAGES: NON-ALCOHOLIC
     2,930  Embotelladora Andina S.A. (Series A)
             (ADR)..................................       39,496
                                                      -----------
            MAJOR TELECOMMUNICATIONS
    14,098  Cia de Telecommunicaciones de Chile S.A.
             (ADR)*.................................      198,500
                                                      -----------
            TOTAL CHILE.............................      298,716
                                                      -----------
            CHINA (5.2%)
            ELECTRIC UTILITIES
   438,000  Huaneng Power International, Inc.
             (Class H)..............................      268,124
                                                      -----------
            INTEGRATED OIL
 1,644,000  PetroChina Co. Ltd. (Class H)...........      341,433
                                                      -----------
            TOTAL CHINA.............................      609,557
                                                      -----------
            GREECE (3.4%)
            CONSTRUCTION MATERIALS
     1,280  Titan Cement Co. S.A....................       41,922
                                                      -----------
            INTEGRATED OIL
     5,550  Hellenic Petroleum S.A..................       30,468
                                                      -----------
            MAJOR BANKS
     2,926  National Bank of Greece S.A.............       86,978
                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Emerging Markets
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                 VALUE

-----------------------------------------------------------------

            MAJOR TELECOMMUNICATIONS
     7,902  Hellenic Telecommunication Organization
             S.A....................................  $   103,681
                                                      -----------
            REGIONAL BANKS
     4,612  Alpha Bank A. E.........................       97,198
                                                      -----------
            TELECOMMUNICATION EQUIPMENT
     2,733  Intracom S.A............................       39,901
                                                      -----------
            TOTAL GREECE............................      400,148
                                                      -----------
            HONG KONG (6.9%)
            COMPUTER PROCESSING HARDWARE
   566,000  Legend Holdings Ltd.....................      313,828
                                                      -----------
            MISCELLANEOUS COMMERCIAL SERVICES
   112,500  Cosco Pacific Ltd.......................       74,276
                                                      -----------
            WIRELESS COMMUNICATIONS
    82,000  China Mobile Ltd.*......................      432,060
                                                      -----------
            TOTAL HONG KONG.........................      820,164
                                                      -----------
            HUNGARY (1.7%)
            MAJOR TELECOMMUNICATIONS
    13,050  Magyar Tavkozlesi RT....................       38,440
     3,200  Magyar Tavkozlesi RT (ADR)..............       47,840
                                                      -----------
                                                           86,280
                                                      -----------
            REGIONAL BANKS
     2,130  OTP Bank RT.............................      111,003
                                                      -----------
            TOTAL HUNGARY...........................      197,283
                                                      -----------
            INDIA (4.4%)
            MAJOR TELECOMMUNICATIONS
    33,825  Videsh Sanchar Nigam Ltd. (ADR).........      453,255
                                                      -----------

NUMBER OF
  SHARES                                                 VALUE

-----------------------------------------------------------------

            SPECIALTY TELECOMMUNICATIONS
    12,200  Mahanagar Telephone Nigam Ltd. (GDR)....  $    68,320
                                                      -----------
            TOTAL INDIA.............................      521,575
                                                      -----------
            ISRAEL (3.8%)
            AEROSPACE & DEFENSE
     5,721  Elbit Systems Ltd.......................       90,083
                                                      -----------
            MAJOR BANKS
    25,550  Bank Hapoalim Ltd.......................       62,581
    21,400  Bank Leumi Le-Israel....................       43,031
                                                      -----------
                                                          105,612
                                                      -----------
            MAJOR TELECOMMUNICATIONS
    31,410  Bezeq Israeli Telecommunication Corp.,
             Ltd....................................       47,124
                                                      -----------
            PHARMACEUTICALS: OTHER
     3,000  Teva Pharmaceutical Industries Ltd.
             (ADR)..................................      186,900
                                                      -----------
            TELECOMMUNICATION EQUIPMENT
     2,880  ECI Telecom Ltd.........................       14,400
                                                      -----------
            TOTAL ISRAEL............................      444,119
                                                      -----------
            MEXICO (16.3%)
            BEVERAGES: ALCOHOLIC
    73,500  Grupo Modelo S.A. de C.V. (Series C)....      198,429
                                                      -----------
            BEVERAGES: NON-ALCOHOLIC
     3,930  Fomento Economico Mexicano, S.A. de C.V.
             (ADR)..................................      168,243
                                                      -----------
            BROADCASTING
     3,280  Grupo Televisa S.A. (GDR)*..............      131,233
                                                      -----------
            CONSTRUCTION MATERIALS
     4,662  Cemex S.A. de C.V. (ADR)................      123,543
                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Emerging Markets
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                 VALUE

-----------------------------------------------------------------

            MAJOR TELECOMMUNICATIONS
    12,130  Telefonos de Mexico S.A. de C.V. (Series
             L) (ADR)...............................  $   425,642
                                                      -----------
            REGIONAL BANKS
    44,568  Grupo Financiero Banamex Accival, SA de
             C.V. (O Shares)*.......................      115,636
   146,602  Grupo Financiero BBVA Bancomer, S.A. de
             C.V. (O Shares)........................      145,499
                                                      -----------
                                                          261,135
                                                      -----------
            SPECIALTY STORES
   118,764  Wal-Mart de Mexico S.A. de C.V. (Series
             C)*....................................      291,588
                                                      -----------
            WIRELESS COMMUNICATIONS
    15,442  America Movil S.A. de C.V. (Series L)
             (ADR)..................................      322,120
                                                      -----------
            TOTAL MEXICO............................    1,921,933
                                                      -----------
            POLAND (1.4%)
            ELECTRICAL PRODUCTS
    12,400  Elektrim Spolka Akcyjna S.A.............       79,372
                                                      -----------
            MAJOR TELECOMMUNICATIONS
    11,900  Telekomunikacja Polska S.A. (ADR) -
             144A**.................................       53,380
                                                      -----------
            REGIONAL BANKS
     1,198  BRE Bank S.A............................       28,167
                                                      -----------
            TOTAL POLAND............................      160,919
                                                      -----------
            RUSSIA (1.5%)
            ELECTRIC UTILITIES
     2,325  Unified Energy Systems (ADR)............       26,229
                                                      -----------
            INTEGRATED OIL
     1,625  Lukoil Holding Co. (ADR)................       81,555
                                                      -----------
            OIL & GAS PRODUCTION
     4,175  Surgutneftegaz (ADR)....................       53,095
                                                      -----------

NUMBER OF
  SHARES                                                 VALUE

-----------------------------------------------------------------

            SPECIALTY TELECOMMUNICATIONS
     2,500  Rostelecom (ADR)........................  $    13,125
                                                      -----------
            TOTAL RUSSIA............................      174,004
                                                      -----------
            SOUTH AFRICA (11.6%)
            BEVERAGES: ALCOHOLIC
    12,072  South African Breweries PLC.............       91,459
                                                      -----------
            LIFE/HEALTH INSURANCE
    13,610  Liberty Group Ltd.......................       98,209
   125,010  Sanlam Ltd..............................      170,787
                                                      -----------
                                                          268,996
                                                      -----------
            OTHER METALS/MINERALS
    19,760  Anglo American PLC......................      293,519
                                                      -----------
            PRECIOUS METALS
     6,065  Anglo American Platinum Corporation
             Ltd....................................      270,423
     2,076  Anglogold Ltd...........................       76,062
                                                      -----------
                                                          346,485
                                                      -----------
            REAL ESTATE DEVELOPMENT
     5,577  Liberty International PLC...............       42,113
                                                      -----------
            REGIONAL BANKS
    13,880  Nedcor Investment Bank Holdings.........        5,172
     9,488  Nedcor Ltd..............................      186,187
                                                      -----------
                                                          191,359
                                                      -----------
            SPECIALTY TELECOMMUNICATIONS
    18,750  Johnnic Holdings Ltd....................      139,025
                                                      -----------
            TOTAL SOUTH AFRICA......................    1,372,956
                                                      -----------
            SOUTH KOREA (16.3%)
            MAJOR BANKS
    26,422  Kookmin Bank............................      353,848
                                                      -----------
            MAJOR TELECOMMUNICATIONS
     4,800  Korea Telecom Corp......................      191,558
    13,870  Korea Telecom Corp. (ADR)...............      304,862
                                                      -----------
                                                          496,420
                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Emerging Markets
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                 VALUE

-----------------------------------------------------------------

            SEMICONDUCTORS
     1,288  Samsung Electronic Co...................  $   189,790
                                                      -----------
            STEEL
     5,610  Pohang Iron & Steel Co., Ltd............      447,767
                                                      -----------
            WIRELESS COMMUNICATIONS
     3,000  SK Telecom Co., Ltd.....................      440,906
                                                      -----------
            TOTAL SOUTH KOREA.......................    1,928,731
                                                      -----------
            TAIWAN (7.3%)
            COMPUTER PROCESSING HARDWARE
    37,858  Acer Inc. (GDR).........................      126,067
    26,653  Asustek Computer Inc. (GDR).............      114,606
       151  Asustek Computer Inc.
             (GDR) - 144A**.........................          650
                                                      -----------
                                                          241,323
                                                      -----------
            SEMICONDUCTORS
    40,967  Taiwan Semiconductor Manufacturing Co.,
             Ltd. (ADR)*............................      622,286
                                                      -----------
            TOTAL TAIWAN............................      863,609
                                                      -----------
            TURKEY (2.2%)
            CONSTRUCTION MATERIALS
 3,441,600  Akcansa Cimento A.S.....................       19,897
                                                      -----------
            ELECTRONICS/APPLIANCES
 4,702,500  Arcelik A.S.............................       37,657
     6,703  Vestel Elektronik Sanayi ve Ticaret A.S.
             (GDR) - 144A** *.......................       16,421
                                                      -----------
                                                           54,078
                                                      -----------

NUMBER OF
  SHARES                                                 VALUE

-----------------------------------------------------------------

            FOOD RETAIL
   664,300  Migros Turk T.A.S.......................  $    40,481
                                                      -----------
            REGIONAL BANKS
 8,242,000  Akbank T.A.S............................       33,483
 8,988,512  Turkiye Is Bankasi (C Shares)...........       62,498
15,746,550  Yapi ve Kredi Bankasi A.S.*.............       47,978
                                                      -----------
                                                          143,959
                                                      -----------
            TOTAL TURKEY............................      258,415
                                                      -----------
            VENEZUELA (0.3%)
            MAJOR TELECOMMUNICATIONS
     1,530  Compania Anonima Nacional Telefonos de
             Venezuela (CANTV) (ADR) (Class D)......       35,863
                                                      -----------

TOTAL INVESTMENTS
 (COST $12,591,264)(A)..................     96.3%   11,370,333
OTHER ASSETS IN EXCESS OF LIABILITIES...      3.7       440,591
                                          -------   -----------
NET ASSETS..............................    100.0%  $11,810,924
                                          =======   ===========

---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   GDR  GLOBAL DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   (A) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,539,965 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,760,896, RESULTING IN NET UNREALIZED DEPRECIATION OF $1,220,931.

                       SEE NOTES TO FINANCIAL STATEMENTS

Emerging Markets
SUMMARY OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS
--------                                  -----------  ----------
Aerospace & Defense.....................  $   206,452        1.7%
Beverages: Alcoholic....................      566,389        4.8
Beverages: Non-Alcoholic................      207,740        1.8
Broadcasting............................      131,233        1.1
Computer Processing Hardware............      555,151        4.7
Construction Materials..................      185,361        1.6
Electric Utilities......................      294,353        2.5
Electrical Products.....................       79,372        0.7
Electronics/Appliances..................       54,078        0.4
Food Retail.............................      106,861        0.9
Integrated Oil..........................      730,212        6.2
Investment Trusts/Mutual Funds..........      103,348        0.9
Life/Health Insurance...................      268,996        2.3
Major Banks.............................      546,438        4.6
Major Telecommunications................    2,005,100       17.0
Miscellaneous Commercial Services.......       74,276        0.6
Oil & Gas Production....................       53,096        0.4
Other Metals/Minerals...................      453,092        3.8
Pharmaceuticals: Other..................      186,900        1.6
Precious Metals.........................      346,485        2.9
Real Estate Development.................       42,114        0.4
Regional Banks..........................      979,073        8.3
Semiconductors..........................      812,075        6.9
Specialty Stores........................      291,588        2.5
Specialty Telecommunications............      305,499        2.6
Steel...................................      535,664        4.5
Telecommunication Equipment.............       54,301        0.5
Wireless Communications.................    1,195,086       10.1
                                          -----------   --------
                                          $11,370,333       96.3%
                                          ===========   ========

                                                       PERCENT OF
TYPE OF INVESTMENT                           VALUE     NET ASSETS
------------------                        -----------  ----------
Common Stocks...........................  $11,002,063       93.2%
Preferred Stocks........................      368,270        3.1
                                          -----------   --------
                                          $11,370,333       96.3%
                                          ===========   ========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)

                                           NORTH
                                          AMERICAN
                              MONEY      GOVERNMENT  DIVERSIFIED     BALANCED
                              MARKET     SECURITIES     INCOME        GROWTH      UTILITIES
                           ------------  ----------  ------------  ------------  ------------
ASSETS:
Investments in
 securities, at value
 *.......................  $169,931,282  $6,563,912  $ 61,168,155  $127,454,898  $165,530,487
Cash.....................       --           59,021     1,929,093           326       --
Receivable for:
  Investments sold.......       --           --           454,556       149,492        25,510
  Shares of beneficial
   interest sold.........       443,304      --            10,489        70,711        79,051
  Dividends..............       --           --           --             41,345       237,360
  Interest...............       125,699      50,260     1,261,914       454,643       242,476
  Foreign withholding
   taxes reclaimed.......       --           --           --            --              8,371
  Principal paydowns.....       --           16,532           108       --            --
  Compensated forward
   foreign currency
   contracts.............       --           --            11,071       --            --
Prepaid expenses and
 other assets............           693           7            65           293           260
                           ------------  ----------  ------------  ------------  ------------
    TOTAL ASSETS.........   170,500,978   6,689,732    64,835,451   128,171,708   166,123,515
                           ------------  ----------  ------------  ------------  ------------
LIABILITIES:
Payable for:
  Investments
   purchased.............       --           --           232,030     1,219,866     1,396,432
  Shares of beneficial
   interest
   repurchased...........       569,622         344        10,386       143,479        79,715
  Compensated forward
   foreign currency
   contracts.............       --           --             7,980       --            --
  Plan of distribution
   fee...................         2,541      --               352           898         2,229
  Investment management
   fee...................        67,503       3,609        21,566        62,528        90,774
Unrealized depreciation
 on open forward foreign
 currency contracts......       --           --            38,516       --            --
Accrued expenses and
 other payables..........        24,879      11,435        19,208        20,891        37,297
                           ------------  ----------  ------------  ------------  ------------
    TOTAL LIABILITIES....       664,545      15,388       330,038     1,447,662     1,606,447
                           ------------  ----------  ------------  ------------  ------------
    NET ASSETS...........  $169,836,433  $6,674,344  $ 64,505,413  $126,724,046  $164,517,068
                           ============  ==========  ============  ============  ============
NET ASSETS:
Paid-in-capital..........   169,839,024   6,716,255    91,054,785   118,426,358   150,539,763
Accumulated undistributed
 net investment income
 (net investment loss)...        (2,591)     (7,387)     (196,712)       15,086        (2,441)
Accumulated undistributed
 net realized gain
 (accumulated net
 realized loss)..........       --          (63,639)   (6,529,823)   (4,489,746)  (12,073,372)
Net unrealized
 appreciation
 (depreciation)..........       --           29,115   (19,822,837)   12,772,348    26,053,118
                           ------------  ----------  ------------  ------------  ------------
    NET ASSETS...........  $169,836,433  $6,674,344  $ 64,505,413  $126,724,046  $164,517,068
                           ============  ==========  ============  ============  ============
   *Cost.................  $169,931,282  $6,534,797  $ 80,940,461  $114,682,550  $139,477,369
                           ============  ==========  ============  ============  ============
CLASS X SHARES:
Net Assets...............  $156,604,385  $6,674,344  $ 62,718,899  $122,099,948  $153,496,389
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................   156,606,775     662,746     8,684,137     8,053,389     7,667,715
    NET ASSET VALUE PER
     SHARE...............  $       1.00  $    10.07  $       7.22  $      15.16  $      20.02
                           ============  ==========  ============  ============  ============
CLASS Y SHARES:
Net Assets...............  $ 13,232,048      --      $  1,786,514  $  4,624,098  $ 11,020,679
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................    13,232,249      --           247,818       305,486       550,777
    NET ASSET VALUE PER
     SHARE...............  $       1.00      --      $       7.21  $      15.14  $      20.01
                           ============              ============  ============  ============

                       SEE NOTES TO FINANCIAL STATEMENTS


                             DIVIDEND     VALUE-ADDED                   AMERICAN       MID-CAP        GLOBAL      DEVELOPING
                              GROWTH         MARKET        GROWTH     OPPORTUNITIES     EQUITY        EQUITY        GROWTH
                           -------------  ------------  ------------  -------------  ------------  ------------  ------------
ASSETS:
Investments in
 securities, at value
 *.......................  $ 616,559,597  $201,933,611  $102,865,015  $ 625,236,660  $ 90,619,563  $145,742,323  $110,522,729
Cash.....................       --             --                933            844       --              6,531           335
Receivable for:
  Investments sold.......      2,107,348     2,183,468     2,754,556      3,595,821       197,335       681,276     2,546,848
  Shares of beneficial
   interest sold.........        191,098        41,971        11,455        124,958        48,042        27,763        16,821
  Dividends..............        734,797       206,989        23,734        267,108         7,500        95,312        30,536
  Interest...............            181         1,910           419        103,743           535         1,934         1,269
  Foreign withholding
   taxes reclaimed.......         61,914       --            --               3,424       --            105,108       --
  Principal paydowns.....       --             --            --            --             --            --            --
  Compensated forward
   foreign currency
   contracts.............       --             --            --            --             --            --            --
Prepaid expenses and
 other assets............            495           481           274          2,694           115           192           893
                           -------------  ------------  ------------  -------------  ------------  ------------  ------------
    TOTAL ASSETS.........    619,655,430   204,368,430   105,656,386    629,335,252    90,873,090   146,660,439   113,119,431
                           -------------  ------------  ------------  -------------  ------------  ------------  ------------
LIABILITIES:
Payable for:
  Investments
   purchased.............       --           6,898,015     2,053,835     22,236,565       473,212       709,250     3,674,424
  Shares of beneficial
   interest
   repurchased...........        374,324        37,319        85,706        418,011        80,095        39,936        45,036
  Compensated forward
   foreign currency
   contracts.............       --             --            --            --             --            --            --
  Plan of distribution
   fee...................          2,346           960           759          5,031         1,761           570           532
  Investment management
   fee...................        309,039        81,448        69,168        312,390        54,597       122,790        44,888
Unrealized depreciation
 on open forward foreign
 currency contracts......       --             --            --            --             --            --            --
Accrued expenses and
 other payables..........         56,302        15,916        30,606         55,130        20,380        35,202        36,527
                           -------------  ------------  ------------  -------------  ------------  ------------  ------------
    TOTAL LIABILITIES....        742,011     7,033,658     2,240,074     23,027,127       630,045       907,748     3,801,407
                           -------------  ------------  ------------  -------------  ------------  ------------  ------------
    NET ASSETS...........  $ 618,913,419  $197,334,772  $103,416,312  $ 606,308,125  $ 90,243,045  $145,752,691  $109,318,024
                           =============  ============  ============  =============  ============  ============  ============
NET ASSETS:
Paid-in-capital..........    658,446,132   149,125,395   120,756,736    748,361,912   147,722,590   137,407,713   135,244,663
Accumulated undistributed
 net investment income
 (net investment loss)...        (10,323)    1,123,391       (49,204)     1,809,884      (286,805)      120,995      (113,289)
Accumulated undistributed
 net realized gain
 (accumulated net
 realized loss)..........   (108,433,322)     (457,216)  (11,599,239)  (167,776,160)  (26,759,776)   (3,251,106)  (25,958,571)
Net unrealized
 appreciation
 (depreciation)..........     68,910,932    47,543,202    (5,691,981)    23,912,489   (30,432,964)   11,475,089       145,221
                           -------------  ------------  ------------  -------------  ------------  ------------  ------------
    NET ASSETS...........  $ 618,913,419  $197,334,772  $103,416,312  $ 606,308,125  $ 90,243,045  $145,752,691  $109,318,024
                           =============  ============  ============  =============  ============  ============  ============
   *Cost.................  $ 547,648,665  $154,390,409  $108,556,996  $ 601,323,910  $121,052,527  $134,264,510  $110,377,508
                           =============  ============  ============  =============  ============  ============  ============
CLASS X SHARES:
Net Assets...............  $ 606,692,830  $192,286,606  $ 99,633,793  $ 580,865,526  $ 80,914,986  $142,900,410  $106,613,869
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................     38,214,178     9,780,718     6,121,612     35,080,831     6,728,673    10,281,455     6,020,647
    NET ASSET VALUE PER
     SHARE...............  $       15.88  $      19.66  $      16.28  $       16.56  $      12.03  $      13.90  $      17.71
                           =============  ============  ============  =============  ============  ============  ============
CLASS Y SHARES:
Net Assets...............  $  12,220,589  $  5,048,166  $  3,782,519  $  25,442,599  $  9,328,059  $  2,852,281  $  2,704,155
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................        770,489       257,430       233,009      1,540,735       777,630       205,677       153,094
    NET ASSET VALUE PER
     SHARE...............  $       15.86  $      19.61  $      16.23  $       16.51  $      12.00  $      13.87  $      17.66
                           =============  ============  ============  =============  ============  ============  ============


                            EMERGING
                             MARKETS
                           -----------
ASSETS:
Investments in
 securities, at value
 *.......................  $11,370,333
Cash.....................      392,400
Receivable for:
  Investments sold.......       64,022
  Shares of beneficial
   interest sold.........      --
  Dividends..............       23,033
  Interest...............      --
  Foreign withholding
   taxes reclaimed.......           97
  Principal paydowns.....      --
  Compensated forward
   foreign currency
   contracts.............      --
Prepaid expenses and
 other assets............          121
                           -----------
    TOTAL ASSETS.........   11,850,006
                           -----------
LIABILITIES:
Payable for:
  Investments
   purchased.............      --
  Shares of beneficial
   interest
   repurchased...........        4,277
  Compensated forward
   foreign currency
   contracts.............      --
  Plan of distribution
   fee...................      --
  Investment management
   fee...................       12,405
Unrealized depreciation
 on open forward foreign
 currency contracts......      --
Accrued expenses and
 other payables..........       22,400
                           -----------
    TOTAL LIABILITIES....       39,082
                           -----------
    NET ASSETS...........  $11,810,924
                           ===========
NET ASSETS:
Paid-in-capital..........   13,030,952
Accumulated undistributed
 net investment income
 (net investment loss)...       92,931
Accumulated undistributed
 net realized gain
 (accumulated net
 realized loss)..........      (96,128)
Net unrealized
 appreciation
 (depreciation)..........   (1,216,831)
                           -----------
    NET ASSETS...........  $11,810,924
                           ===========
   *Cost.................  $12,591,264
                           ===========
CLASS X SHARES:
Net Assets...............  $11,810,924
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................    1,156,412
    NET ASSET VALUE PER
     SHARE...............  $     10.21
                           ===========
CLASS Y SHARES:
Net Assets...............      --
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................      --
    NET ASSET VALUE PER
     SHARE...............      --

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

                                         NORTH
                                        AMERICAN
                             MONEY     GOVERNMENT  DIVERSIFIED   BALANCED
                             MARKET    SECURITIES    INCOME       GROWTH       UTILITIES
                           ----------  ----------  -----------  -----------  --------------
INVESTMENT INCOME:
INCOME
  Interest...............  $4,158,621   $203,795   $ 2,546,638  $ 1,415,700  $    568,195
  Dividends..............      --         --             2,656      869,624     1,748,070*
                           ----------   --------   -----------  -----------  ------------
    TOTAL INCOME.........   4,158,621    203,795     2,549,294    2,285,324     2,316,265
                           ----------   --------   -----------  -----------  ------------
EXPENSES
  Investment management
   fee...................     392,713     22,762       136,629      371,304       583,517
  Plan of distribution
   fee (Class Y
   shares)...............      10,318     --             1,439        3,518        10,867
  Professional fees......       9,038     11,775        12,947        9,978        13,093
  Shareholder reports and
   notices...............       1,596        298         3,526        3,567         4,272
  Custodian fees.........       5,610      2,284         4,885        6,372         7,060
  Trustees' fees and
   expenses..............         125     --               170          229           405
  Transfer agent fees and
   expenses..............         250        250           250          250           250
  Other..................         813      1,262         5,590        1,413         1,819
                           ----------   --------   -----------  -----------  ------------
    TOTAL EXPENSES.......     420,463     38,631       165,436      396,631       621,283
                           ----------   --------   -----------  -----------  ------------
    NET INVESTMENT INCOME
     (LOSS)..............   3,738,158    165,164     2,383,858    1,888,693     1,694,982
                           ----------   --------   -----------  -----------  ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS):
Net realized gain (loss)
 on:
  Investments............      --          1,886    (3,746,972)  (1,338,110)  (11,299,000)
  Futures contracts......      --         --           --           --            --
  Foreign exchange
   transactions..........      --         --            (8,084)     --            --
                           ----------   --------   -----------  -----------  ------------
      NET GAIN (LOSS)....      --          1,886    (3,755,056)  (1,338,110)  (11,299,000)
                           ----------   --------   -----------  -----------  ------------
Net change in unrealized
appreciation/depreciation
 on:
  Investments............      --         40,916    (1,822,381)   3,441,781   (18,177,798)
  Translation of forward
   foreign currency
   contracts, other
   assets and liabilities
   denominated in foreign
   currencies............      --         --           --           --            --
                           ----------   --------   -----------  -----------  ------------
      NET APPRECIATION
       (DEPRECIATION)....      --         40,916    (1,822,381)   3,441,781   (18,177,798)
                           ----------   --------   -----------  -----------  ------------
      NET GAIN (LOSS)....      --         42,802    (5,577,437)   2,103,671   (29,476,798)
                           ----------   --------   -----------  -----------  ------------
NET INCREASE
 (DECREASE)..............  $3,738,158   $207,966   $(3,193,579) $ 3,992,364  $(27,781,816)
                           ==========   ========   ===========  ===========  ============

---------------------

*    NET OF FOREIGN WITHHOLDING TAX OF $10,237, $90,063, $2,654, $501, $11,394,
     $113,256 , $673, AND $13,091, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS


                              DIVIDEND     VALUE-ADDED                      AMERICAN        MID-CAP         GLOBAL
                               GROWTH         MARKET         GROWTH       OPPORTUNITIES      EQUITY         EQUITY
                           --------------  ------------  --------------  ---------------  ------------  --------------
INVESTMENT INCOME:
INCOME
  Interest...............  $    132,645    $  165,426    $     52,995    $   1,795,779    $     73,787  $    242,406
  Dividends..............     7,454,641*    1,456,140*        378,244*       2,183,934*         28,476     1,062,469*
                           ------------    ----------    ------------    -------------    ------------  ------------
    TOTAL INCOME.........     7,587,286     1,621,566         431,239        3,979,713         102,263     1,304,875
                           ------------    ----------    ------------    -------------    ------------  ------------
EXPENSES
  Investment management
   fee...................     1,843,547       471,868         453,740        2,062,502         360,882       773,901
  Plan of distribution
   fee (Class Y
   shares)...............         8,828         3,302           3,918           24,201           8,326         2,598
  Professional fees......         9,281        12,086           7,925           10,721           8,383        10,415
  Shareholder reports and
   notices...............        17,321         5,106           2,602           20,323           4,440         8,450
  Custodian fees.........        18,016         4,356          11,142           46,948           5,755        22,068
  Trustees' fees and
   expenses..............         1,745           328             229            1,929             285           447
  Transfer agent fees and
   expenses..............           250           250             250              250             250           250
  Other..................         1,756           875             637            2,935             747         4,762
                           ------------    ----------    ------------    -------------    ------------  ------------
    TOTAL EXPENSES.......     1,900,744       498,171         480,443        2,169,809         389,068       822,891
                           ------------    ----------    ------------    -------------    ------------  ------------
    NET INVESTMENT INCOME
     (LOSS)..............     5,686,542     1,123,395         (49,204)       1,809,904        (286,805)      481,984
                           ------------    ----------    ------------    -------------    ------------  ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS):
Net realized gain (loss)
 on:
  Investments............   (10,662,727)     (454,867)     (6,749,800)    (134,596,318)    (19,053,790)   (3,152,885)
  Futures contracts......       --             --             --            (1,904,112)        --            --
  Foreign exchange
   transactions..........       --             --             --                  (414)        --            (54,052)
                           ------------    ----------    ------------    -------------    ------------  ------------
      NET GAIN (LOSS)....   (10,662,727)     (454,867)     (6,749,800)    (136,500,844)    (19,053,790)   (3,206,937)
                           ------------    ----------    ------------    -------------    ------------  ------------
Net change in unrealized
appreciation/depreciation
 on:
  Investments............    11,578,657     1,272,695      (8,124,372)     (49,663,616)     (8,050,446)  (14,377,175)
  Translation of forward
   foreign currency
   contracts, other
   assets and liabilities
   denominated in foreign
   currencies............       --             --             --                  (149)        --            (19,770)
                           ------------    ----------    ------------    -------------    ------------  ------------
      NET APPRECIATION
       (DEPRECIATION)....    11,578,657     1,272,695      (8,124,372)     (49,663,765)     (8,050,446)  (14,396,945)
                           ------------    ----------    ------------    -------------    ------------  ------------
      NET GAIN (LOSS)....       915,930       817,828     (14,874,172)    (186,164,609)    (27,104,236)  (17,603,882)
                           ------------    ----------    ------------    -------------    ------------  ------------
NET INCREASE
 (DECREASE)..............  $  6,602,472    $1,941,223    $(14,923,376)   $(184,354,705)   $(27,391,041) $(17,121,898)
                           ============    ==========    ============    =============    ============  ============


                             DEVELOPING     EMERGING
                               GROWTH        MARKETS
                           --------------  -----------
INVESTMENT INCOME:
INCOME
  Interest...............  $    116,674    $  15,860
  Dividends..............       110,738*     184,879*
                           ------------    ---------
    TOTAL INCOME.........       227,412      200,739
                           ------------    ---------
EXPENSES
  Investment management
   fee...................       287,911       79,142
  Plan of distribution
   fee (Class Y
   shares)...............         2,775       --
  Professional fees......        10,840       11,126
  Shareholder reports and
   notices...............         7,237        3,000
  Custodian fees.........        30,068        8,094
  Trustees' fees and
   expenses..............           341       --
  Transfer agent fees and
   expenses..............           250          250
  Other..................         1,278        3,814
                           ------------    ---------
    TOTAL EXPENSES.......       340,700      105,426
                           ------------    ---------
    NET INVESTMENT INCOME
     (LOSS)..............      (113,288)      95,313
                           ------------    ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS):
Net realized gain (loss)
 on:
  Investments............   (25,309,520)      98,067
  Futures contracts......       --            --
  Foreign exchange
   transactions..........       --            (2,862)
                           ------------    ---------
      NET GAIN (LOSS)....   (25,309,520)      95,205
                           ------------    ---------
Net change in unrealized
appreciation/depreciation
 on:
  Investments............       210,650     (345,346)
  Translation of forward
   foreign currency
   contracts, other
   assets and liabilities
   denominated in foreign
   currencies............       --             4,052
                           ------------    ---------
      NET APPRECIATION
       (DEPRECIATION)....       210,650     (341,294)
                           ------------    ---------
      NET GAIN (LOSS)....   (25,098,870)    (246,089)
                           ------------    ---------
NET INCREASE
 (DECREASE)..............  $(25,212,158)   $(150,776)
                           ============    =========

---------------------

*    NET OF FOREIGN WITHHOLDING TAX OF $10,237, $90,063, $2,654, $501, $11,394,
     $113,256 , $673, AND $13,091, RESPECTIVELY.

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           NORTH AMERICAN
                                                         MONEY MARKET                  GOVERNMENT SECURITIES
                                               ---------------------------------  --------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX     FOR THE YEAR
                                               MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2001  DECEMBER 31, 2000*  JUNE 30, 2001  DECEMBER 31, 2000
                                               -------------  ------------------  -------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income......................  $  3,738,158      $  7,088,611      $   165,164      $   444,202
  Net realized gain (loss)...................       --                     16            1,886           (5,971)
  Net change in unrealized
   appreciation/depreciation.................       --              --                  40,916           83,936
                                               ------------      ------------      -----------      -----------
    NET INCREASE (DECREASE)..................     3,738,158         7,088,627          207,966          522,167
                                               ------------      ------------      -----------      -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X Shares.............................    (3,562,811)       (7,062,455)        (208,293)        (491,109)
  Class Y Shares.............................      (178,017)          (26,096)         --              --
Net realized gain
  Class X Shares.............................       --                    (16)         --              --
  Class Y Shares.............................       --              --                 --              --
Paid-in-capital
  Class X Shares.............................       --              --                 --              --
  Class Y Shares.............................       --              --                 --              --
                                               ------------      ------------      -----------      -----------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........    (3,740,828)       (7,088,567)        (208,293)        (491,109)
                                               ------------      ------------      -----------      -----------
Net increase (decrease) from transactions in
 shares of beneficial interest...............    48,891,174       (14,727,371)      (1,002,007)      (1,775,022)
                                               ------------      ------------      -----------      -----------
    TOTAL INCREASE (DECREASE)................    48,888,504       (14,727,311)      (1,002,334)      (1,743,964)
NET ASSETS:
Beginning of period..........................   120,947,929       135,675,240        7,676,678        9,420,642
                                               ------------      ------------      -----------      -----------
END OF PERIOD................................  $169,836,433      $120,947,929      $ 6,674,344      $ 7,676,678
                                               ============      ============      ===========      ===========
UNDISTRIBUTED NET INVESTMENT INCOME (NET
 INVESTMENT LOSS)............................  $     (2,591)     $         79      $    (7,387)     $    42,166
                                               ============      ============      ===========      ===========

---------------------

*    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                      DIVERSIFIED INCOME                   BALANCED GROWTH
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                               MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2001  DECEMBER 31, 2000*  JUNE 30, 2001  DECEMBER 31, 2000*
                                               -------------  ------------------  -------------  ------------------
                                                (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income......................   $ 2,383,858      $  6,949,499     $  1,888,693      $  3,909,024
  Net realized gain (loss)...................    (3,755,056)       (2,547,202)      (1,338,110)       (2,161,143)
  Net change in unrealized
   appreciation/depreciation.................    (1,822,381)       (7,995,556)       3,441,781         5,279,732
                                                -----------      ------------     ------------      ------------
    NET DECREASE.............................    (3,193,579)       (3,593,259)       3,992,364         7,027,613
                                                -----------      ------------     ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X Shares.............................    (2,155,750)       (5,910,382)      (1,785,906)       (4,215,233)
  Class Y Shares.............................       (42,868)           (9,270)         (51,316)          (12,058)
Net realized gain
  Class X Shares.............................       --              --                 --               (946,223)
  Class Y Shares.............................       --              --                 --              --
Paid-in-capital
  Class X Shares.............................       --               (795,995)         --              --
  Class Y Shares.............................       --                 (1,249)         --              --
                                                -----------      ------------     ------------      ------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........    (2,198,618)       (6,716,896)      (1,837,222)       (5,173,514)
                                                -----------      ------------     ------------      ------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (147,344)       (5,915,309)       2,202,429        (7,786,850)
                                                -----------      ------------     ------------      ------------
    TOTAL INCREASE (DECREASE)................    (5,539,541)      (16,225,464)       4,357,571        (5,932,751)
NET ASSETS:
Beginning of period..........................    70,044,954        86,270,418      122,366,475       128,299,226
                                                -----------      ------------     ------------      ------------
END OF PERIOD................................   $64,505,413      $ 70,044,954     $126,724,046      $122,366,475
                                                ===========      ============     ============      ============
UNDISTRIBUTED NET INVESTMENT INCOME (NET
 INVESTMENT LOSS)............................   $  (196,712)     $   (543,690)    $     15,086         --
                                                ===========      ============     ============      ============

                                                           UTILITIES
                                               ---------------------------------
                                                FOR THE SIX      FOR THE YEAR
                                               MONTHS ENDED         ENDED
                                               JUNE 30, 2001  DECEMBER 31, 2000*
                                               -------------  ------------------
                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income......................  $  1,694,982      $  2,828,259
  Net realized gain (loss)...................   (11,299,000)        2,581,074
  Net change in unrealized
   appreciation/depreciation.................   (18,177,798)      (11,950,322)
                                               ------------      ------------
    NET DECREASE.............................   (27,781,816)       (6,540,989)
                                               ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X Shares.............................    (1,605,910)       (2,956,945)
  Class Y Shares.............................       (88,639)          (27,350)
Net realized gain
  Class X Shares.............................    (3,115,319)      (10,463,977)
  Class Y Shares.............................      (223,194)        --
Paid-in-capital
  Class X Shares.............................       --              --
  Class Y Shares.............................       --              --
                                               ------------      ------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........    (5,033,062)      (13,448,272)
                                               ------------      ------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............    (4,651,727)       56,604,520
                                               ------------      ------------
    TOTAL INCREASE (DECREASE)................   (37,466,605)       36,615,259
NET ASSETS:
Beginning of period..........................   201,983,673       165,368,414
                                               ------------      ------------
END OF PERIOD................................  $164,517,068      $201,983,673
                                               ============      ============
UNDISTRIBUTED NET INVESTMENT INCOME (NET
 INVESTMENT LOSS)............................  $     (2,441)        --
                                               ============      ============

---------------------

*    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED

                                                        DIVIDEND GROWTH                  VALUE-ADDED MARKET
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                               MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2001  DECEMBER 31, 2000*  JUNE 30, 2001  DECEMBER 31, 2000*
                                               -------------  ------------------  -------------  ------------------
                                                (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)...............  $  5,686,542     $  12,470,263     $  1,123,395      $  2,337,123
  Net realized gain (loss)...................   (10,662,727)      (87,564,788)        (454,867)       10,376,406
  Net change in unrealized
   appreciation/depreciation.................    11,578,657        95,777,039        1,272,695         6,646,477
                                               ------------     -------------     ------------      ------------
    NET INCREASE (DECREASE)..................     6,602,472        20,682,514        1,941,223        19,360,006
                                               ------------     -------------     ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X Shares.............................    (5,614,333)      (13,521,553)      (1,701,977)         (790,413)
  Class Y Shares.............................       (82,532)          (14,094)         (44,343)        --
Net realized gain
  Class X Shares.............................       --           (135,437,034)     (10,102,756)      (16,263,313)
  Class Y Shares.............................       --              --                (264,950)        --
                                               ------------     -------------     ------------      ------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........    (5,696,865)     (148,972,681)     (12,114,026)      (17,053,726)
                                               ------------     -------------     ------------      ------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............    (4,240,891)        7,727,374       19,730,274        (4,237,007)
                                               ------------     -------------     ------------      ------------
    TOTAL INCREASE (DECREASE)................    (3,335,284)     (120,562,793)       9,557,471        (1,930,727)
NET ASSETS:
Beginning of period..........................   622,248,703       742,811,496      187,777,301       189,708,028
                                               ------------     -------------     ------------      ------------
END OF PERIOD................................  $618,913,419     $ 622,248,703     $197,334,772      $187,777,301
                                               ============     =============     ============      ============
UNDISTRIBUTED NET INVESTMENT INCOME (NET
 INVESTMENT LOSS)............................  $    (10,323)        --            $  1,123,391      $  1,746,316
                                               ============     =============     ============      ============

---------------------

*    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                            GROWTH                     AMERICAN OPPORTUNITIES
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                               MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2001  DECEMBER 31, 2000*  JUNE 30, 2001  DECEMBER 31, 2000*
                                               -------------  ------------------  -------------  ------------------
                                                (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)...............  $    (49,204)     $   (130,376)    $   1,809,904    $   1,493,449
  Net realized gain (loss)...................    (6,749,800)        1,539,979      (136,500,844)     126,978,811
  Net change in unrealized
   appreciation/depreciation.................    (8,124,372)      (21,636,242)      (49,663,765)    (171,621,941)
                                               ------------      ------------     -------------    -------------
    NET DECREASE.............................   (14,923,376)      (20,226,639)     (184,354,705)     (43,149,681)
                                               ------------      ------------     -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X Shares.............................       --              --               (1,435,727)       --
  Class Y Shares.............................       --              --                  (55,819)       --
Net realized gain
  Class X Shares.............................    (5,952,539)       (7,192,511)     (147,429,966)     (71,766,306)
  Class Y Shares.............................      (225,786)        --               (6,450,620)       --
                                               ------------      ------------     -------------    -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........    (6,178,325)       (7,192,511)     (155,372,132)     (71,766,306)
                                               ------------      ------------     -------------    -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............   (10,926,917)       66,165,183        99,133,666      193,066,734
                                               ------------      ------------     -------------    -------------
    TOTAL INCREASE (DECREASE)................   (32,028,618)       38,746,033      (240,593,171)      78,150,747
NET ASSETS:
Beginning of period..........................   135,444,930        96,698,897       846,901,296      768,750,549
                                               ------------      ------------     -------------    -------------
END OF PERIOD................................  $103,416,312      $135,444,930     $ 606,308,125    $ 846,901,296
                                               ============      ============     =============    =============
UNDISTRIBUTED NET INVESTMENT INCOME (NET
 INVESTMENT LOSS)............................  $    (49,204)        --            $   1,809,884    $   1,491,526
                                               ============      ============     =============    =============

                                                        MID-CAP EQUITY                      GLOBAL EQUITY
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                               MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2001  DECEMBER 31, 2000*  JUNE 30, 2001  DECEMBER 31, 2000*
                                               -------------  ------------------  -------------  ------------------
                                                (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)...............  $   (286,805)     $   (597,425)    $    481,984      $  1,241,319
  Net realized gain (loss)...................   (19,053,790)       (7,680,734)      (3,206,937)       14,265,031
  Net change in unrealized
   appreciation/depreciation.................    (8,050,446)      (47,563,571)     (14,396,945)      (26,562,155)
                                               ------------      ------------     ------------      ------------
    NET DECREASE.............................   (27,391,041)      (55,841,730)     (17,121,898)      (11,055,805)
                                               ------------      ------------     ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X Shares.............................       --              --                (987,392)         (564,063)
  Class Y Shares.............................       --              --                 (19,263)        --
Net realized gain
  Class X Shares.............................       --             (9,796,856)     (13,996,765)      (11,783,182)
  Class Y Shares.............................       --              --                (279,401)        --
                                               ------------      ------------     ------------      ------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       --             (9,796,856)     (15,282,821)      (12,347,245)
                                               ------------      ------------     ------------      ------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............    (4,251,838)      102,575,986        5,751,176        22,066,278
                                               ------------      ------------     ------------      ------------
    TOTAL INCREASE (DECREASE)................   (31,642,879)       36,937,400      (26,653,543)       (1,336,772)
NET ASSETS:
Beginning of period..........................   121,885,924        84,948,524      172,406,234       173,743,006
                                               ------------      ------------     ------------      ------------
END OF PERIOD................................  $ 90,243,045      $121,885,924     $145,752,691      $172,406,234
                                               ============      ============     ============      ============
UNDISTRIBUTED NET INVESTMENT INCOME (NET
 INVESTMENT LOSS)............................  $   (286,805)        --            $    120,995      $    645,666
                                               ============      ============     ============      ============

---------------------

*    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED

                                                       DEVELOPING GROWTH                  EMERGING MARKETS
                                               ---------------------------------  --------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX     FOR THE YEAR
                                               MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2001  DECEMBER 31, 2000*  JUNE 30, 2001  DECEMBER 31, 2000
                                               -------------  ------------------  -------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)...............  $   (113,288)     $  1,128,945      $    95,313      $   (22,655)
  Net realized gain (loss)...................   (25,309,520)       17,093,144           95,205        4,157,280
  Net change in unrealized
   appreciation/depreciation.................       210,650       (63,017,455)        (341,294)      (9,766,935)
                                               ------------      ------------      -----------      -----------
    NET DECREASE.............................   (25,212,158)      (44,795,366)        (150,776)      (5,632,310)
                                               ------------      ------------      -----------      -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X Shares.............................    (1,094,843)           (9,373)         --              --
  Class Y Shares.............................       (26,860)        --                 --              --
Net realized gain
  Class X Shares.............................   (17,180,796)      (30,566,098)         --              --
  Class Y Shares.............................      (435,878)        --                 --              --
                                               ------------      ------------      -----------      -----------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........   (18,738,377)      (30,575,471)         --              --
                                               ------------      ------------      -----------      -----------
Net increase (decrease) from transactions in
 shares of beneficial interest...............     8,912,635        59,131,718       (1,260,987)      (4,033,820)
                                               ------------      ------------      -----------      -----------
    TOTAL DECREASE...........................   (35,037,900)      (16,239,119)      (1,411,763)      (9,666,130)
NET ASSETS:
Beginning of period..........................   144,355,924       160,595,043       13,222,687       22,888,817
                                               ------------      ------------      -----------      -----------
END OF PERIOD................................  $109,318,024      $144,355,924      $11,810,924      $13,222,687
                                               ============      ============      ===========      ===========
UNDISTRIBUTED NET INVESTMENT INCOME (NET
 INVESTMENT LOSS)............................  $   (113,289)     $  1,121,702      $    92,931      $    (2,382)
                                               ============      ============      ===========      ===========

---------------------

*    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                                       NORTH AMERICAN
                                     MONEY MARKET                  GOVERNMENT SECURITIES
                           ---------------------------------  --------------------------------
                            FOR THE SIX      FOR THE YEAR      FOR THE SIX     FOR THE YEAR
                           MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                           JUNE 30, 2001  DECEMBER 31, 2000*  JUNE 30, 2001  DECEMBER 31, 2000
                           -------------  ------------------  -------------  -----------------
                            (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold.....................    87,504,796       106,633,555           28,635            2,879
Reinvestment of dividends
 and distributions.......     3,562,811         7,062,471           20,626           49,182
Redeemed.................   (52,735,236)     (131,096,843)        (147,982)        (229,547)
                           ------------     -------------      -----------      -----------
NET INCREASE (DECREASE) -
 CLASS X.................    38,332,371       (17,400,817)         (98,721)        (177,486)
                           ------------     -------------      -----------      -----------
AMOUNT
Sold.....................  $ 87,504,796     $ 106,633,555      $   290,500      $    28,828
Reinvestment of dividends
 and distributions.......     3,562,811         7,062,471          208,295          491,108
Redeemed.................   (52,735,236)     (131,096,843)      (1,500,802)      (2,294,958)
                           ------------     -------------      -----------      -----------
NET INCREASE (DECREASE) -
 CLASS X.................  $ 38,332,371     $ (17,400,817)     $(1,002,007)     $(1,775,022)
                           ------------     -------------      -----------      -----------

CLASS Y SHARES
SHARES
Sold.....................    16,253,057         3,997,869          --              --
Reinvestment of dividends
 and distributions.......       178,016            26,095          --              --
Redeemed.................    (5,872,270)       (1,350,518)         --              --
                           ------------     -------------      -----------      -----------
NET INCREASE - CLASS Y...    10,558,803         2,673,446          --              --
                           ------------     -------------      -----------      -----------
AMOUNT
Sold.....................  $ 16,253,057     $   3,997,869          --              --
Reinvestment of dividends
 and distributions.......       178,016            26,095          --              --
Redeemed.................    (5,872,270)       (1,350,518)         --              --
                           ------------     -------------      -----------      -----------
NET INCREASE - CLASS Y...  $ 10,558,803     $   2,673,446          --              --
                           ------------     -------------      -----------      -----------

---------------------

*    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST CONTINUED

                                  DIVERSIFIED INCOME                   BALANCED GROWTH
                           ---------------------------------  ---------------------------------
                            FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                           MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                           JUNE 30, 2001  DECEMBER 31, 2000*  JUNE 30, 2001  DECEMBER 31, 2000*
                           -------------  ------------------  -------------  ------------------
                            (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold.....................       551,993         1,223,990          527,218         1,223,181
Reinvestment of dividends
 and distributions.......       286,739           799,832          119,913           370,408
Redeemed.................    (1,028,787)       (2,777,332)        (711,035)       (2,248,801)
                            -----------      ------------     ------------      ------------
NET INCREASE (DECREASE) -
 CLASS X.................      (190,055)         (753,510)         (63,904)         (655,212)
                            -----------      ------------     ------------      ------------
AMOUNT
Sold.....................   $ 4,293,453      $ 10,526,505     $  7,992,551      $ 17,261,110
Reinvestment of dividends
 and distributions.......     2,155,750         6,706,377        1,785,906         5,161,456
Redeemed.................    (7,899,381)      (23,763,158)     (10,710,995)      (31,612,563)
                            -----------      ------------     ------------      ------------
NET INCREASE (DECREASE) -
 CLASS X.................   $(1,450,178)     $ (6,530,276)    $   (932,538)     $ (9,189,997)
                            -----------      ------------     ------------      ------------

CLASS Y SHARES
SHARES
Sold.....................       193,775            78,160          212,707            98,872
Reinvestment of dividends
 and distributions.......         5,776             1,338            3,437               816
Redeemed.................       (28,781)           (2,450)          (8,482)           (1,864)
                            -----------      ------------     ------------      ------------
NET INCREASE - CLASS Y...       170,770            77,048          207,662            97,824
                            -----------      ------------     ------------      ------------
AMOUNT
Sold.....................   $ 1,475,440      $    623,917     $  3,211,548      $  1,418,237
Reinvestment of dividends
 and distributions.......        42,867            10,519           51,316            12,058
Redeemed.................      (215,473)          (19,469)        (127,897)          (27,148)
                            -----------      ------------     ------------      ------------
NET INCREASE - CLASS Y...   $ 1,302,834      $    614,967     $  3,134,967      $  1,403,147
                            -----------      ------------     ------------      ------------

---------------------

*    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       UTILITIES                       DIVIDEND GROWTH                  VALUE-ADDED MARKET
                           ---------------------------------  ---------------------------------  ---------------------------------
                            FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                           MONTHS ENDED         ENDED         MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                           JUNE 30, 2001  DECEMBER 31, 2000*  JUNE 30, 2001  DECEMBER 31, 2000*  JUNE 30, 2001  DECEMBER 31, 2000*
                           -------------  ------------------  -------------  ------------------  -------------  ------------------
                            (UNAUDITED)                        (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold.....................       317,172         2,367,392        2,233,005         4,677,079        1,061,919         1,072,553
Reinvestment of dividends
 and distributions.......       233,819           524,673          362,645        10,454,591          600,444           923,110
Redeemed.................    (1,072,691)       (1,002,139)      (3,468,934)      (13,340,890)        (890,010)       (2,221,936)
                           ------------      ------------     ------------     -------------     ------------      ------------
NET INCREASE (DECREASE) -
 CLASS X.................      (521,700)        1,889,926         (873,284)        1,790,780          772,353          (226,273)
                           ------------      ------------     ------------     -------------     ------------      ------------
AMOUNT
Sold.....................  $  7,025,878      $ 64,276,199     $ 35,324,443     $  80,639,742     $ 21,616,192      $ 21,180,579
Reinvestment of dividends
 and distributions.......     4,721,229        13,420,922        5,614,333       145,912,178       11,804,734        17,053,726
Redeemed.................   (23,542,035)      (26,755,649)     (54,627,269)     (221,438,566)     (18,060,785)      (43,316,109)
                           ------------      ------------     ------------     -------------     ------------      ------------
NET INCREASE (DECREASE) -
 CLASS X.................  $(11,794,928)     $ 50,941,472     $(13,688,493)    $   5,113,354     $ 15,360,141      $ (5,081,804)
                           ------------      ------------     ------------     -------------     ------------      ------------

CLASS Y SHARES
SHARES
Sold.....................       331,980           231,198          636,774           176,266          206,616            43,950
Reinvestment of dividends
 and distributions.......        15,489             1,119            5,301               664           15,772         --
Redeemed.................       (25,759)           (3,250)         (47,099)           (1,417)          (7,899)           (1,009)
                           ------------      ------------     ------------     -------------     ------------      ------------
NET INCREASE - CLASS Y...       321,710           229,067          594,976           175,513          214,489            42,941
                           ------------      ------------     ------------     -------------     ------------      ------------
AMOUNT
Sold.....................  $  7,385,338      $  5,716,097     $ 10,086,369     $   2,624,657     $  4,223,794      $    864,761
Reinvestment of dividends
 and distributions.......       311,833            27,350           82,532            10,511          309,292         --
Redeemed.................      (553,970)          (80,399)        (721,299)          (21,148)        (162,953)          (19,964)
                           ------------      ------------     ------------     -------------     ------------      ------------
NET INCREASE - CLASS Y...  $  7,143,201      $  5,663,048     $  9,447,602     $   2,614,020     $  4,370,133      $    844,797
                           ------------      ------------     ------------     -------------     ------------      ------------

---------------------

*    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST CONTINUED

                                        GROWTH                     AMERICAN OPPORTUNITIES
                           ---------------------------------  ---------------------------------
                            FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                           MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                           JUNE 30, 2001  DECEMBER 31, 2000*  JUNE 30, 2001  DECEMBER 31, 2000*
                           -------------  ------------------  -------------  ------------------
                            (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold.....................       332,438         3,298,149          839,075         6,948,834
Reinvestment of dividends
 and distributions.......       365,635           307,767        8,989,474         2,419,633
Redeemed.................    (1,419,573)         (919,021)      (3,900,436)       (3,793,870)
                           ------------      ------------     ------------     -------------
NET INCREASE (DECREASE) -
 CLASS X.................      (721,500)        2,686,895        5,928,113         5,574,597
                           ------------      ------------     ------------     -------------
AMOUNT
Sold.....................  $  6,043,756      $ 77,266,793     $ 19,830,755     $ 226,875,960
Reinvestment of dividends
 and distributions.......     5,952,539         7,192,511      148,865,692        71,766,306
Redeemed.................   (24,770,556)      (21,151,246)     (91,803,038)     (120,188,447)
                           ------------      ------------     ------------     -------------
NET INCREASE (DECREASE) -
 CLASS X.................  $(12,774,261)     $ 63,308,058     $ 76,893,409     $ 178,453,819
                           ------------      ------------     ------------     -------------

CLASS Y SHARES
SHARES
Sold.....................       134,127           133,700          756,215           496,927
Reinvestment of dividends
 and distributions.......        13,912         --                 394,091         --
Redeemed.................       (45,758)           (2,972)         (97,574)           (8,924)
                           ------------      ------------     ------------     -------------
NET INCREASE - CLASS Y...       102,281           130,728        1,052,732           488,003
                           ------------      ------------     ------------     -------------
AMOUNT
Sold.....................  $  2,404,296      $  2,925,390     $ 17,939,450     $  14,880,276
Reinvestment of dividends
 and distributions.......       225,786         --               6,506,439         --
Redeemed.................      (782,738)          (68,265)      (2,205,632)         (267,361)
                           ------------      ------------     ------------     -------------
NET INCREASE - CLASS Y...  $  1,847,344      $  2,857,125     $ 22,240,257     $  14,612,915
                           ------------      ------------     ------------     -------------

---------------------

*    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                    MID-CAP EQUITY                      GLOBAL EQUITY                    DEVELOPING GROWTH
                           ---------------------------------  ---------------------------------  ---------------------------------
                            FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                           MONTHS ENDED         ENDED         MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                           JUNE 30, 2001  DECEMBER 31, 2000*  JUNE 30, 2001  DECEMBER 31, 2000*  JUNE 30, 2001  DECEMBER 31, 2000*
                           -------------  ------------------  -------------  ------------------  -------------  ------------------
                            (UNAUDITED)                        (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold.....................       688,849         4,661,604          295,157         1,829,338          292,266         1,707,588
Reinvestment of dividends
 and distributions.......       --                419,207        1,077,997           657,581        1,031,939           999,454
Redeemed.................    (1,564,422)       (1,225,391)      (1,031,471)       (1,400,191)        (805,445)       (1,215,979)
                           ------------      ------------     ------------      ------------     ------------      ------------
NET INCREASE (DECREASE) -
 CLASS X.................      (875,573)        3,855,420          341,683         1,086,728          518,760         1,491,063
                           ------------      ------------     ------------      ------------     ------------      ------------
AMOUNT
Sold.....................  $  9,043,368      $112,991,934     $  4,782,630      $ 35,199,385     $  6,434,104      $ 66,507,746
Reinvestment of dividends
 and distributions.......       --              9,796,856       14,984,157        12,347,245       18,275,639        30,575,471
Redeemed.................   (19,054,717)      (26,732,205)     (16,488,582)      (26,397,318)     (17,658,326)      (39,782,791)
                           ------------      ------------     ------------      ------------     ------------      ------------
NET INCREASE (DECREASE) -
 CLASS X.................  $(10,011,349)     $ 96,056,585     $  3,278,205      $ 21,149,312     $  7,051,417      $ 57,300,426
                           ------------      ------------     ------------      ------------     ------------      ------------

CLASS Y SHARES
SHARES
Sold.....................       534,771           328,643          146,841            53,126           86,603            68,338
Reinvestment of dividends
 and distributions.......       --              --                  21,533         --                  26,203         --
Redeemed.................       (75,702)          (10,082)         (13,931)           (1,892)         (25,978)           (2,072)
                           ------------      ------------     ------------      ------------     ------------      ------------
NET INCREASE - CLASS Y...       459,069           318,561          154,443            51,234           86,828            66,266
                           ------------      ------------     ------------      ------------     ------------      ------------
AMOUNT
Sold.....................  $  6,693,697      $  6,708,398     $  2,384,077      $    951,169     $  1,951,133      $  1,892,834
Reinvestment of dividends
 and distributions.......       --              --                 298,664         --                 462,738         --
Redeemed.................      (934,186)         (188,997)        (209,770)          (34,203)        (552,653)          (61,542)
                           ------------      ------------     ------------      ------------     ------------      ------------
NET INCREASE - CLASS Y...  $  5,759,511      $  6,519,401     $  2,472,971      $    916,966     $  1,861,218      $  1,831,292
                           ------------      ------------     ------------      ------------     ------------      ------------

                                   EMERGING MARKETS
                           --------------------------------
                            FOR THE SIX     FOR THE YEAR
                           MONTHS ENDED         ENDED
                           JUNE 30, 2001  DECEMBER 31, 2000
                           -------------  -----------------
                            (UNAUDITED)
CLASS X SHARES
SHARES
Sold.....................        14,165            9,268
Reinvestment of dividends
 and distributions.......       --              --
Redeemed.................      (135,460)        (310,800)
                            -----------      -----------
NET INCREASE (DECREASE) -
 CLASS X.................      (121,295)        (301,532)
                            -----------      -----------
AMOUNT
Sold.....................   $   143,503      $   103,738
Reinvestment of dividends
 and distributions.......       --              --
Redeemed.................    (1,404,490)      (4,137,558)
                            -----------      -----------
NET INCREASE (DECREASE) -
 CLASS X.................   $(1,260,987)     $(4,033,820)
                            -----------      -----------
CLASS Y SHARES
SHARES
Sold.....................       --              --
Reinvestment of dividends
 and distributions.......       --              --
Redeemed.................       --              --
                            -----------      -----------
NET INCREASE - CLASS Y...       --              --
                            -----------      -----------
AMOUNT
Sold.....................       --              --
Reinvestment of dividends
 and distributions.......       --              --
Redeemed.................       --              --
                            -----------      -----------
NET INCREASE - CLASS Y...       --              --
                            -----------      -----------

---------------------

*    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Select Dimensions Investment Series (the "Fund"), formerly Morgan Stanley Dean Witter Select Dimensions Investment Series, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The shares of the Fund are only sold to Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts to fund variable annuity contracts and variable life insurance policies they issue.

The Fund, which consists of 13 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Mid-Cap Equity which commenced operations on January 21, 1997.

On July 24, 2000, the Fund, with the exception of North American Government Securities and Emerging Markets, commenced offering one additional class of shares (Class Y shares). All Portfolio shares held prior to May 1, 2000 have been designated Class X shares. The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

      PORTFOLIO                             INVESTMENT OBJECTIVE
     Money Market       Seeks high current income, preservation of capital and
                        liquidity by investing in short-term money market
                        instruments.
    North American      Seeks to earn a high level of current income while
Government Securities   maintaining relatively low volatility of principal by
                        primarily investing in investment grade fixed income
                        securities issued or guaranteed by the U.S., Canadian or
                        Mexican governments.
  Diversified Income    Seeks, as a primary objective, to earn a high level of
                        current income and, as a secondary objective, to maximize
                        total return, but only to the extent consistent with its
                        primary objective, by equally allocating its assets among
                        three separate groupings of fixed income securities.
   Balanced Growth      Seeks to achieve capital growth with reasonable current
                        income by investing primarily in common stock of companies which have a record of paying dividends and have the
                        potential for increasing dividends, investment grade
                        corporate debt securities, asset-backed securities and U.S.
                        government securities.
      Utilities         Seeks both capital appreciation and current income by
                        investing in equity and fixed income securities of companies in the utilities industry.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

      PORTFOLIO                             INVESTMENT OBJECTIVE
   Dividend Growth      Seeks to provide reasonable current income and long-term
                        growth of income and capital by investing primarily in
                        common stock of companies with a record of paying dividends and the potential for increasing dividends.
  Value-Added Market    Seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current
                        income by investing, on an equally-weighted basis, in a
                        diversified portfolio of common stocks of the companies
                        which are represented in the Standard & Poor's 500 Composite
                        Stock Price Index.
        Growth          Seeks long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies.
American Opportunities  Seeks long-term capital growth consistent with an effort to reduce volatility by investing principally in common stock of companies in industries which, at the time of the
                        investment, are believed to have attractive earnings
                        potential.
    Mid-Cap Equity      Seeks long-term capital growth by investing primarily in
                        equity securities of medium-sized companies with market
                        capitalizations within the capitalization range of companies comprising the Standard & Poor's Mid-Cap 400 Index.
    Global Equity       Seeks to obtain total return on its assets primarily through long-term capital growth and, to a lesser extent, from
                        income, through investments in equity securities of
                        companies located in various countries around the world.
  Developing Growth     Seeks long-term capital growth by investing primarily in
                        equity securities of smaller and medium-sized companies
                        that, in the opinion of the Investment Manager, have the
                        potential for growing more rapidly than the economy.
   Emerging Markets     Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price;
(3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., or (in the case of Growth) by Morgan Stanley Investment Management Inc. ("MSIM"), or (in the case of the North American Government Securities, Mid-Cap Equity and Emerging Markets) by TCW Investment Management Company ("TCW"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors);
(4) certain of the securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Money Market Portfolio amortizes premiums and accretes discounts over the life of the respective securities; gains and losses realized upon the sale of securities are based on amortized cost. For all other Portfolios, discounts are accreted and premiums are amortized over the life of the respective securities.

C. JOINT REPURCHASE AGREEMENT ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios (except for North American Government Securities, Mid-Cap Equity and Emerging Markets), along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or Federal Agency obligations.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FUTURES CONTRACTS -- Some of the portfolios may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

I. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolio's net assets determined at the close of each business day:

                                          ANNUAL                                            ANNUAL
PORTFOLIO                                  RATE   PORTFOLIO                                  RATE
---------                                 ------  ---------                                 ------
Money Market............................  0.50%   Growth .................................  0.80%
North American Government Securities....  0.65    American Opportunities .................  **
Diversified Income......................  0.40    Mid-Cap Equity .........................  0.75
Balanced Growth.........................  0.60    Global Equity ..........................  1.00
Utilities...............................  0.65    Developing Growth ......................  0.50
Dividend Growth.........................  *       Emerging Markets .......................  1.25
Value-Added Market......................  0.50

* 0.625% to the portion of the daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion and 0.475% to the portion of daily net assets in excess of $1 billion.

** 0.625% to the portion of daily net assets not exceeding $500 million; 0.60% to the portion of daily net assets exceeding $500 million, but not exceeding $1 billion and 0.575% to the portion of daily net assets in excess of $1 billion.

Under Sub-Advisory Agreements between MSIM and the Investment Manager and TCW and the Investment Manager, MSIM provides Growth and TCW provides North American Government Securities, Mid-Cap Equity, and Emerging Markets with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

compensation for their services provided pursuant to the Sub-Advisory Agreements, the Investment Manager pays MSIM and TCW monthly compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12B-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the six months ended June 30, 2001 were as follows:

                                              U.S. GOVERNMENT SECURITIES                     OTHER
                                            -------------------------------    ----------------------------------
                                             PURCHASES     SALES/MATURITIES      PURCHASES       SALES/MATURITIES
                                            -----------    ----------------    --------------    ----------------
Money Market............................    $95,838,866      $60,966,012       $  435,532,172     $  428,329,693
North American Government Securities....        --               563,158             --                --
Diversified Income......................     28,176,449       25,018,874           23,128,551         22,870,356
Balanced Growth.........................      5,868,541       14,617,277           24,074,605         12,179,897
Utilities...............................      3,877,193        1,914,819           43,222,470         57,705,638
Dividend Growth.........................        --              --                 65,589,275         67,687,902
Value-Added Market......................        --              --                 16,376,035          7,193,326
Growth..................................        --              --                 41,050,650         57,040,706
American Opportunities..................     66,827,138       52,390,310        1,278,912,373      1,322,026,096
Mid-Cap Equity..........................        --              --                  8,373,378          9,316,619
Global Equity...........................        --              --                 82,869,481         82,337,228
Developing Growth.......................        --              --                136,469,246        130,095,019
Emerging Markets........................        --              --                  1,386,071          1,760,839

Included in the aforementioned purchases of portfolio securities of Balanced Growth are purchases of Hartford Financial Services Group, Inc., an affiliate of the Fund, of $176,725.

At June 30, 2001, Utilities' payable for investments purchased and Dividend Growth's receivable for investments sold included unsettled trades with Morgan Stanley DW Inc. ("MSDW"), an affiliate of the Investment Manager and Distributor, of $524,950 and $629,129, respectively.

At June 30, 2001, American Opportunities', Growth's and Global Equity's receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, of $2,659,058, 883,810 and $681,276, respectively.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

For the six months ended June 30, 2001, the following Portfolios incurred brokerage commissions with MSDW for executed portfolio transactions:

BALANCED               DIVIDEND     AMERICAN       GLOBAL
 GROWTH    UTILITIES    GROWTH    OPPORTUNITIES    EQUITY
--------   ---------   --------   -------------   --------
 $8,550     $5,220     $45,680       $27,711       $3,677
 ======     ======     =======       =======       ======

For the six months ended June 30, 2001, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., for executed portfolio transactions:

BALANCED               DIVIDEND                AMERICAN      MID-CAP     GLOBAL    DEVELOPING   EMERGING
 GROWTH    UTILITIES    GROWTH     GROWTH    OPPORTUNITIES    EQUITY     EQUITY      GROWTH     MARKETS
--------   ---------   --------   --------   -------------   --------   --------   ----------   --------
 $1,935     $9,774      $8,442     $1,466      $191,728        $735     $33,914       $275        $20
 ======     ======      ======     ======      ========        ====     =======       ====        ===

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

5. FEDERAL INCOME TAX STATUS
At December 31, 2000, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                     (AMOUNTS IN THOUSANDS)
                                          --------------------------------------------
     AVAILABLE THROUGH DECEMBER 31,       2004   2005   2006   2007    2008     TOTAL
     ------------------------------       -----  -----  -----  -----  -------  -------
North American Government Securities....   $8     $2    $  4   $ 28   $    21  $    63
Diversified Income......................  --     --      153    941     1,681    2,775
Balanced Growth.........................  --     --      --     --        834      834
Dividend Growth.........................  --     --      --     --     83,162   83,162
Mid-Cap Equity..........................  --     --      --     --        937      937
Emerging Markets........................  --     --      165    --      --         165

Net capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 2001: North American Government Securities -- $2,000; Diversified Income -- $498,000; Utilities -- $774,000; Dividend Growth -- $515,000; Growth -- $4,697,000; Mid-Cap Equity -- $6,769,000;
Global Equity -- $47,000; Emerging Markets -- $2,000.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

At December 31, 2000, the primary reason(s) for significant temporary book/tax differences were as follows:

                                          POST-OCTOBER  LOSS DEFERRALS
                                             LOSSES     FROM WASH SALES
                                          ------------  ---------------
North American Government Securities....           -
Diversified Income......................           -
Balanced Growth.........................                           -
Utilities...............................           -
Dividend Growth.........................           -               -
Value-Added Market......................                           -
Growth..................................           -               -
American Opportunities..................                           -
Mid-Cap Equity..........................           -
Global Equity...........................           -               -
Developing Growth.......................                           -
Emerging Markets........................           -               -

Additionally, Diversified Income had temporary differences attributable to the mark-to-market of open forward contracts and interest on bonds in default and Global Equity had temporary differences attributable to the mark-to-market of passive foreign investment companies held by the Portfolio.

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
Some of the Portfolios may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At June 30, 2001, Diversified and Global Equity had outstanding forward contracts.

Some of the Portfolios may purchase and sell stock index futures ("futures contracts") to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the value of the underlying securities.

At June 30, 2001, there were no Portfolios with outstanding futures contacts.

At June 30, 2001, Emerging Markets' cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Portfolio's custodian.

7. CHANGE IN ACCOUNTING POLICY
Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of each respective Portfolio, but resulted in the following changes to North American Government Securities, Diversified Income, Balanced Growth and Utilities: an increase or (decrease) in the cost of securities of $6,424, $161,738, $36,384 and $(2,874), respectively; and a corresponding increase or decrease to net investment income based on securities held as of December 31, 2000.

The effect of this change for the six months ended June 30, 2001 was to increase or (decrease) net investment income by $0, $(298,999), $123,142 and $(117), respectively; with a corresponding increase or (decrease) in unrealized appreciation/depreciation of $0, $176,022, $(50,039) and $(3,952), respectively; and an increase or (decrease) in net realized gains of $0, $122,976, $(73,103) and $4,069, respectively. The statement of changes in net assets and the financial highlights for the prior periods have not been restated to reflect this change.

8. OTHER BUSINESS
North American Government Securities and Emerging Markets -- On April 22, 1999, the Fund's Board of Trustees approved the termination of these Portfolios and the substitution of shares of similar portfolios of the Morgan Stanley Universal Funds. The substitution will not be consumated unless authorized by the Securities and Exchange Commission. Effective September 7, 1999, shares of the Portfolios were no longer offered for new investment other than through reinvestment of dividends.

                 (This page has been intentionally left blank.)

Morgan Stanley Select Dimensions Investment Series
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                           NET ASSET                                                                              TOTAL
                             VALUE         NET        NET REALIZED   TOTAL FROM   DIVIDENDS    DISTRIBUTIONS    DIVIDENDS
FOR THE YEAR               BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT       TO            TO             AND
ENDED DECEMBER 31          OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
-----------------          ---------  -------------  --------------  ----------  ------------  -------------  -------------
MONEY MARKET
CLASS X SHARES
1996.....................   $ 1.00       $ 0.05          --            $ 0.05       $(0.05)       --             $(0.05)
1997.....................     1.00         0.05          --              0.05        (0.05)       --              (0.05)
1998.....................     1.00         0.05          --              0.05        (0.05)       --              (0.05)
1999.....................     1.00         0.05          --              0.05        (0.05)       --              (0.05)
2000(a)*.................     1.00         0.06          --              0.06        (0.06)       --              (0.06)
2001(d)*.................     1.00         0.02          --              0.02        (0.02)       --              (0.02)
CLASS Y SHARES
2000(b)*.................     1.00         0.03          --              0.03        (0.03)       --              (0.03)
2001(d)*.................     1.00         0.02          --              0.02        (0.02)       --              (0.02)
NORTH AMERICAN
GOVERNMENT SECURITIES
CLASS X SHARES
1996.....................    10.18         0.52          $(0.09)         0.43        (0.52)       --              (0.52)
1997.....................    10.09         0.48            0.09          0.57        (0.49)       --              (0.49)
1998.....................    10.17         0.46           (0.03)         0.43        (0.45)       --              (0.45)
1999.....................    10.15         0.47           (0.13)         0.34        (0.46)       --              (0.46)
2000(a)*.................    10.03         0.55            0.10          0.65        (0.60)       --              (0.60)
2001(d)*.................    10.08         0.24            0.06          0.30        (0.31)       --              (0.31)
DIVERSIFIED INCOME
CLASS X SHARES
1996.....................    10.22         0.80            0.13          0.93        (0.82)       $(0.01)         (0.83)
1997.....................    10.32         0.80            0.02          0.82        (0.83)        (0.02)         (0.85)
1998.....................    10.29         0.79           (0.37)         0.42        (0.77)        (0.01)         (0.78)
1999.....................     9.93         0.78           (0.96)        (0.18)       (0.77)        (0.02)++       (0.79)
2000(a)*.................     8.96         0.76           (1.15)        (0.39)       (0.65)        (0.09)++       (0.74)
2001(d)*.................     7.83         0.27(3)        (0.63)(3)     (0.36)       (0.25)       --              (0.25)
CLASS Y SHARES
2000(b)*.................     8.58         0.33           (0.73)        (0.40)       (0.33)        (0.04)++       (0.37)
2001(d)*.................     7.81         0.26(3)        (0.62)(3)     (0.36)       (0.24)       --              (0.24)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                  RATIOS TO AVERAGE           RATIOS TO AVERAGE
                                                                      NET ASSETS                 NET ASSETS
                                                                   (BEFORE EXPENSES            (AFTER EXPENSES
                                                                    WERE ASSUMED)               WERE ASSUMED)
                           NET ASSET               NET ASSETS  ------------------------   -------------------------
                             VALUE                   END OF                    NET                         NET        PORTFOLIO
FOR THE YEAR                END OF       TOTAL       PERIOD                INVESTMENT                  INVESTMENT     TURNOVER
ENDED DECEMBER 31           PERIOD      RETURN+     (000'S)    EXPENSES   INCOME (LOSS)   EXPENSES    INCOME (LOSS)     RATE
-----------------          ---------  -----------  ----------  ---------  -------------   ---------   -------------   ---------
MONEY MARKET
CLASS X SHARES
1996.....................   $ 1.00        5.07%     $ 87,002      0.59%        4.94%         0.57%         4.96%          N/A
1997.....................     1.00        5.21        84,045      0.55         5.08          0.55          5.08           N/A
1998.....................     1.00        5.16       120,185      0.55         5.02          0.55          5.02           N/A
1999.....................     1.00        4.78       135,675      0.54         4.67          0.54          4.67           N/A
2000(a)*.................     1.00        5.98       118,274      0.55         5.80          0.55          5.80           N/A
2001(d)*.................     1.00        2.45(1)    156,604      0.52(2)      4.77(2)       0.52(2)       4.77(2)        N/A
CLASS Y SHARES
2000(b)*.................     1.00        2.58         2,673      0.80         5.55          0.80          5.55           N/A
2001(d)*.................     1.00        2.32(1)     13,232      0.77(2)      4.52(2)       0.77(2)       4.52(2)        N/A
NORTH AMERICAN
GOVERNMENT SECURITIES
CLASS X SHARES
1996.....................    10.09        4.35         4,172      1.45         4.55          0.50          5.50            48%
1997.....................    10.17        5.91         5,091      1.26         4.75          1.26          4.75            27
1998.....................    10.15        4.28         8,389      1.15         4.52          1.15          4.52            51
1999.....................    10.03        3.40         9,421      1.01         4.60          1.01          4.60            53
2000(a)*.................    10.08        6.66         7,677      1.00         5.38          1.00          5.38         --
2001(d)*.................    10.07        2.96(1)      6,674      1.10(2)      4.72(2)       1.10(2)       4.72(2)      --
DIVERSIFIED INCOME
CLASS X SHARES
1996.....................    10.32        9.54        32,119      0.71         8.26          0.50          8.47            69
1997.....................    10.29        8.32        62,287      0.55         8.09          0.55          8.09           110
1998.....................     9.93        4.22        93,991      0.49         7.92          0.49          7.92           111
1999.....................     8.96       (1.83)       86,270      0.48         8.31          0.48          8.31            69
2000(a)*.................     7.83       (4.74)       69,443      0.47         8.92          0.47          8.92            33
2001(d)*.................     7.22       (4.60)(1)    62,719      0.48(2)      6.98(2)(3)    0.48(2)       6.98(2)(3)      76(1)
CLASS Y SHARES
2000(b)*.................     7.81       (4.68)          602      0.72         9.23          0.72          9.23            33
2001(d)*.................     7.21       (4.61)(1)     1,787      0.73(2)      6.73(2)(3)   (0.73)(2)      6.73(2)(3)      76(1)

Morgan Stanley Select Dimensions Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                           NET ASSET                                                                              TOTAL
                             VALUE         NET        NET REALIZED   TOTAL FROM   DIVIDENDS    DISTRIBUTIONS    DIVIDENDS
FOR THE YEAR               BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT       TO            TO             AND
ENDED DECEMBER 31          OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
-----------------          ---------  -------------  --------------  ----------  ------------  -------------  -------------
BALANCED GROWTH
CLASS X SHARES
1996.....................   $11.89       $ 0.33          $ 1.25        $ 1.58       $(0.33)       $(0.07)        $(0.40)
1997.....................    13.07         0.29            2.01          2.30        (0.30)        (0.04)         (0.34)
1998.....................    15.03         0.44            1.68          2.12        (0.43)        (0.34)         (0.77)
1999.....................    16.38         0.48            0.15          0.63        (0.48)        (1.90)         (2.38)
2000(a)*.................    14.63         0.47            0.42          0.89        (0.51)        (0.11)         (0.62)
2001(d)*.................    14.90         0.23(3)         0.25(3)       0.48        (0.22)       --              (0.22)
CLASS Y SHARES
2000(b)*.................    13.67         0.18            1.25          1.43        (0.22)       --              (0.22)
2001(d)*.................    14.88         0.21(3)         0.26(3)       0.47        (0.21)       --              (0.21)
UTILITIES
CLASS X SHARES
1996.....................    12.35         0.43            0.60          1.03        (0.43)        (0.01)         (0.44)
1997.....................    12.94         0.39            2.96          3.35        (0.40)        (0.05)         (0.45)
1998.....................    15.84         0.37            3.06          3.43        (0.37)        (0.19)         (0.56)
1999.....................    18.71         0.34            7.69          8.03        (0.34)        (0.15)         (0.49)
2000(a)*.................    26.25         0.38           (0.79)        (0.41)       (0.40)        (1.45)         (1.85)
2001(d)*.................    23.99         0.21           (3.55)        (3.34)       (0.21)        (0.42)         (0.63)
CLASS Y SHARES
2000(b)*.................    26.06         0.15           (2.04)        (1.89)       (0.18)       --              (0.18)
2001(d)*.................    23.99         0.19           (3.56)        (3.37)       (0.19)        (0.42)         (0.61)
DIVIDEND GROWTH
CLASS X SHARES
1996.....................    13.54         0.34            2.94          3.28        (0.35)        (0.02)         (0.37)
1997.....................    16.45         0.38            3.80          4.18        (0.38)        (0.68)         (1.06)
1998.....................    19.57         0.39            3.38          3.77        (0.39)        (0.90)         (1.29)
1999.....................    22.05         0.40           (0.10)         0.30        (0.40)        (2.03)         (2.43)
2000(a)*.................    19.92         0.33            0.05          0.38        (0.37)        (4.08)         (4.45)
2001(d)*.................    15.85         0.15            0.03          0.18        (0.15)       --              (0.15)
CLASS Y SHARES
2000(b)*.................    14.14         0.10            1.73          1.83        (0.13)       --              (0.13)
2001(d)*.................    15.84         0.13            0.02          0.15        (0.13)       --              (0.13)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                   RATIOS TO AVERAGE          RATIOS TO AVERAGE
                                                                      NET ASSETS                  NET ASSETS
                                                                   (BEFORE EXPENSES            (AFTER EXPENSES
                                                                     WERE ASSUMED)              WERE ASSUMED)
                           NET ASSET               NET ASSETS  -------------------------   ------------------------
                             VALUE                   END OF                     NET                        NET        PORTFOLIO
FOR THE YEAR                END OF       TOTAL       PERIOD                 INVESTMENT                 INVESTMENT     TURNOVER
ENDED DECEMBER 31           PERIOD      RETURN+     (000'S)     EXPENSES   INCOME (LOSS)   EXPENSES   INCOME (LOSS)     RATE
-----------------          ---------  -----------  ----------  ----------  -------------   --------   -------------   ---------
BALANCED GROWTH
CLASS X SHARES
1996.....................   $13.07       13.54%     $ 38,893       0.90%        2.35%         0.50%        2.75%           88%
1997.....................    15.03       17.87        71,323       0.86         2.13          0.86         2.13            64
1998.....................    16.38       14.41       107,852       0.71         2.87          0.71         2.87            93
1999.....................    14.63        3.52       128,299       0.64         3.10          0.64         3.10            37
2000(a)*.................    14.90        6.37       120,911       0.64         3.29          0.64         3.29            39
2001(d)*.................    15.16        3.35(1)    122,100       0.64(2)      3.05(2)(3)    0.64(2)      3.05(2)(3)      22(1)
CLASS Y SHARES
2000(b)*.................    14.88       10.55         1,455       0.86         2.90          0.86         2.90            39
2001(d)*.................    15.14        3.19(1)      4,624       0.89(2)      2.80(2)(3)    0.89(2)      2.80(2)(3)      22(1)
UTILITIES
CLASS X SHARES
1996.....................    12.94        8.48        35,686       0.80         3.16          0.50         3.46            15
1997.....................    15.84       26.45        50,766       0.76         2.83          0.76         2.83            34
1998.....................    18.71       22.23        85,683       0.71         2.21          0.71         2.21            19
1999.....................    26.25       43.71       165,368       0.70         1.63          0.70         1.63            31
2000(a)*.................    23.99       (1.91)      196,489       0.69         1.43          0.69         1.43            32
2001(d)*.................    20.02      (13.97)(1)   153,496       0.68(2)      1.90(2)       0.68(2)      1.90(2)         27(1)
CLASS Y SHARES
2000(b)*.................    23.99       (7.26)        5,494       0.95         1.40          0.95         1.40            32
2001(d)*.................    20.01      (14.08)(1)    11,021       0.93(2)      1.65(2)       0.93(2)      1.65(2)         27(1)
DIVIDEND GROWTH
CLASS X SHARES
1996.....................    16.45       24.49       258,101       0.67         2.44          0.67         2.44            39
1997.....................    19.57       26.12       518,419       0.65         2.11          0.65         2.11            26
1998.....................    22.05       19.73       723,285       0.63         1.87          0.63         1.87            39
1999.....................    19.92        0.53       742,811       0.60         1.86          0.60         1.86           101
2000(a)*.................    15.85        5.36       619,469       0.63         2.01          0.63         2.01            41
2001(d)*.................    15.88        1.14(1)    606,693       0.62(2)      1.85(2)       0.62(2)      1.85(2)         11(1)
CLASS Y SHARES
2000(b)*.................    15.84       13.02         2,780       0.88         1.45          0.88         1.45            41
2001(d)*.................    15.86        0.99(1)     12,221       0.87(2)      1.60(2)       0.87(2)      1.60(2)         11(1)

Morgan Stanley Select Dimensions Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                           NET ASSET                                                                              TOTAL
                             VALUE         NET        NET REALIZED   TOTAL FROM   DIVIDENDS    DISTRIBUTIONS    DIVIDENDS
FOR THE YEAR               BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT       TO            TO             AND
ENDED DECEMBER 31          OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
-----------------          ---------  -------------  --------------  ----------  ------------  -------------  -------------
VALUE-ADDED MARKET
CLASS X SHARES
1996.....................   $12.24       $ 0.23          $ 1.93        $ 2.16       $(0.23)       $(0.01)        $(0.24)
1997.....................    14.16         0.23            3.43          3.66        (0.23)        (0.03)         (0.26)
1998.....................    17.56         0.22            1.90          2.12        (0.22)        (0.27)         (0.49)
1999.....................    19.19         0.22            2.08          2.30        (0.22)        (0.73)         (0.95)
2000(a)*.................    20.54         0.26            1.95          2.21        (0.09)        (1.91)         (2.00)
2001(d)*.................    20.75         0.12            0.08          0.20        (0.19)        (1.10)         (1.29)
CLASS Y SHARES
2000(b)*.................    18.74         0.09            1.89          1.98       --            --             --
2001(d)*.................    20.72         0.10            0.07          0.17        (0.18)        (1.10)         (1.28)
GROWTH
CLASS X SHARES
1996.....................    11.07         0.08            2.52          2.60        (0.08)        (0.04)         (0.12)
1997.....................    13.55         0.09            3.09          3.18        (0.10)        (0.07)         (0.17)
1998.....................    16.56       --                2.16          2.16       --             (0.49)         (0.49)
1999.....................    18.23        (0.02)           6.65          6.63       --             (1.59)         (1.59)
2000(a)*.................    23.27        (0.02)          (2.47)        (2.49)      --             (1.36)         (1.36)
2001(d)*.................    19.42        (0.01)          (2.10)        (2.11)      --             (1.03)         (1.03)
CLASS Y SHARES
2000(b)*.................    23.90        (0.03)          (4.47)        (4.50)      --            --             --
2001(d)*.................    19.40        (0.03)          (2.11)        (2.14)      --             (1.03)         (1.03)
AMERICAN OPPORTUNITIES
CLASS X SHARES
1996.....................    13.71         0.08            1.68          1.76        (0.10)        (0.07)         (0.17)
1997.....................    15.30         0.07            4.73          4.80        (0.06)        (0.35)         (0.41)
1998.....................    19.69         0.13            5.57          5.70        (0.14)        (1.94)         (2.08)
1999.....................    23.31         0.08           11.76         11.84        (0.07)        (2.48)         (2.55)
2000(a)*.................    32.60         0.05           (1.39)        (1.34)      --             (2.69)         (2.69)
2001(d)*.................    28.57         0.07           (6.38)        (6.31)       (0.05)        (5.65)         (5.70)
CLASS Y SHARES
2000(b)*.................    29.89         0.05           (1.39)        (1.34)      --            --             --
2001(d)*.................    28.55         0.03           (6.37)        (6.34)       (0.05)        (5.65)         (5.70)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                   RATIOS TO AVERAGE          RATIOS TO AVERAGE
                                                                      NET ASSETS                 NET ASSETS
                                                                   (BEFORE EXPENSES            (AFTER EXPENSES
                                                                     WERE ASSUMED)              WERE ASSUMED)
                           NET ASSET               NET ASSETS  -------------------------  -------------------------
                             VALUE                   END OF                     NET                        NET       PORTFOLIO
FOR THE YEAR                END OF       TOTAL       PERIOD                 INVESTMENT                 INVESTMENT    TURNOVER
ENDED DECEMBER 31           PERIOD      RETURN+     (000'S)     EXPENSES   INCOME (LOSS)   EXPENSES   INCOME (LOSS)    RATE
-----------------          ---------  -----------  ----------  ----------  -------------  ----------  -------------  ---------
VALUE-ADDED MARKET
CLASS X SHARES
1996.....................   $14.16       17.78%     $ 73,516       0.64%        1.69%         0.56%        1.77%           4%
1997.....................    17.56       26.12       141,316       0.58         1.49          0.58         1.49            8
1998.....................    19.19       12.19       174,824       0.55         1.20          0.55         1.20           14
1999.....................    20.54       12.15       189,708       0.55         1.11          0.55         1.11           21
2000(a)*.................    20.75       11.98       186,887       0.54         1.31          0.54         1.31            8
2001(d)*.................    19.66        0.94(1)    192,287       0.52(2)      1.20(2)       0.52(2)      1.20(2)         4(1)
CLASS Y SHARES
2000(b)*.................    20.72       10.57           890       0.78         1.02          0.78         1.02            8
2001(d)*.................    19.61        0.84(1)      5,048       0.77(2)      0.95(2)       0.77(2)      0.95(2)         4(1)
GROWTH
CLASS X SHARES
1996.....................    13.55       23.56        18,215       1.22        (0.03)         0.50         0.69           47
1997.....................    16.56       23.07        40,311       1.01         0.13          1.01         0.13           55
1998.....................    18.23       13.22        53,504       1.06         0.01          1.06         0.01          223
1999.....................    23.27       39.10        96,699       0.90        (0.11)         0.90        (0.11)          88
2000(a)*.................    19.42      (11.68)      132,909       0.88        (0.10)         0.88        (0.10)          68
2001(d)*.................    16.28      (10.85)(1)    99,634       0.84(2)     (0.08)(2)      0.84(2)     (0.08)(2)       36(1)
CLASS Y SHARES
2000(b)*.................    19.40      (18.83)        2,536       1.14        (0.34)         1.14        (0.34)          68
2001(d)*.................    16.23      (11.01)(1)     3,783       1.09(2)     (0.33)(2)      1.09(2)     (0.33)(2)       36(1)
AMERICAN OPPORTUNITIES
CLASS X SHARES
1996.....................    15.30       12.95       120,904       0.71         0.52          0.69         0.54          232
1997.....................    19.69       31.93       230,014       0.68         0.42          0.68         0.42          262
1998.....................    23.31       30.78       371,633       0.66         0.62          0.66         0.62          325
1999.....................    32.60       55.81       768,751       0.66         0.29          0.66         0.29          360
2000(a)*.................    28.57       (4.42)      832,971       0.64         0.17          0.64         0.17          426
2001(d)*.................    16.56      (22.08)(1)   580,865       0.64(2)      0.55(2)       0.64(2)      0.55(2)       213(1)
CLASS Y SHARES
2000(b)*.................    28.55       (4.48)       13,930       0.88         0.40          0.88         0.40          426
2001(d)*.................    16.51      (22.23)(1)    25,443       0.89(2)      0.30(2)       0.89(2)      0.30(2)       213(1)

Morgan Stanley Select Dimensions Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                           NET ASSET                                                                              TOTAL
                             VALUE         NET        NET REALIZED   TOTAL FROM   DIVIDENDS    DISTRIBUTIONS    DIVIDENDS
FOR THE YEAR               BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT       TO            TO             AND
ENDED DECEMBER 31          OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
-----------------          ---------  -------------  --------------  ----------  ------------  -------------  -------------
MID-CAP EQUITY
CLASS X SHARES
1997(c)..................   $10.00       $ 0.18          $ 1.39        $ 1.57       $(0.17)       --             $(0.17)
1998.....................    11.40         0.06            0.57          0.63        (0.07)       $(0.10)         (0.17)
1999.....................    11.86         0.06           10.81         10.87        (0.06)        (0.01)         (0.07)
2000(a)*.................    22.66        (0.09)          (5.64)        (5.73)      --             (1.55)         (1.55)
2001(d)*.................    15.38        (0.04)          (3.31)        (3.35)      --            --             --
CLASS Y SHARES
2000(b)*.................    24.41        (0.05)          (8.99)        (9.04)      --            --             --
2001(d)*.................    15.37        (0.05)          (3.32)        (3.37)      --            --             --
GLOBAL EQUITY
CLASS X SHARES
1996.....................    10.99         0.15            1.10          1.25        (0.17)        (0.01)         (0.18)
1997.....................    12.06         0.12            0.92          1.04        (0.11)        (0.02)         (0.13)
1998.....................    12.97         0.14            1.81          1.95        (0.18)        (0.05)         (0.23)
1999.....................    14.69         0.06            4.94          5.00        (0.06)       --              (0.06)
2000(a)*.................    19.63         0.13           (1.19)        (1.06)       (0.06)        (1.25)         (1.31)
2001(d)*.................    17.26         0.05           (1.78)        (1.73)       (0.11)        (1.52)         (1.63)
CLASS Y SHARES
2000(a)*.................    18.85       --               (1.61)        (1.61)      --            --             --
2001(d)*.................    17.24         0.03           (1.78)        (1.75)       (0.10)        (1.52)         (1.62)
DEVELOPING GROWTH
CLASS X SHARES
1996.....................    15.00         0.02            1.92          1.94        (0.03)        (0.03)++       (0.06)
1997.....................    16.88         0.05            2.27          2.32        (0.04)       --              (0.04)
1998.....................    19.16         0.03            1.69          1.72        (0.04)        (0.03)         (0.07)
1999.....................    20.81         0.01           19.23         19.24        (0.01)       --              (0.01)
2000(a)*.................    40.04         0.22           (7.89)        (7.67)      --             (6.44)         (6.44)
2001(d)*.................    25.93        (0.02)          (4.54)        (4.56)       (0.22)        (3.44)         (3.66)
CLASS Y SHARES
2000(b)*.................    29.79         0.09           (3.98)        (3.89)      --            --             --
2001(d)*.................    25.90        (0.05)          (4.54)        (4.59)       (0.21)        (3.44)         (3.65)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                   RATIOS TO AVERAGE           RATIOS TO AVERAGE
                                                                       NET ASSETS                 NET ASSETS
                                                                    (BEFORE EXPENSES            (AFTER EXPENSES
                                                                     WERE ASSUMED)               WERE ASSUMED)
                           NET ASSET               NET ASSETS  --------------------------  -------------------------
                             VALUE                   END OF                      NET                        NET       PORTFOLIO
FOR THE YEAR                END OF       TOTAL       PERIOD                  INVESTMENT                 INVESTMENT    TURNOVER
ENDED DECEMBER 31           PERIOD      RETURN+     (000'S)     EXPENSES    INCOME (LOSS)   EXPENSES   INCOME (LOSS)    RATE
-----------------          ---------  -----------  ----------  -----------  -------------  ----------  -------------  ---------
MID-CAP EQUITY
CLASS X SHARES
1997(c)..................   $11.40       15.84%(1)  $ 19,236       1.12%(2)      0.65%(2)     --            1.77%(2)      104%(1)
1998.....................    11.86        5.67        28,198       0.98         (0.40)        --            0.58          323
1999.....................    22.66       92.10        84,949       0.92         (0.35)         0.20%        0.37          318
2000(a)*.................    15.38      (27.56)      116,991       0.79         (0.41)         0.79        (0.41)          21
2001(d)*.................    12.03      (21.83)(1)    80,915       0.79(2)      (0.58)(2)      0.79(2)     (0.58)(2)        9(1)
CLASS Y SHARES
2000(b)*.................    15.37      (36.83)        4,895       1.02         (0.62)         1.02        (0.62)          21
2001(d)*.................    12.00      (21.93)(1)     9,328       1.04(2)      (0.83)(2)      1.04(2)     (0.83)(2)        9(1)
GLOBAL EQUITY
CLASS X SHARES
1996.....................    12.06       11.43        59,246       1.25          0.69          0.72         1.22           62
1997.....................    12.97        8.66       102,229       1.13          0.91          1.13         0.91           87
1998.....................    14.69       15.11       125,522       1.10          1.01          1.10         1.01           80
1999.....................    19.63       34.14       173,743       1.08          0.36          1.08         0.36           79
2000(a)*.................    17.26       (5.93)      171,523       1.06          0.68          1.06         0.68           68
2001(d)*.................    13.90      (10.04)(1)   142,901       1.06(2)       0.63(2)       1.06(2)      0.63(2)        56(1)
CLASS Y SHARES
2000(a)*.................    17.24       (8.54)          883       1.29          0.02          1.29         0.02           68
2001(d)*.................    13.87      (10.12)(1)     2,852       1.31(2)       0.38(2)       1.31(2)      0.38(2)        56(1)
DEVELOPING GROWTH
CLASS X SHARES
1996.....................    16.88       12.95        61,120       0.68         (0.04)         0.58         0.06          146
1997.....................    19.16       13.77        82,690       0.60          0.26          0.60         0.26          149
1998.....................    20.81        9.04        81,625       0.59          0.19          0.59         0.19          193
1999.....................    40.04       92.52       160,595       0.58          0.06          0.58         0.06          178
2000(a)*.................    25.93      (21.61)      142,640       0.56          0.66          0.56         0.66          207
2001(d)*.................    17.71      (17.58)(1)   106,614       0.59(2)      (0.19)(2)      0.59(2)     (0.19)(2)      115(1)
CLASS Y SHARES
2000(b)*.................    25.90      (13.06)        1,716       0.83          0.74          0.83         0.74          207
2001(d)*.................    17.66      (17.70)(1)     2,704       0.84(2)      (0.45)(2)      0.84(2)     (0.45)(2)      115(1)

Morgan Stanley Select Dimensions Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                           NET ASSET                                                                              TOTAL
                             VALUE         NET        NET REALIZED   TOTAL FROM   DIVIDENDS    DISTRIBUTIONS    DIVIDENDS
FOR THE SIX MONTHS         BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT       TO            TO             AND
ENDED JUNE 30              OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
-------------              ---------  -------------  --------------  ----------  ------------  -------------  -------------
EMERGING MARKETS
CLASS X SHARES
1996.....................   $ 9.69       $ 0.16          $ 1.51        $ 1.67       $(0.16)       --             $(0.16)
1997.....................    11.20         0.06            0.11          0.17        (0.06)       --              (0.06)
1998.....................    11.31         0.07           (3.33)        (3.26)       (0.07)       $(0.07)+++      (0.14)
1999.....................     7.91       --                6.60          6.60       --             (0.02)++       (0.02)
2000(a)*.................    14.49        (0.02)          (4.12)        (4.14)      --            --             --
2001(d)*.................    10.35         0.08           (0.22)        (0.14)      --            --             --

---------------------

(a) PRIOR TO JULY 24, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
(b)  FOR THE PERIOD JULY 24, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.
(c) FOR THE PERIOD JANUARY 21, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997.
(d)  FOR THE SIX MONTHS ENDED JUNE 30, 2001.
* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
++   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.01.
+++  INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.04.
++   DISTRIBUTIONS FROM PAID-IN-CAPITAL.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE SIX MONTHS ENDED JUNE 30, 2001 FOR DIVERSIFIED INCOME AND BALANCE GROWTH WAS TO INCREASE (DECREASE) NET INVESTMENT INCOME PER SHARE BY ($0.03) AND $0.01, INCREASE (DECREASE) NET REALIZED AND UNREALIZED GAIN OR LOSS BY ($0.03) AND $0.01, AND INCREASE (DECREASE) THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY (0.88%) AND 0.07%, RESPECTIVELY. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                              RATIOS TO AVERAGE        RATIOS TO AVERAGE
                                                                 NET ASSETS               NET ASSETS
                                                              (BEFORE EXPENSES          (AFTER EXPENSES
                                                                WERE ASSUMED)            WERE ASSUMED)
                           NET ASSET           NET ASSETS  -----------------------  -----------------------
                             VALUE               END OF                   NET                      NET       PORTFOLIO
FOR THE SIX MONTHS          END OF     TOTAL     PERIOD               INVESTMENT               INVESTMENT    TURNOVER
ENDED JUNE 30               PERIOD    RETURN+   (000'S)    EXPENSES  INCOME (LOSS)  EXPENSES  INCOME (LOSS)    RATE
-------------              ---------  -------  ----------  --------  -------------  --------  -------------  ---------
EMERGING MARKETS
CLASS X SHARES
1996.....................   $11.20     17.69%   $ 17,240      2.02%      (0.10)%       0.50%       1.42%          46%
1997.....................    11.31      1.27      23,815      1.71        0.49         1.71        0.49           91
1998.....................     7.91    (29.03)     13,272      1.73        0.72         1.73        0.72          116
1999.....................    14.49     83.53      22,889      1.84       (0.03)        1.84       (0.03)          82
2000(a)*.................    10.35    (28.57)     13,223      1.54       (0.12)        1.54       (0.12)          47
2001(d)*.................    10.21     (1.35)(1)    11,811    1.67(2)      1.51(2)     1.67(2)      1.51(2)       12(1)

---------------------

(a) PRIOR TO JULY 24, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
(b)  FOR THE PERIOD JULY 24, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.
(c) FOR THE PERIOD JANUARY 21, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997.
(d)  FOR THE SIX MONTHS ENDED JUNE 30, 2001.
* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
++   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.01.
+++  INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.04.
++   DISTRIBUTIONS FROM PAID-IN-CAPITAL.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE SIX MONTHS ENDED JUNE 30, 2001 FOR DIVERSIFIED INCOME AND BALANCE GROWTH WAS TO INCREASE (DECREASE) NET INVESTMENT INCOME PER SHARE BY ($0.03) AND $0.01, INCREASE (DECREASE) NET REALIZED AND UNREALIZED GAIN OR LOSS BY ($0.03) AND $0.01, AND INCREASE (DECREASE) THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY (0.88%) AND 0.07%, RESPECTIVELY. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                                    Trustees
          ------------------------------------------------------------

              Michael Bozic                   Dr. Manuel H. Johnson
              Charles A. Fiumefreddo              Michael E. Nugent
              Edwin J. Garn                       Philip J. Purcell
              Wayne E. Hedien                     John L. Schroeder
              James F. Higgins

                                    Officers
          ------------------------------------------------------------
                             Charles A. Fiumefreddo
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                               Mitchell M. Merin
                                   PRESIDENT

                                   Barry Fink
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                                Thomas F. Caloia
                                   TREASURER

                     Transfer Agent                                         Independent Auditors
    ------------------------------------------------          ------------------------------------------------
          Morgan Stanley Dean Witter Trust FSB                             Deloitte & Touche LLP
         Harborside Financial Center--Plaza Two                          Two World Financial Center
             Jersey City, New Jersey 07311                                New York, New York 10281

                               Investment Manager
          ------------------------------------------------------------
                    Morgan Stanley Investment Advisors Inc.
                             Two World Trade Center
                            New York, New York 10048

                                  Sub-Advisors
          ------------------------------------------------------------
              North American Government Securities, Mid-Cap Equity
                        and Emerging Markets Portfolios
                       ----------------------------------
                       TCW Investment Management Company
                     865 South Figueroa Street, Suite 1800
                         Los Angeles, California 90017

                                Growth Portfolio
                                 --------------
                   Morgan Stanley Investment Management Inc.
                          1221 Avenue of the Americas
                            New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.

                                  # 4 0 4 7 4